                             [LOGO OF PACIFIC ONE]

                                   PROSPECTUS
                                      FOR

                                  PACIFIC ONE

                                   ISSUED BY

                     PACIFIC MUTUAL LIFE INSURANCE COMPANY

                          DATED DECEMBER 29, 1995

                                --------------

                                   PROSPECTUS
                                      FOR

                              PACIFIC SELECT FUND

                             DATED MAY 1, 1995

                                                  PACIFIC ONE
                                        AN INDIVIDUAL FLEXIBLE PREMIUM
                                           VARIABLE ANNUITY CONTRACT

                                         ISSUED BY PACIFIC MUTUAL LIFE
                                               INSURANCE COMPANY
                                        MAILING ADDRESS: P.O. BOX 7187
                                        PASADENA, CALIFORNIA 91109-7187
                                                1-800-722-2333

[LOGO OF PACIFIC ONE]

  This Prospectus describes Pacific One (the "Contract") offered by Pacific Mutual Life Insurance Company ("Pacific Mutual"). The Contracts provide purchasers with flexibility in long-term financial planning, including planning for retirement. Contracts are available both to individuals and under certain tax-qualified retirement plans. Payout options under the Contracts include variable annuities funded through Pacific Mutual's Separate Account A (the "Separate Account") and fixed annuities funded by Pacific Mutual's General Account.

  Twelve Investment Options are currently available. Each of the eleven Variable Investment Options now in effect is a subaccount of the Separate Account, and provides variable returns by investing in shares of a corresponding Portfolio of Pacific Select Fund:

          Money Market Portfolio            Multi-Strategy Portfolio
          High Yield Bond Portfolio         Equity Portfolio
          Managed Bond Portfolio            Bond and Income Portfolio
          Government Securities Portfolio   Equity Index Portfolio
          Growth LT Portfolio               International Portfolio
          Equity Income Portfolio

  A Fixed Option is also available; it provides a fixed rate of return and is funded by Pacific Mutual's General Account.

  THIS PROSPECTUS PROVIDES INFORMATION THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING IN A CONTRACT. IN ADDITION, THIS PROSPECTUS IS ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE PACIFIC SELECT FUND. YOU SHOULD READ BOTH OF THESE PROSPECTUSES CAREFULLY AND RETAIN THEM FOR YOUR FUTURE REFERENCE.

  Additional information about the Contract and the Separate Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated December 29, 1995. You may obtain a free copy of the Statement of Additional Information by writing or calling Pacific Mutual. The information contained in the Statement of Additional Information is incorporated by reference into this Prospectus. The table of contents for the Statement of Additional Information appears on page 35 of this Prospectus.

                                ---------------

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURI-
          TIES AND EXCHANGE COMMISSION NOR  HAS THE COMMISSION PASSED
         UPON THE ACCURACY OR  ADEQUACY OF THIS PROSPECTUS. ANY REPRE-
               SENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                ---------------

THE CONTRACT  IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR  ENDORSED BY,
 ANY  BANK. IT  IS  NOT FEDERALLY  INSURED BY  THE  FEDERAL DEPOSIT  INSURANCE
  CORPORATION, THE  FEDERAL RESERVE  BOARD, OR  ANY OTHER  GOVERNMENT AGENCY.
   INVESTMENT  IN A  CONTRACT  INVOLVES  RISK,  INCLUDING  POSSIBLE LOSS  OF
                                   PRINCIPAL.

                                ---------------

THE  CONTRACT IS  NOT AVAILABLE  IN  ALL STATES  AND THIS  PROSPECTUS DOES  NOT
 CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH SUCH AN OFFER MAY NOT BE MADE LAWFULLY. NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY
  REPRESENTATIONS IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE RELATED STATEMENT OF
   ADDITIONAL INFORMATION (OR ANY SALES LITERATURE APPROVED BY PACIFIC MUTUAL), AND ANY SUCH UNAUTHORIZED INFORMATION OR REPRESENTATION IS, IF
                     GIVEN OR MADE, NOT TO BE RELIED UPON.

                         DATED : DECEMBER 29, 1995

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
SPECIAL DEFINITIONS........................................................   4
SUMMARY....................................................................   7
FEE TABLE..................................................................   8
WHY BUY A CONTRACT.........................................................  10
YOUR INVESTMENT OPTIONS....................................................  10
  Your Variable Investment Options.........................................  10
  Variable Investment Option Performance...................................  12
  Your Fixed Option........................................................  12
PURCHASING YOUR CONTRACT...................................................  12
  How to Apply for Your Contract...........................................  12
  Making Your Purchase Payments............................................  13
HOW YOUR PAYMENTS ARE INVESTED.............................................  13
  Investing in Variable Investment Options.................................  13
  When Your Investment is Effective........................................  14
  Choosing Your Investment Options.........................................  14
  Transfers................................................................  14
CHARGES, FEES AND DEDUCTIONS...............................................  15
  Premium Taxes............................................................  15
  Annual Fee...............................................................  15
  Waivers and Reduced Charges..............................................  16
  Mortality and Expense Risk Charge........................................  16
  Administrative Fee.......................................................  16
  Expenses of Pacific Select Fund..........................................  16
RETIREMENT BENEFITS AND OTHER PAYOUTS......................................  17
  Selecting Your Annuitant.................................................  17
  Annuitization............................................................  17
  Choosing Your Annuity Date ("Annuity Start Date")........................  17
  Annuity Option...........................................................  18
  Default Annuity Date and Options.........................................  19
  Your Annuity Payments....................................................  19
  Age Limitations..........................................................  20
  Death Benefits...........................................................  20
WITHDRAWALS................................................................  21
  Optional Withdrawals.....................................................  21
  Mandatory Distribution on Death..........................................  22
  Tax Consequences of Withdrawals..........................................  23
  Short-Term Cancellation Right ("Free Look")..............................  23
PACIFIC MUTUAL AND THE SEPARATE ACCOUNT....................................  23
  Pacific Mutual...........................................................  23
  Separate Account A.......................................................  23
FEDERAL TAX STATUS.........................................................  24
  Taxes Payable by Contract Owners: General Rules..........................  25
  Qualified Contracts......................................................  26

                                                                            PAGE
                                                                            ----
  Loans....................................................................  27
  Withholding..............................................................  29
  Impact of Federal Income Taxes...........................................  29
  Taxes on Pacific Mutual..................................................  29
ADDITIONAL INFORMATION.....................................................  30
  Voting Rights............................................................  30
  Changes to Your Contract.................................................  30
  Changes to ALL Contracts.................................................  31
  Investor Inquiries and Submitting Forms and Requests.....................  32
  Telephone Transactions...................................................  32
  Timing of Payments.......................................................  33
  Confirmation Statements and Other Reports to Contract Owners.............  33
  Sales Commissions........................................................  33
  Financial Statements.....................................................  33
THE FIXED OPTION...........................................................  34
  General Information......................................................  34
  Guarantee Terms..........................................................  34
  Withdrawals and Transfers................................................  34
CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION........................  35
APPENDIX A: STATE LAW VARIATIONS...........................................  36

                              SPECIAL DEFINITIONS

In this Prospectus, "we," "our" and "us" refer to Pacific Mutual Life Insurance Company ("Pacific Mutual"); "you" and "your" refer to the Contract Owner.

Account Value--The amount of your Contract Value allocated to a specified Subaccount or to the Fixed Option.

Annual Fee--A $40 fee charged each year on your Contract Anniversary and at the time of a full withdrawal, if your Contract Value is less than $100,000 on that date.

Annuitant--A person on whose life annuity payments may be determined. An Annuitant's life may also be used to determine certain increases in death benefits, and to determine the Annuity Date. A Contract may name a single ("sole") Annuitant or two ("Joint") Annuitants, and may also name a "Contingent" Annuitant. If you name Joint Annuitants or a Contingent Annuitant, "the Annuitant" means the sole surviving Annuitant, unless otherwise stated.

Annuity Date--Also called the "Annuity Start Date." The date specified in your Contract for the commencement of annuity payments if your Annuitant (or Joint Annuitants) is (or are) still living and your Contract is in force. You may change your Annuity Date by notifying us as described in this Prospectus.

Annuity Option--A set of characteristics of a series of payments after your Annuity Date.

Beneficiary--A person who may have a right to receive the death benefit payable upon the death of the Annuitant or a Contract Owner prior to the Annuity Date, or has a right to receive remaining guaranteed annuity payments, if any, upon the death of the Annuitant following the Annuity Date.

Business Day--Any day on which the value of the amount invested in a Subaccount is determined. In this Prospectus, "day" or "date" means Business Day unless otherwise specified. If any transaction or event called for under a Contract is scheduled to occur on a day that is not a Business Day, such transaction or event will be deemed to occur on the next following Business Day unless otherwise specified. Special circumstances such as leap years and months with fewer than 31 days are discussed in the Statement of Additional Information. Determinations of values are made at or about 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open, provided that Pacific Mutual's offices are also open that day. Any calculation or determination of value called for on or as of any day is effected as of the end of that day.

Code--The Internal Revenue Code of 1986, as amended.

Contingent Annuitant--A person, named in your Contract, who will become your sole surviving Annuitant if your existing sole Annuitant (or both Joint Annuitants) should die before your Annuity Date.

Contingent Owner--A person, named in your Contract, who may succeed to the rights of a Contract Owner of your Contract if all named Contract Owners die before your Annuity Date.

Contract Anniversary--The same date, in each subsequent year, as your Contract Date.

Contract Date--The date we issue your Contract.

Contract Debt--As of the end of any given Business Day, the principal amount you have outstanding on any loan under your Contract, plus any accrued and unpaid interest. Loans are available only on certain Qualified Contracts.

Contract Owner--Generally, a person who purchases a Pacific One Contract and makes the Purchase Payments. A Contract Owner has all rights in the Contract before the Annuity Date, including the right to make withdrawals, designate and change beneficiaries, transfer amounts among Investment Options, and designate an Annuity Option. If your Contract names Joint Owners, both Joint Owners are Contract Owners and share all such rights.

Contract Value--At the end of any given Business Day, your Variable Account Value, plus your Fixed Option Value, plus the amount held in the Loan Account to secure your Contract Debt.

Contract Year--A year that starts on the Contract Date or on a Contract Anniversary.

Fixed Option--If you allocate all or a part of your Purchase Payments or Contract Value to the Fixed Option, such amounts are held in Pacific Mutual's General Account and receive interest at rates declared periodically, but not less than an annual rate of 3%.

Fixed Option Value--The aggregate amount under your Contract in the Fixed
Option.

Fund--Pacific Select Fund.

General Account--Pacific Mutual's General Account consists of all assets of Pacific Mutual other than those assets allocated to Separate Account A or to any of our other separate accounts.

Guaranteed Interest Rate--The interest rate guaranteed, from time to time, for amounts allocated to the Fixed Option.

Guarantee Term--The period during which amounts you allocate to the Fixed Option earn a Guaranteed Interest Rate.

Investment Option--A Subaccount or the Fixed Option.

Joint Annuitant--If your Contract is a Non-Qualified Contract, you may name two Annuitants, called "Joint Annuitants," in your Application for your Contract. Special restrictions apply for Qualified Contracts.

Non-Qualified Contract--A Contract other than a Qualified Contract.

Portfolio--A separate series or portfolio of the Fund.

Primary Annuitant--The individual, named in your Contract, the events in the life of whom are of primary importance in affecting the timing or amount of the payment under the Contract.

Purchase Payment--An amount paid to Pacific Mutual by or on behalf of a Contract Owner, as consideration for the benefits provided under the Contract.

Qualified Contract--A Contract that qualifies under the Code as an individual retirement annuity ("IRA"), or a Contract purchased by a Qualified Plan, qualifying for special tax treatment under the Code.

Qualified Plan--A retirement plan that receives favorable tax treatment under
Section 401, 408, 403(a), 403(b) or 457 of the Code.

SEC--Securities and Exchange Commission.

Separate Account A (the "Separate Account")--A separate account of Pacific Mutual registered as a unit investment trust under the Investment Company Act of 1940.

Subaccount--An investment division of the Separate Account. Each Subaccount invests its assets in shares of a corresponding Portfolio.

Subaccount Annuity Unit--Subaccount Annuity Units (or "Annuity Units") are used to measure variation in variable annuity payments. To the extent you elect to convert all or some of your Contract Value into variable annuity payments, the amount of each annuity payment (after the first payment) will vary with the value and number of Annuity Units in each Subaccount attributed to any variable annuity payments. At annuitization (after any applicable premium taxes and or other taxes are paid) the amount annuitized to a variable annuity determines the amount of your first variable annuity payment and the number of Annuity Units credited to your annuity in each Subaccount. The value of Subaccount Annuity Units, like the value of Subaccount Units, should be expected to fluctuate daily, as described in the definition of "Unit Value."

Subaccount Unit--Before your Annuity Date, each time you allocate an amount to a Subaccount, your Contract is credited with a number of Subaccount Units in that Subaccount; these Units are used, for accounting purposes, to measure your balance in that Subaccount. The value of Subaccount Units should be expected to fluctuate daily, as described in the definition of Unit Value.

Unit Value--The value of a Subaccount Unit ("Subaccount Unit Value") or Subaccount Annuity Unit ("Subaccount Annuity Unit Value"). Unit Value of any Subaccount is subject to change on any Business Day in much the same way that the value of a mutual fund share changes each day; the fluctuations in value reflect the investment results, expenses of and charges against the Portfolio in which the Subaccount invests its assets, and also reflect charges against the Separate Account. Changes in Subaccount Annuity Unit Values also reflect an additional factor that adjusts Subaccount Annuity Unit Values to offset our Annuity Option Table's implicit assumption of an annual investment return of 5%; the effect of this assumed investment return is explained in detail in the Statement of Additional Information. Unit Value of a Subaccount Unit or Subaccount Annuity Unit on any Business Day is measured at or about 4:00 p.m., Eastern time, on that Business Day.

Variable Account Value--The aggregate amount of your Contract Value allocated to all Subaccounts.

Variable Investment Option--A Subaccount.

                                    SUMMARY

This brief description is only an overview of the more significant features of your Contract. More detailed information may be found in subsequent sections of this Prospectus, in the Statement of Additional Information, and in the Contract itself. Endorsements to your Contract may contain variations from the standardized information in this Prospectus. In addition, any variations due to requirements particular to your state or jurisdiction are set forth in supplements attached to or accompanying this Prospectus. IF ANY CONTRACT ENDORSEMENTS OR SUPPLEMENTAL VARIATIONS TO THIS PROSPECTUS CONFLICT WITH OTHER INFORMATION IN THE CONTRACT FORM OR IN THIS PROSPECTUS, THE ENDORSEMENTS AND SUPPLEMENTS CONTROL YOUR CONTRACT.

WHAT IS THE CONTRACT? Pacific One (the "Contract") is designed to be a long-term financial planning device, permitting you to invest on a tax-deferred basis for retirement or other long-range goals, and to receive a series of regular payments for life or a period of years. See FEDERAL TAX STATUS.

HOW DO I PURCHASE A CONTRACT? You must invest at least $25,000 to buy a Contract. After this initial investment you may make additional investments but you are not required to do so. Your initial investment may be payable in automatic installments over your first Contract Year. See PURCHASING YOUR CONTRACT.

WHAT ARE MY INVESTMENT OPTIONS? You select your own Investment Options. Eleven of the twelve Investment Options are Variable Investment Options available through Separate Account A. Each Variable Investment Option invests in a corresponding Portfolio of the Fund. Pacific Mutual is the investment adviser to the Fund, and Pacific Mutual and the Fund have retained other portfolio managers for nine of the Portfolios. You bear the investment risk associated with the Variable Investment Options, and you should expect your Contract Value allocated to these Investment Options and the value of any Subaccount Annuity Units attributed to any variable annuity payments to fluctuate. See HOW YOUR PAYMENTS ARE INVESTED. The twelfth option is a Fixed Option, providing a fixed annual interest rate of at least 3%; the portion of your Purchase Payments or Contract Value allocated to the Fixed Option is held in Pacific Mutual's General Account. Additional Investment Options may be available in the future.

You may select as many Investment Options as you wish. Prior to your Annuity Date, this selection is made by the Contract Owner(s); after your Annuity Date, if you choose variable-dollar annuity payments, this selection is made by the Annuitant(s).

CAN I CHANGE MY INVESTMENT OPTIONS? You may transfer amounts (subject to certain restrictions) from one Investment Option to another at any time on or prior to your Annuity Date; after your Annuity Date, up to four exchanges of Subaccount Annuity Units may be made in any twelve-month period. You may transfer amounts automatically using dollar cost averaging, automatic portfolio rebalancing, or an earnings sweep. See TRANSFERS in this Prospectus and SYSTEMATIC TRANSFER PROGRAMS in the Statement of Additional Information. Transaction fees may be imposed in the future for excessive transfers.

WHAT CHARGES WILL I PAY? An Administrative Fee equal to an annual rate of 0.0015, and a mortality and expense risk charge equal to an annual rate of 0.0125, are charged against assets held in the Variable Investment Options. Amounts invested in the Variable Investment Options are also subject to the operating expenses imposed on the corresponding Portfolio of the Fund. Before you annuitize, an Annual Fee of $40 a year is charged if your Contract Value is less than $100,000.

You may also be subject to other fees. See CHARGES, FEES AND DEDUCTIONS.

CAN I WITHDRAW MY INVESTMENT? Generally, you may withdraw all or part of your Contract Value at any time on or prior to your Annuity Date. Restrictions are imposed on withdrawals from certain Qualified Contracts. Withdrawals may be subject to tax and, in certain circumstances, a tax penalty. See WITHDRAWALS and FEDERAL TAX STATUS.

CAN I RETURN MY CONTRACT? For a limited time, usually about 10 days after you receive it, you may return your Contract for a refund in accordance with the terms of its "free look" provision. See SHORT-TERM CANCELLATION RIGHT ("FREE LOOK").

HOW DO I REACH PACIFIC MUTUAL? You can reach our service representatives between 6:00 a.m. and 5:00 p.m., Pacific time, at 1-800-722-2333. To send payments, forms, or requests, see INVESTOR INQUIRIES AND SUBMITTING FORMS AND REQUESTS.

                                   FEE TABLE

The purpose of this fee table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly under your Contract. The table reflects expenses of the Separate Account as well as expenses of the Fund. In addition to the charges and expenses described below, premium taxes may apply. See PREMIUM TAXES in this Prospectus and the discussion under ORGANIZATION AND MANAGEMENT OF THE FUND in the Fund's Prospectus and under INVESTMENT ADVISER AND PORTFOLIO MANAGEMENT AGREEMENTS in the Fund's Statement of Additional Information.

      CONTRACT OWNER TRANSACTION EXPENSES
       Sales Charge Imposed on Purchase Payments........................   None
       Deferred Sales Charge............................................   None
       Withdrawal Transaction Fee/1/....................................   None
       Transfer Fee/2/..................................................   None
       ANNUAL FEE/3/.................................................... $40.00
      SEPARATE ACCOUNT A ANNUAL EXPENSES
      (as a percentage of average daily Account value)
       Mortality and Expense Risk Charge................................   1.25%
       Administrative Fee...............................................   0.15%
                                                                         ------
       Total Separate Account A Annual Expenses.........................   1.40%
                                                                         ======

--------
/1/ We reserve the right to impose a transaction fee of up to $15 in the future on excess partial withdrawals. See OPTIONAL WITHDRAWALS.

/2/ We reserve the right to impose a transaction fee of up to $15 in the future on excess transfers. See TRANSFERS.

/3/ This fee will be charged on each Contract Anniversary prior to your Annuity
    Date and at the time of a full withdrawal of any Contract Value unless your Contract Value is at least $100,000 on that date.

                      PACIFIC SELECT FUND ANNUAL EXPENSES
               (AS A PERCENTAGE OF PORTFOLIO AVERAGE NET ASSETS)

                                                        OTHER EXPENSES
                                               ADVISORY     (AFTER       TOTAL
                                                 FEE    REIMBURSEMENTS) EXPENSES
                                               -------- --------------  --------
Money Market..................................   .40%        .15%          .55%
High Yield Bond...............................   .60%        .23%          .83%
Managed Bond..................................   .60%        .16%          .76%
Government Securities.........................   .60%        .24%          .84%
Growth LT.....................................   .75%        .24%          .99%
Equity Income.................................   .65%        .22%          .87%
Multi-Strategy................................   .65%        .22%          .87%
Equity........................................   .65%        .15%          .80%
Bond and Income...............................   .60%        .20%          .80%
Equity Index..................................   .25%        .18%          .43%
International.................................   .85%        .26%         1.11%

  Example: If, at the end of the applicable time period, you withdraw your entire Variable Account Value or your entire Contract Value, you annuitize, or you do not withdraw or annuitize, you would pay the following cumulative expenses on each $1,000 invested, assuming 5% annual return on assets:

                                                                  1 YEAR 3 YEARS
                                                                  ------ -------
Money Market.....................................................  $20     $63
High Yield Bond..................................................  $23     $71
Managed Bond.....................................................  $22     $69
Government Securities............................................  $23     $72
Growth LT........................................................  $25     $76
Equity Income....................................................  $24     $72
Multi-Strategy...................................................  $24     $72
Equity...........................................................  $23     $70
Bond and Income..................................................  $23     $70
Equity Index.....................................................  $19     $59
International....................................................  $26     $80

THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES INCURRED IN ANY GIVEN YEAR MAY BE MORE OR LESS THAN THOSE SHOWN IN THE EXAMPLES. The expenses listed for the Fund Portfolios have been restated to reflect current expenses. Total Expenses for the fiscal year December 31, 1994 expressed as a decimal (where 1.00 is 100%) were equal to the following annual factors (of average daily net assets). Money Market: 0.0064; High Yield Bond: 0.0088; Managed Bond: 0.0084; Government Securities: 0.0088; Growth LT (which began operations January 4, 1994): 0.0108 (annualized); Equity
Income: 0.0094; Multi-Strategy: 0.0094; Equity Index: 0.0051; and International
0.0122. The Equity and Bond and Income Portfolios did not begin operations until December 31, 1994. These Total Expenses for the Portfolios reflect the policy, adopted by Pacific Mutual as Investment Adviser to the Fund, to waive its fees and reimburse expenses so that operating expenses (exclusive of advisory fees, additional custodial fees associated with holding foreign securities, foreign taxes on dividends, interest or capital gains, and extraordinary expenses) expressed as a decimal are no greater than 0.0025 of average daily net assets per year. Pacific Mutual intends to continue this policy in effect until at least December 31, 1996, but may discontinue it after that time. If this policy had not been in effect during the fiscal year ended December 31, 1994, Total Expenses for that year expressed as a decimal would have been equal to the following annual factors (of average daily net assets). Money Market: 0.0064; High Yield Bond: 0.0097; Managed Bond: 0.0084; Government
Securities: 0.0095; Growth LT: 0.0122 (annualized); Equity Income: 0.0100; Multi-Strategy: 0.0094; Equity Index: 0.0054; and International: 0.0122.

The Annual Fee is reflected in the examples, using an assumed Contract Value of $80,000. No Annual Fee is deducted from annuitized amounts on or after full or partial annuitization or if your Contract Value is at least $100,000.

                               WHY BUY A CONTRACT

Your Pacific One Contract (your "Contract") provides you with flexibility in tax-deferred retirement planning or other long-term financial planning. You may select among a variety of Variable Investment Options and a Fixed Option. You may choose to add to your Contract Value at any time, and your additional investments may be in any amount you choose (subject to certain limitations). When you annuitize, your Annuitant(s) will receive a series of variable and/or fixed payments for life or for a specified period of years.

If you purchase a Contract with after-tax dollars, your Contract is called a "Non-Qualified Contract". If your Contract is purchased through a Qualified Plan, it is called a "Qualified Contract". Either way, your earnings on your Contract are not subject to tax until amounts are withdrawn or distributed (including annuity payments).

                            YOUR INVESTMENT OPTIONS

You may choose among twelve different Investment Options.

YOUR VARIABLE INVESTMENT OPTIONS

Separate Account A, a newly-organized separate account of Pacific Mutual, currently offers you eleven "Variable Investment Options" (also called "Subaccounts"). Each Variable Investment Option invests in a separate Portfolio of the Fund. Your Variable Investment Options are:

  .  Money Market Subaccount
  .  High Yield Bond Subaccount
  .  Managed Bond Subaccount
  .  Government Securities Subaccount
  .  Growth LT Subaccount
  .  Equity Income Subaccount
  .  Multi-Strategy Subaccount
  .  Equity Subaccount
  .  Bond and Income Subaccount
  .  Equity Index Subaccount
  .  International Subaccount

What Are Each of These Options?

For your convenience, the following chart summarizes some basic data about each Portfolio. THIS CHART IS ONLY A SUMMARY. FOR MORE COMPLETE INFORMATION ON EACH PORTFOLIO, INCLUDING A DISCUSSION OF THE PORTFOLIO'S INVESTMENT TECHNIQUES AND THE RISKS ASSOCIATED WITH ITS INVESTMENTS, SEE THE ACCOMPANYING FUND PROSPECTUS. NO ASSURANCE CAN BE GIVEN THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE. YOU SHOULD READ THE FUND PROSPECTUS CAREFULLY BEFORE INVESTING.

-------------------------------------------------------------------------------------------
                                             PRIMARY INVESTMENTS
                                             (UNDER NORMAL
 PORTFOLIO            INVESTMENT OBJECTIVE   CONDITIONS)            PORTFOLIO MANAGER
===========================================================================================
 Money Market         Current income         Highest quality money  Pacific Mutual
                      consistent with        market securities.
                      preservation of
                      capital.
-------------------------------------------------------------------------------------------
 High Yield Bond      High level of current  Intermediate--and      Pacific Mutual
                      income.                long-term high-
                                             yielding lower and
                                             medium quality ("high
                                             risk") fixed income
                                             securities.
-------------------------------------------------------------------------------------------
 Managed Bond         Maximize total return  Investment grade       Pacific Investment
                      consistent with        marketable debt        Management Company
                      prudent investment     securities.
                      management.
-------------------------------------------------------------------------------------------
 Government Securi-   Maximize total return  Securities that are    Pacific Investment
  ties                consistent with        obligations of or      Management Company
                      prudent investment     guaranteed by the U.S.
                      management.            Government, its
                                             agencies or
                                             instrumentalities
                                             (including futures
                                             contracts and options
                                             thereon).
-------------------------------------------------------------------------------------------
 Growth LT            Long-term growth of    Equity securities.     Janus Capital
                      capital consistent                            Corporation
                      with preservation of
                      capital.
-------------------------------------------------------------------------------------------
 Equity Income        Long-term growth of    Dividend-paying common J.P. Morgan Investment
                      capital and income.    stock.                 Management Inc.
-------------------------------------------------------------------------------------------
 Multi-Strategy       High total return.     Equity and fixed       J.P. Morgan Investment
                                             income securities.     Management Inc.
-------------------------------------------------------------------------------------------
 Equity               Capital appreciation.  Common stocks and      Greenwich Street
                                             securities convertible Advisors Division of
                                             into or exchangeable   Smith Barney Mutual
                                             for common stocks.     Fund Management Inc.
-------------------------------------------------------------------------------------------
 Bond and Income      High level of current  Investment grade debt  Greenwich Street
                      income consistent      securities.            Advisors Division of
                      with prudent                                  Smith Barney Mutual
                      investment                                    Fund Management Inc.
                      management and
                      preservation of
                      capital.
-------------------------------------------------------------------------------------------
 Equity Index         Investment results     Stocks included in     Bankers Trust Company
                      that correspond to     the Standard & Poor's
                      the total return       500 Composite Stock
                      performance of common  Price Index (the "S&P
                      stocks publicly        500").
                      traded in the U.S.
------------------------------------------------------------------------------------------
 International        Long-term capital      Equity securities of   Templeton Investment
                      appreciation.          corporations           Counsel, Inc.
                                             domiciled outside
                                             the U.S.
------------------------------------------------------------------------------------------

The Investment Adviser

Pacific Mutual is the investment adviser for the Fund. Pacific Mutual and the Fund have retained other portfolio managers, supervised by Pacific Mutual, for nine of the Portfolios.

VARIABLE INVESTMENT OPTION PERFORMANCE

Historical performance information can help you understand how investment performance can affect your investment in the Variable Investment Options. Although the Subaccounts are newly-established and have no historical performance, each Subaccount will be investing in shares of a Portfolio of the Fund, and the majority of these Portfolios do have historical performance data. Performance data include total returns for each Subaccount, current and effective yields for the Money Market Subaccount, and yields for the other fixed income Subaccounts. Calculations are in accordance with standard formulas prescribed by the SEC. Yields do not reflect any charge for premium taxes and/or other taxes; this exclusion may cause yields to show more favorable performance. Total returns may or may not reflect Annual Fees or any charge for premium and/or other taxes; data that do not reflect these charges may show more favorable performance.

The Statement of Additional Information presents some hypothetical performance data, showing what the performance of each Subaccount would have been if it had been investing in the corresponding Portfolio since that Portfolio's inception. The Statement of Additional Information also presents some performance benchmarks, based on unmanaged market indices, such as the S&P 500, and on "peer groups," which use other managed funds with similar investment objectives. These benchmarks may give you a broader perspective when you examine hypothetical or actual Subaccount performance.

In addition, Pacific Mutual may provide you with reports of our ratings both as an insurance company and as to our claims-paying ability. The Statement of Additional Information presents more details about these ratings.

YOUR FIXED OPTION

The Fixed Option offers you a guaranteed minimum interest rate on the amounts you allocate to this Option. Amounts you allocate to the Fixed Option, and your earnings credited to your Fixed Option Value, are held in Pacific Mutual's General Account. For more detailed information about the Fixed Option, see THE FIXED OPTION section in this Prospectus.

                            PURCHASING YOUR CONTRACT

HOW TO APPLY FOR YOUR CONTRACT

To purchase a Contract, fill out an Application and submit it along with your initial Purchase Payment to Pacific Mutual Life Insurance Company at P.O. Box 100060, Pasadena, California 91189-0060. If your Application and payment are complete when received, or once they have become complete, Pacific Mutual will issue your Contract within the next two Business Days. If some information is missing from your Application, we may delay issuing your Contract while we obtain the missing information; however, we will not hold your initial Purchase Payment for more than five Business Days without your permission.

If you already own a variable annuity product, you may purchase a Contract by exchanging your existing contract. You must submit all contracts to be exchanged when you submit your Application. Call your representative, or call us at 1-800-722-2333, if you are interested in this option.

We reserve the right to reject any Application or Purchase Payment for any reason, subject to any applicable nondiscrimination laws and to our own standards and guidelines.

MAKING YOUR PURCHASE PAYMENTS

Making Your Initial Payment

Your initial Purchase Payment must be at least $25,000. You may pay this entire amount when you submit your Application, or you may choose our pre-authorized checking plan ("PAC") which allows you to pay in equal monthly installments over one year (at least $2,000 per month). If you choose the PAC, you must make your first installment payment when you submit your Application. Further requirements for the PAC are discussed in the PAC form.

You must obtain our consent before making an initial or additional Purchase Payment that will bring your aggregate Purchase Payments over $500,000.

Making Additional Payments

You may choose to invest additional amounts in your Contract at any time. Each additional Purchase Payment must be at least $1,000.

Forms of Payment

Your initial and additional Purchase Payments may be sent by personal or bank check or by wire transfer. You may also make additional PAC Purchase Payments via electronic funds transfer. All checks must be drawn on U.S. funds. If you make Purchase Payments by check other than a cashier's check, your withdrawal requests and any refund under the "free look" may be delayed until your check has cleared.

                         HOW YOUR PAYMENTS ARE INVESTED

INVESTING IN VARIABLE INVESTMENT OPTIONS

Each time you allocate your investment to a Variable Investment Option, your Contract is credited with a number of "Subaccount Units" in that Subaccount. The number of Subaccount Units credited is equal to the amount you have allocated to that Subaccount, divided by the "Unit Value" of one Unit of that Subaccount.

  Example: You allocate $3,000 to the Government Securities Subaccount. At the end of the Business Day your investment allocation is effective, the value of one Unit in the Government Securities Subaccount is $15. As a result, 200 Units are credited to your Contract for your $3,000.

Your Variable Account Value Will Change

After we credit your Contract with Subaccount Units, the value of those Units will usually fluctuate. This means that, from time to time, your investment allocated to the Variable Investment Options may be worth more or less than the original Purchase Payments to which those amounts can be attributed. Fluctuations in Subaccount Unit Value will not change the number of Units credited to your Contract.

Subaccount Unit Values will vary in accordance with the investment performance of the corresponding Portfolio. For example, the value of Units in the Managed Bond Subaccount will change to reflect the performance of the Managed Bond Portfolio (including that Portfolio's investment income, its capital gains and losses, and its expenses). Subaccount Unit Values are also adjusted to reflect the Administrative Fee and Risk Charge imposed on the Separate Account.

We calculate the value of all Subaccount Units at or about 4:00 p.m., Eastern time on each Business Day. The Statement of Additional Information contains a detailed discussion of these calculations.

WHEN YOUR INVESTMENT IS EFFECTIVE

The day your investment is effective determines the Unit Value at which Subaccount Units are attributed to your Contract. In the case of transfers or withdrawals, the effective day determines the Unit Value at which affected Subaccount Units are debited and/or credited under your Contract. That value is the value of the Subaccount Units next calculated after your transaction is effective. Your Variable Account Value begins to reflect the investment performance results of your new allocations on the day after your transaction is effective.

Your initial Purchase Payment is ordinarily effective on the day we issue your Contract. Any additional investment is effective on the day we receive your Purchase Payment in good form.

CHOOSING YOUR INVESTMENT OPTIONS

You may allocate your Purchase Payments among the eleven Subaccounts and the Fixed Option. Allocations of your initial Purchase Payment to the Investment Options you selected will be effective either on your Contract Date or on your Free Look Transfer Date. See SHORT-TERM CANCELLATION RIGHT ("FREE LOOK"). Each additional Purchase Payment will be allocated to the Investment Options according to your allocation instructions in your Application, or most recent instructions, if any. We reserve the right, in the future, to require that your allocation to any particular Investment Option meet a certain minimum amount.

TRANSFERS

Once your payments are allocated to the Investment Options you selected, you may transfer your Contract Value from any Investment Option to any other at any time and as often as you like. Transfer requests are normally effective on the Business Day we receive them in good form. If you reside in a state that requires refund of Purchase Payments under your Free Look Right, transfers may be made only on or after your Free Look Transfer Date. See Short Term Cancellation Right ("Free Look").

No charge is currently imposed for transfers among the Investment Options, but we reserve the right to impose a transaction fee for transfers in the future; a fee of up to $15 may apply to transfers in excess of 15 in any Contract Year. Transfers under the dollar cost averaging, portfolio rebalancing, and earnings sweep options are counted toward your total transfers in a Contract Year. Any such fee would be charged against your Investment Options, including the Fixed Option, proportionately based on your relative Account Value in each immediately after the transfer.

We have the right, at our option, to require certain minimums in the future in connection with transfers; these may include a minimum transfer amount and a minimum Account Value, if any, for the Investment Option from which the transfer is made or to which the transfer is made. If your transfer request results in your having a remaining Account Value in an Investment Option that is less than such minimum amount, we may transfer that remaining amount to your other Investment Options in the proportions specified in your current allocation instructions. We also reserve the right to limit the size of transfers, to limit the number and frequency of transfers, to restrict transfers, and to suspend transfers. We reserve the right to reject any transfer request. Currently, the only restriction is that we will not accept instructions from agents acting under a power of attorney or otherwise on behalf of multiple Contract Owners.

Exchanges of your Annuity Units in any Subaccount(s) to any other Subaccount(s) after annuitization are limited to four in any twelve-month period. See RETIREMENT BENEFITS AND OTHER PAYOUTS.

Dollar Cost Averaging

Dollar cost averaging is a method in which investors buy securities in a series of regular purchases instead of in a single purchase. This allows the investor to average the securities' price over time, and may permit a

"smoothing" of abrupt peaks and drops in price. Prior to your Annuity Date, you may use dollar cost averaging to transfer amounts, over time, from any Investment Option with an Account Value of at least $10,000 to one or more other Investment Options. Detailed information appears in the Statement of Additional Information.

Portfolio Rebalancing

You may instruct us to maintain a specific balance of Variable Investment Options under your Contract (e.g., 30% in the Equity Index Subaccount, 40% in the Managed Bond Subaccount, and 30% in the Growth LT Subaccount) prior to your Annuity Date. Periodically, we will "rebalance" your investment to the percentages you have specified. Rebalancing may result in transferring amounts from a Subaccount earning a relatively higher return to one earning a relatively lower return. The Fixed Option is not available for rebalancing. Detailed information appears in the Statement of Additional Information.

Earnings Sweep

You may instruct us to make automatic periodic transfers of your earnings from the Money Market Subaccount or from the Fixed Option to one or more Variable Investment Options (other than the Money Market Subaccount). Detailed information appears in the Statement of Additional Information.

                          CHARGES, FEES AND DEDUCTIONS

PREMIUM TAXES

Depending on (among other factors) your state of residence, a tax may or may not be imposed on your Purchase Payments at the time your payment is made, at the time of partial or total withdrawal, at the time any death benefit proceeds are paid, at annuitization, or at such other time as taxes may be imposed. Tax rates ranging from 1.0% to 3.5% are currently in effect, but may change in the future. Some local jurisdictions also impose a tax.

If we pay any taxes attributable to payments ("premium taxes") on your behalf, we will be reimbursed through a charge imposed against your Contract Value. We normally will charge you when you annuitize some or all of your Contract Value. We reserve the right to impose this charge for applicable premium taxes when you make a full or partial withdrawal, at the time any death benefit proceeds are paid, or when those taxes are incurred. For these purposes, "premium taxes" include any state or local premium taxes and, where approval has been obtained, federal premium taxes and any federal, state or local income, excise, business or any other type of tax (or component thereof) measured by or based upon, directly or indirectly, the amount of payments Pacific Mutual has received. We will base this charge on the Contract Value, the amount of the transaction, the aggregate amount of purchase payments we receive under your Contract, or any other amount, at our sole discretion we deem appropriate.

Pacific Mutual may also charge the Separate Account or your Contract Value for taxes attributable to the Separate Account or the Contract, including income taxes attributable to the Separate Account or to Pacific Mutual's operations with respect to the Contract, or taxes attributable, directly or indirectly, to Purchase Payments. Currently, we do not impose any such charges.

ANNUAL FEE

Pacific Mutual will charge you an Annual Fee of $40 on each Contract Anniversary prior to the Annuity Date, and at the time you withdraw your entire Contract Value, if your Contract Value is less than $100,000 on that date. The fee is not imposed on amounts you annuitize or on payment of a death benefit. The fee reimburses certain of our costs in administering the Contracts and the Separate Account; we do not intend to realize a profit from this fee or the Administrative Fee. This fee is guaranteed not to increase for the life of the Contract.

Your Annual Fee will be charged proportionately against your Investment Options, including the Fixed Option. Assessments against your Variable Investment Options are made by debiting some of the Subaccount Units previously credited to your Contract; that is, assessment of the Annual Fee does not change the Unit Value for those Subaccounts.

No Annual Fee is charged on payment of a death benefit or on annuitization.

WAIVERS AND REDUCED CHARGES

Officers, directors and employees of Pacific Mutual and its affiliates, registered representatives and employees of broker/dealers with a current selling agreement with Pacific Mutual and their affiliates, and employees of affiliated asset management firms ("Eligible Employees") and immediate family members of Eligible Employees are eligible for certain waivers and/or credits. Eligible Employees and their immediate family members may purchase a Contract without regard to minimum Purchase Payment requirements. In addition, Pacific Mutual may credit an additional amount to the Contract Value of these Contracts. Pacific Mutual may reduce or waive the Annual Fee or credit additional amounts in situations that reduce the administrative expenses, such as the sale of several Contracts to the same Contract Owners, sales of large Contracts and group sales or in situations that reduce selling and/or maintenance costs associated with the Contracts.

MORTALITY AND EXPENSE RISK CHARGE

Pacific Mutual assesses a charge against the assets of each Subaccount to compensate for certain mortality and expense risks that we assume under the Contracts (the "Risk Charge"). The risk that a Contract Annuitant will live longer (and therefore receive more annuity payments) than we predict through our actuarial calculations at the time the Contract is issued is "mortality risk." Pacific Mutual also bears mortality risk in connection with death benefits payable under the Contracts. The risk that the expense charges and fees under the Contracts and Separate Account are less than our actual administrative and operating expenses is called "expense risk."

This Risk Charge is assessed daily at an annual rate of 0.0125 of each Subaccount's assets; this charge may not be increased for the duration of your Contract. Of this amount, 0.0045 is for assuming expense risk, and 0.0080 is for assuming mortality risk.

Risk Charges will stop at annuitization if you select a fixed annuity; Risk Charges will continue after annuitization if you choose any variable annuity, even though we do not bear mortality risk if your Annuity Option is Period Certain Only.

Pacific Mutual will realize a gain if the Risk Charge exceeds our actual cost of expenses and benefits, and will suffer a loss if actual costs exceed the Risk Charge. Any gain will become part of Pacific Mutual's General Account; we may use it for any reason, including covering sales expenses on the Contracts.

ADMINISTRATIVE FEE

Pacific Mutual charges an Administrative Fee as compensation for costs we incur in operating the Separate Account and issuing and administering the Contracts, including processing Applications and payments, and issuing reports to Contract Owners and to regulatory authorities.

The Administrative Fee is assessed daily at an annual rate of 0.0015 of the assets of each Subaccount. This fee may not be increased for the life of your Contract. A relationship will not necessarily exist between the actual administrative expenses attributable to a particular Contract and the Administrative Fee paid in respect of that particular Contract.

EXPENSES OF PACIFIC SELECT FUND

Your Variable Account Value reflects advisory fees and other expenses incurred by the various Portfolios of the Fund, net of any applicable reimbursements. These fees and expenses may vary. The Fund is governed by its own Board of Trustees, and your Contract does not fix or specify the level of expenses of any Portfolio. The Fund's fees and expenses are described in detail in the Fund's Prospectus and in its Statement of Additional Information.

                     RETIREMENT BENEFITS AND OTHER PAYOUTS

SELECTING YOUR ANNUITANT

When you submit the Application for your Contract, you must choose a sole Annuitant or two Joint Annuitants. The Annuitant(s) will receive annuity payments under your Contract when you annuitize. If you are buying a Qualified Contract, you must be your own sole Annuitant or your Primary Joint Annuitant; if you are buying a Non-Qualified Contract you may choose yourself and/or another person. In either case, you may choose a Contingent Annuitant; more information on these options is set out in the Statement of Additional Information. Except in the case of certain Qualified Contracts, you will not be able to add or change a sole or Joint Annuitant after your Contract is issued. You will be able to add or change a Contingent Annuitant until your Annuity Date or the death of your sole Annuitant or both Joint Annuitants, whichever occurs first; however, once your Contingent Annuitant has become the Annuitant under your Contract, no additional Contingent Annuitant may be named. If you have a Non-Qualified Contract and wish to name a Joint Annuitant, your younger Annuitant must be your Primary Annuitant.

ANNUITIZATION

You may choose both your Annuity Date (or "Annuity Start Date") and your Annuity Option. At the Annuity Date, you may elect to annuitize some or all of your Contract Value, less any Contract Debt, any transaction fee, and any charge for premium taxes and/or other taxes, so long as the net amount you annuitize is at least $5,000. If you annuitize only a portion of this available Contract Value, you may have the remainder distributed, less any Contract Debt, any applicable charge for premium taxes and/or other taxes, any transaction fee, and any applicable Annual Fee. We will distribute your Contract Value, less any Contract Debt and any applicable charge for premium taxes and/or other taxes, any transaction fee, and any Annual Fee to you in a single sum if the net amount of your Contract Value available to convert to an annuity is less than $5,000 on your Annuity Date. Distributions under your Contract will have tax consequences. You should consult a qualified tax adviser for information on full or partial annuitization.

CHOOSING YOUR ANNUITY DATE ("ANNUITY START DATE")

You should choose your Annuity Start Date when you submit your Application or we will apply your default Annuity Date to your Contract.

You may change your Annuity Date by notifying us in writing. We must have received your written notice at least 10 Business Days prior to the earlier of your old Annuity Date or your new Annuity Date.

Your Annuity Date cannot be earlier than your first Contract Anniversary and must occur on or before a certain date: If you have a sole Annuitant, your Annuity Date cannot be later than his or her 100th birthday; if you have Joint Annuitants and a Non-Qualified Contract, your Annuity Date cannot be later than your younger Joint Annuitant's 100th birthday; if you have Joint Annuitants and a Qualified Contract, your Annuity Date cannot be later than your own 100th birthday. Different requirements may apply in some states. See APPENDIX A:
STATE LAW VARIATIONS. If your Contract is a Qualified Contract, you may also be subject to additional restrictions. Adverse federal tax consequences may result if you choose an Annuity Date that is prior to an Annuitant's 59 1/2th birthday. See FEDERAL TAX STATUS.

If you annuitize only a portion of your Contract Value on your Annuity Start Date, you may, at that time, have the option to elect not to have the remainder of your Contract Value distributed, but instead to continue your Contract with that remaining Contract Value (a "continuing Contract"). If this option is available, you would then choose a second Annuity Date for your continuing Contract, and all references in this Prospectus to your "Annuity Date" would, in connection with your continuing Contract, be deemed to refer to that second Annuity Date. This option may or may not be available, or may be available only for certain types of Contracts. You should call your tax adviser for more information if you are interested in this option.

ANNUITY OPTION

You make three basic decisions about your annuity payments. First, you must choose whether you want those payments to be a fixed-dollar amount and/or a variable-dollar amount. Second, you must choose how many payments you want the Annuitant(s) to receive (the "period" of the annuity). Third, you must decide how often you want annuity payments to be made (the "frequency" of the payments). You may not change your Annuity Option after annuitization.

Fixed and Variable Annuities

You may choose a fixed annuity (i.e., with fixed-dollar amounts), a variable annuity (i.e., with variable-dollar amounts), or you may choose both, converting one portion of the net amount you annuitize into a fixed annuity and another portion into a variable annuity.

If you select a fixed annuity, each periodic annuity payment received will be equal to the initial annuity payment, unless you select a joint and survivor life annuity with reduced survivor payments and the Primary Annuitant dies.

If you select a variable annuity, you may choose as many Variable Investment Options for your annuity as you wish; the amount of the periodic annuity payments will vary with the investment results of the Variable Investment Options selected. After the Annuity Date, Annuity Units may be exchanged among available Variable Investment Options up to four times in any twelve-month period. THE CONTRACTS AND THE SEPARATE ACCOUNT in the Statement of Additional Information explains in more detail how your Contract converts into a variable annuity.

Annuity Periods

Four types of annuity periods are currently available under the Contracts, although additional options may become available in the future.

  . Life Only. Periodic payments are made to the Annuitant during his or her lifetime. Payments stop when the Annuitant dies.

  . Life with Period Certain. Periodic payments are made to the Annuitant during his or her lifetime, with payments guaranteed for a specified period. You may choose to have payments guaranteed for anywhere from 5 through 30 years (in full years only). If the Annuitant dies before the guaranteed payments are completed, the Beneficiary receives the remainder of the guaranteed payments.

  . Joint and Survivor Life. Periodic payments are made during the lifetime of the Primary Annuitant. After the death of the Primary Annuitant, periodic payments are made to the secondary Annuitant named in the election if and so long as such secondary Annuitant lives. You may choose to have the payments to the surviving secondary Annuitant equal 50%, 66 2/3% or 100% of the payments made during the lifetime of the Primary Annuitant (you must make this election when you choose your Annuity Option). Payments stop when both Annuitants die.

  . Period Certain Only. Periodic payments are made to the Annuitant over a specified period. You may choose to have payments continue for anywhere from 5 through 30 years (in full years only). If the Annuitant dies before the guaranteed payments are completed, the Beneficiary receives the remainder of the guaranteed payments.

Frequency of Payments

You may choose to have annuity payments made monthly, quarterly, semi-annually, or annually. The amount of a variable payment will be determined in each period on the date corresponding to your Annuity Date, and payment will be made on the next succeeding day.

Your initial annuity payment must be at least $250. Depending on the net amount you annuitize, this requirement may limit your options regarding the period and/or frequency of annuity payments.

If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), your spouse's consent may be required when you seek any distribution under your Contract, unless your Annuity Option is Joint and Survivor Life with survivor payments of at least 50%, and your spouse is your Joint Annuitant.

DEFAULT ANNUITY DATE AND OPTIONS

If you have a Non-Qualified Contract and you do not choose an Annuity Date when you submit your Application, your Annuity Date will be your Annuitant's 100th birthday or your younger Joint Annuitant's 100th birthday, whichever applies (some states' laws may require a different Annuity Date; see APPENDIX A: STATE LAW VARIATIONS). If you have a Qualified Contract and fail to choose an Annuity Date, your Annuity Date will be April 1 of the calendar year following the year you attain age 70 1/2; if you have already attained age 70 1/2 on the Contract Date, your Annuity Date will be April 1 of the calendar year following your first Contract Anniversary.

If you have not specified an Annuity Option or do not instruct us otherwise, at your Annuity Date your Contract Value, less any Contract Debt, any applicable transaction fee, and any charge for premium taxes and/or other taxes, will be annuitized (if this net amount is at least $5,000) as follows: the net amount attributed to your Fixed Option Value will be converted into a fixed-dollar annuity and the net amount attributed to your Variable Account Value will be converted into a variable-dollar annuity directed to the Subaccounts proportionate to your Account Value in each. If you have a Non-Qualified Contract, or if you have a Qualified Contract and are not married, your default Annuity Option will be Period Certain Only for five years. If you have a Qualified Contract and you are married, your default Annuity Option will be Joint and Survivor Life with survivor payments of 50% and your spouse will automatically be named your Joint Annuitant.

YOUR ANNUITY PAYMENTS

Amount of the First Payment

Your Contract contains tables that we use to determine the amount of the first annuity payment under your Contract, taking into consideration the annuitized portion of your Contract Value at the Annuity Date. This amount will vary, depending on the annuity period and payment frequency you select; this amount will be larger in the case of shorter Period Certain annuities than longer Period Certain annuities. Similarly, this amount will be greater for a Life Only annuity than for a Joint and Survivor Life annuity, because we will expect to make payments for a shorter period of time on a Life Only annuity. If you do not choose the Period Certain Only annuity, this amount will also vary depending on the age of the Annuitant(s) on the Annuity Date and, for some Contracts in some states, the sex of the Annuitant(s). For fixed annuity payments, the annuity purchase rates in our tables are based on an annual interest rate of 3% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a fixed annuity, fixed annuity payments will be based on the greater of our current annuity purchase rates in effect for your Contract on the Annuity Date and the guaranteed annuity purchase rates under the Contract. For variable annuity payments, the tables are based on an assumed annual investment return of 5% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a variable annuity, your initial variable annuity payment will be based on the applicable variable annuity purchase rate in our table. A higher assumed investment return would mean a larger first variable annuity payment, but subsequent payments would increase only when actual net investment performance exceeds the higher assumed rate and would fall when actual net investment performance is less than the higher assumed rate. A lower assumed rate would mean a smaller first payment and a lower threshold for increases and decreases. If the actual net investment performance is 5% annually, annuity payments will be level. The assumed investment return is explained in more detail in the Statement of Additional Information under THE CONTRACTS AND THE SEPARATE ACCOUNT.

AGE LIMITATIONS

You may not choose an Annuitant who has (or had) reached his or her 86th birthday at the time your Contract is (or was) issued. This restriction applies to Joint and Contingent Annuitants as well as to a sole Annuitant.

DEATH BENEFITS

A death benefit may be payable on proof of the death, before the Annuity Date, of the Annuitant or of any Contract Owner while the Contract is in force.

Defining Our "Death Benefit" Terms

Your Death Benefit Amount as of any day (prior to your Annuity Date) is equal to the greater of:

  . your aggregate Purchase Payments, less any prior partial withdrawals, including any withdrawal fees, as of that day; or

  .  your Contract Value as of that day.

Your Guaranteed Minimum Death Benefit Amount is determined as follows: We look at your Contract as of your fifth Contract Anniversary and as of every fifth subsequent Contract Anniversary prior to your Annuity Date, that is, the 10th, 15th, etc., (each of these Anniversaries is a "Milestone Date"). For each Milestone Date, if your Annuitant was living and had not yet reached his or her 76th birthday as of that date, we calculate what your Death Benefit Amount would have been as of that Milestone Date and adjust this amount by (1) adding the aggregate amount of any Purchase Payments received by us after that Milestone Date and (2) subtracting the aggregate amount of any partial withdrawals, any fees for withdrawals and transfers, any Annual Fees, and any previous charges for premium taxes and/or other taxes effected since that Milestone Date. The highest of these adjusted amounts, as of the Notice Date, is your Guaranteed Minimum Death Benefit Amount. Calculations of any "Guaranteed Minimum Death Benefit" are made only once a death benefit is payable under your Contract.

The Notice Date is the day on which we receive proof (in good form) of death and instructions regarding payment of death benefit proceeds.

The Amount of the Death Benefit: Death of the Annuitant

If the Annuitant dies on or before your fifth Contract Anniversary, or if the Annuitant had already reached his or her 76th birthday as of your fifth Contract Anniversary, the death benefit will be equal to your "Death Benefit Amount" as of the "Notice Date."

If the Annuitant dies after your fifth Contract Anniversary and had not yet reached his or her 76th birthday as of your fifth Contract Anniversary, the death benefit will be equal to the greater of:

  .  your Death Benefit Amount as of the Notice Date; or

  .  your "Guaranteed Minimum Death Benefit Amount" as of the Notice Date.

The following procedures apply in the event of death of an Annuitant who is not also a Contract Owner: If your Contract names Joint Annuitants, and only one Joint Annuitant dies, the surviving Joint Annuitant becomes your sole Annuitant and the death benefit is not yet payable. If your sole Annuitant dies (or if no Joint Annuitant survives) and your Contract names a surviving Contingent Annuitant, he or she becomes the sole Annuitant and the death benefit is not yet payable.

The Amount of the Death Benefit: Death of a Contract Owner

If a Contract Owner who is not the Annuitant dies before the Annuity Date, a death benefit may be payable equal to your Contract Value as of the Notice Date.

Death Benefit Proceeds

The proceeds of any death benefit payable will be the amount of the death benefit reduced by any charge for premium taxes and/or other taxes and any Contract Debt. These proceeds will be payable in a single sum or, if the recipient chooses, as an annuity. Any such annuity is subject to all restrictions (including minimum amount requirements) as are other annuities under the Contracts; in addition, there may be legal requirements that limit the recipient's Annuity Options and the timing of any payments. A recipient should consult a qualified tax adviser before electing to receive an annuity.

Additional provisions apply if your Contract names a Joint or Contingent Owner or Annuitant, or if the Beneficiary, Joint Owner, or Contingent Owner is your spouse. Further information about these provisions is contained in the Statement of Additional Information.

                                  WITHDRAWALS

OPTIONAL WITHDRAWALS

You may, on or prior to your Annuity Date, withdraw all or a portion of the amount available under your Contract, so long as any of your Annuitants is still living. Except as provided below, withdrawals from your Investment Options may be made at any time. You may request to withdraw a specific dollar amount or a specific percentage of an Account Value or your Contract Value. You may choose to make your withdrawal from specified Investment Options; if you do not specify Investment Options, your withdrawal will be made from all Investment Options proportionately. Each partial withdrawal, including pre-authorized withdrawals, must be for at least $1,000. If your partial withdrawal from an Investment Option would leave a remaining Account Value in that Investment Option of less than any minimum Account Value we may require in the future, we have the right, at our option, to transfer that remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. If your partial withdrawal leaves you with a Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds described in the next section.

Amount Available for Withdrawal

The amount available to you for withdrawal is your Contract Value at the end of the Business Day on which your withdrawal request is effective, less any applicable Annual Fee, any withdrawal transaction fee, any charges for premium tax and/or other taxes, and your Contract Debt. The amount we send to you (your "withdrawal proceeds") will also reflect any required or requested federal and state income tax withholding. See FEDERAL TAX STATUS.

You assume investment risk on investments in the Subaccounts; as a result, the amount available to you for withdrawal from any Subaccount may be more or less than the total Purchase Payments you have allocated to that Subaccount.

Withdrawal Transaction Fees

There is currently no transaction fee for partial withdrawals. However, we reserve the right to impose a withdrawal transaction fee in the future of up to $15 for each partial withdrawal (including preauthorized partial withdrawals) in excess of 15 in any Contract Year. Any such fee would be charged against your Investment Options, including the Fixed Option, proportionately based on your Account Value in each immediately after the withdrawal.

Pre-Authorized Withdrawals

If your Contract Value is at least $10,000, you may select the pre-authorized withdrawal option, and you may choose monthly, quarterly, semiannual or annual withdrawals. Each withdrawal must be for at least $1,000. Each pre-authorized withdrawal is subject to federal income tax on its taxable portion and may be subject to a 10% tax penalty if you have not reached age 59 1/2. See FEDERAL TAX STATUS. Additional information and options are set out in the Statement of Additional Information and in the Pre-Authorized Withdrawal section of your Application.

Special Requirements for Full Withdrawals

If you wish to withdraw the entire amount available under your Contract, you must either return your Contract to Pacific Mutual or sign and submit to us a "lost contract affidavit."

Special Restrictions Under Qualified Plans

If your Contract was issued under certain Qualified Plans, you may not withdraw amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 402(g)(3)(A) of the Code) or to transfers from a custodial account (as defined in Section 403(b)(7) of the Code) except in cases of your (a) separation from service, (b) death, (c) disability as defined in Section 72(m)(7) of the Code, (d) reaching age 59 1/2, or (e) hardship as defined for purposes of Section 401(k) of the Code.

These limitations do not affect certain rollovers or exchanges between Qualified Plans, and do not apply to rollovers from these Qualified Plans to an individual retirement account or individual retirement annuity. In the case of tax sheltered annuities, these limitations do not apply to certain salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Hardship withdrawals under the exception provided above are restricted to amounts attributable to salary reduction contributions, and do not include investment results; this additional restriction does not apply to salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Certain distributions, including rollovers, may be subject to mandatory withholding of 20% for federal income tax if the distribution is not transferred directly to the trustee of another Qualified Plan, or to the custodian of an individual retirement account or issuer of an individual retirement annuity. See FEDERAL TAX STATUS. Distributions may also trigger withholding for state income taxes.

Restrictions Under the Texas Optional Retirement Program

Title 8, Section 830.105 of the Texas Government Code restricts withdrawal of contributions and earnings in a variable annuity contract in the Texas Option Retirement Program (ORP) prior to 1) termination of employment in all Texas public institutions of higher education, 2) retirement, 3) death, or 4) the participant's attainment of age 70 1/2. A participant in the Texas ORP will not, therefore, be entitled to make full or partial withdrawals under a Contract unless one of the foregoing conditions has been satisfied. Appropriate certification must be submitted to redeem the participant's account. Restrictions on withdrawal do not apply to transfers of values from one annuity contract to another during participation in the Texas ORP. Loans are not available in the Texas ORP.

Effective Date of Withdrawal Requests

Withdrawal requests are normally effective on the Business Day we receive them in good form. If you make Purchase Payments by check and submit a withdrawal request immediately afterwards, the effective date of your withdrawal request may be delayed until your check clears.

MANDATORY DISTRIBUTION ON DEATH

If a Contract Owner of a Non-Qualified Contract dies before the Annuity Date, the entire interest must be distributed within 5 years of death. If a Non-Qualified Contract has Joint Owners, this requirement applies to the first Contract Owner to die. Distribution to a designated recipient beginning no later than 1 year after the Contract Owner's death and continuing over the recipient's life or a period not exceeding the recipient's life expectancy will satisfy this distribution requirement. If the Contract Owner was not an Annuitant but was a Joint Owner and there is a surviving Joint Owner, that surviving Joint Owner is the designated recipient; if no Joint Owner survives but a Contingent Owner is named in the Contract and is living, he or she is the designated recipient. Otherwise, or if the Contract Owner was an Annuitant, the designated recipient is the Beneficiary; if no Beneficiary is living, the designated recipient is the Annuitant or the Annuitant's estate. A sole designated recipient who is the Contract Owner's spouse may elect to become the Contract Owner (and sole Annuitant if the deceased Contract Owner had been the Annuitant) and continue the Contract. A Joint or Contingent Owner who is the designated recipient but not the Contract Owner's spouse may also be able to continue the Contract; however, a distribution will be considered to have been made under the original Contract for federal income tax purposes.

TAX CONSEQUENCES OF WITHDRAWALS

Withdrawals, including pre-authorized withdrawals, will generally have federal income tax consequences, which could include tax penalties. YOU SHOULD CONSULT WITH A TAX ADVISER BEFORE MAKING ANY WITHDRAWAL OR SELECTING THE PRE-AUTHORIZED WITHDRAWAL OPTION. See FEDERAL TAX STATUS.

SHORT-TERM CANCELLATION RIGHT ("FREE LOOK")

You may return your Contract for cancellation and a full refund during your "free look period." Your free look period is usually the 10-day period beginning on the day you receive your Contract, but may vary if required by state law. For more information, see APPENDIX A: STATE LAW VARIATIONS. If you return your Contract, it will be canceled and treated as void from your Contract Date. You will then receive a refund as follows:

  .  All of your Purchase Payments allocated to the Fixed Option, and

  . your Variable Account Value as of the end of the Business Day on which we receive your Contract for cancellation, plus a refund of any amounts that may have been deducted as Contract fees or charges to pay premium and/or other taxes.

Some states' laws require us to refund your Purchase Payments allocated to the Variable Investment Options instead of your Variable Account Value. If you reside in one of these states, the Purchase Payments you have allocated to any Subaccount will usually be allocated to the Money Market Subaccount during your free look period; however, different rules may apply depending on your state of residence. In such cases, we will transfer your Contract Value in the Money Market Account to your chosen Variable Investment Options at the end of the 15th calendar day after your Contract Date ("your Free Look Transfer Date"). We reserve the right to extend your Free Look Transfer Date by the number of days in excess of ten days that your state of residence allows you to return your Contract to us under the Free Look Provision.

                    PACIFIC MUTUAL AND THE SEPARATE ACCOUNT

PACIFIC MUTUAL

We are a mutual life insurance company organized under California law on January 2, 1868 under the name "Pacific Mutual Life Insurance Company of California" and reincorporated as Pacific Mutual Life Insurance Company on July 22, 1936. Our operations include both life insurance and annuity products as well as financial and retirement services. As of the end of 1994, Pacific Mutual had over $38.3 billion of individual life insurance in force and total assets of approximately $14.7 billion. Together with its subsidiaries and affiliated enterprises, Pacific Mutual has total assets and funds under management of over $91.1 billion. It has been ranked according to assets in the top 24 largest life insurance carriers in the nation for 1994. We are authorized to conduct life insurance and annuity business in the District of Columbia and all states except New York. Our principal offices are located at 700 Newport Center Drive, Newport Beach, California 92660.

Our indirect wholly-owned subsidiary, Pacific Equities Network ("PEN"), serves as the principal underwriter for the Contracts. PEN is located at 700 Newport Center Drive, Newport Beach, California 92660. PEN and Pacific Mutual enter into selling agreements with broker-dealers, under which such broker-dealers act as agents of Pacific Mutual and PEN in the sale of the Contracts.

SEPARATE ACCOUNT A

Separate Account A was established on September 7, 1994 as a separate account of Pacific Mutual, and is registered with the SEC under the Investment Company Act of 1940 (the "1940 Act") as a type of investment company called a "unit investment trust."

Obligations arising under your Contract are general corporate obligations of Pacific Mutual. We are also the legal owner of the assets in the Separate Account.

Assets of the Separate Account attributed to the reserves and other liabilities under the Contract and other contracts issued by Pacific Mutual that are supported by the Separate Account may not be charged with liabilities arising from any other business of Pacific Mutual; any income, gain or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to Pacific Mutual's other income, gain or loss.

We may invest money in the Separate Account in order to commence its operations and for other purposes, but not to support contracts other than variable annuity contracts. A portion of the Separate Account's assets may include accumulations of charges we make against the Separate Account and investment results of assets so accumulated. These additional assets are ours and we may transfer them to our General Account at any time; however, before making any such transfer, we will consider any possible adverse impact the transfer might have on the Separate Account. Subject to applicable law, we reserve the right to transfer our assets in the Separate Account to our General Account.

The Separate Account is not the sole investor in the Fund. Investment in the Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may create conflicts. See MORE ON THE FUND'S SHARES in the accompanying Prospectus for the Fund.

                               FEDERAL TAX STATUS

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. The summary is general in nature, and does not consider any applicable state or local tax laws. We do not make any guarantee regarding the tax status, federal, state or local, of any Contract or any transaction involving the Contracts. Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

The following rules generally do not apply to variable annuity contracts held by or for non-natural persons (e.g., corporations) unless such an entity holds the Contract as nominee for a natural person. If a contract is not owned or held by a natural person or a nominee for a natural person, the contract generally will not be treated as an "annuity" for tax purposes, meaning that the contract owner will be taxed currently on annual increases in account value at ordinary income rates unless some other exception applies.

Section 72 of the Code governs the taxation of annuities in general, and we designed the Contracts to meet the requirements of Section 72 of the Code. We believe that, under current law, the Contract will be treated as an annuity for federal income tax purposes if the Contract Owner is a natural person or a nominee for a natural person, and that Pacific Mutual (as the issuing insurance company), and not the Contract Owner(s), will be treated as the owner of the investments underlying the Contract. Accordingly, no tax should be payable by you as a Contract Owner as a result of any increase in Contract Value until you receive money under your Contract. You should, however, consider how amounts will be taxed when you do receive them. The following discussion assumes that your Contract will be treated as an annuity for federal income tax purposes.

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements. Details on these diversification requirements appear under OTHER INFORMATION ABOUT THE FUND in the Fund's Prospectus. Pacific Mutual believes the underlying Variable Investment Options for the Contract meet these requirements. In connection with the issuance of temporary regulations relating to diversification requirements under Section 817(h), the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Contract Owners may direct their investments to particular divisions of a separate account. Such guidance may be included in regulations or revenue rulings under Section 817(d) relating to the definition of a variable contract. Because of this uncertainty, we reserve the right to make such changes as we deem necessary or appropriate to ensure that your Contract continues to qualify as an annuity for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

TAXES PAYABLE BY CONTRACT OWNERS: GENERAL RULES

THESE GENERAL RULES APPLY TO NON-QUALIFIED CONTRACTS. AS DISCUSSED BELOW, HOWEVER, TAX RULES MAY DIFFER FOR QUALIFIED CONTRACTS AND YOU SHOULD CONSULT A QUALIFIED TAX ADVISER IF YOU ARE PURCHASING A QUALIFIED CONTRACT.

Distributions of net investment income or capital gains that each Subaccount receives from its corresponding Portfolio are automatically reinvested in such Portfolio unless we, on behalf of the Separate Account, elect otherwise. As noted above, you will be subject to federal income taxes on the investment income from your Contract only when it is distributed to you.

Taxes Payable on Withdrawals

Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of fees, will be treated first as taxable income, to the extent that your Contract Value exceeds the aggregate of your Purchase Payments (reduced by non-taxable amounts previously received), and then as non-taxable recovery of your Purchase Payments.

The assignment or pledge of (or agreement to assign or pledge) any portion of the value of the Contract for a loan will be treated as a withdrawal subject to these rules. Moreover, all annuity contracts issued to you in any given calendar year by Pacific Mutual and any of our affiliates are treated as a single annuity contract for purposes of determining whether an amount is subject to tax under these rules. The Code further provides that the taxable portion of a withdrawal may be subject to a penalty tax equal to 10% of that taxable portion unless the withdrawal is: (1) made on or after the date you reach age 59 1/2, (2) made by a Beneficiary after your death, (3) attributable to your becoming disabled, or (4) in the form of level annuity payments under a lifetime annuity.

Taxes Payable on Annuity Payments

A portion of each annuity payment you receive under a Contract generally will be treated as a partial recovery of Purchase Payments (as used here, "Purchase Payments" means the aggregate Purchase Payments less any amounts that were previously received under the Contract but not included in income) and will not be taxable. (In certain circumstances, subsequent modifications to an initially-established payment pattern may result in the imposition of a penalty tax.) The remainder of each annuity payment will be taxed as ordinary income. However, after the full amount of aggregate Purchase Payments has been recovered, the full amount of each annuity payment will be taxed as ordinary income. Exactly how an annuity payment is divided into taxable and non-taxable portions depends on the period over which annuity payments are expected to be received, which in turn is governed by the form of annuity selected and, where a lifetime annuity is chosen, by the life expectancy of the Annuitant(s) or payee(s).

Should annuity payments cease on account of the death of a Contract Owner before Purchase Payments have been fully recovered, an Annuitant (or in certain cases the Beneficiary) is allowed a deduction on the final tax return for the unrecovered Purchase Payments; however, if any remaining annuity payments are made to a Beneficiary, the Beneficiary will recover the balance of the Purchase Payments as payments are made. A lump sum payment taken in lieu of remaining monthly annuity payments is not considered an annuity payment for tax purposes. The portion of any lump sum payment to a Beneficiary in excess of aggregate unrecovered Purchase Payments would be subject to income tax. Such a lump sum payment may also be subject to a penalty tax.

If a Contract Owner dies before annuity payments begin, certain minimum distribution requirements apply. If a Contract Owner dies after the Annuity Date, the remaining interest in the Contract must be distributed at least as rapidly as under the method of distribution in effect on the date of death.

Generally, the same tax rules apply to amounts received by the Beneficiary as those set forth above, except that the early withdrawal penalty tax does not apply. Thus, any annuity payments or lump sum withdrawal will be divided into taxable and non-taxable portions.

In addition, designation of a Beneficiary who either is 37 1/2 years younger than a Contract Owner or is a grandchild of a Contract Owner may have Generation Skipping Transfer Tax consequences under section 2601 of the Code.

Certain transfers of a Contract for less than full consideration, such as a gift, will trigger tax on the investment income in the Contract, and may also trigger tax penalties and, if applicable, gift tax.

QUALIFIED CONTRACTS

The Contracts are available to a variety of Qualified Plans. Tax restrictions and consequences for Contracts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules.

THE FOLLOWING IS ONLY A GENERAL DISCUSSION ABOUT TYPES OF QUALIFIED PLANS FOR WHICH THE CONTRACTS ARE AVAILABLE. IF YOU ARE PURCHASING A QUALIFIED CONTRACT, YOU SHOULD CONSULT WITH A QUALIFIED TAX ADVISER.

Individual Retirement Annuities ("IRAs")

Contributions to an IRA are subject to limitations. Because your minimum initial Purchase Payment for a Pacific One Contract is larger than the maximum annual contribution permitted for an IRA, Pacific One Contracts are available as IRAs only through a rollover from an existing Qualified Plan.

In addition, distributions from an IRA are subject to certain restrictions. Failure to make mandatory distributions may result in imposition of a 50% penalty tax on any difference between the required distribution amount and the amount actually distributed. A 10% penalty tax is imposed on the amount includable in gross income from distributions that occur before you attain age 59 1/2 and that are not made on account of death or disability, with certain exceptions. These exceptions include distributions that are part of a series of substantially equal periodic payments made over your life (or life expectancy) or the joint lives (or joint life expectancies) of yourself and your Joint Annuitant. Distributions of minimum amounts specified by the Code must commence by April 1 of the calendar year following the calendar year in which you attain age 70 1/2. Additional distribution rules apply after your death.

You may rollover funds from an existing Qualified Plan (such as proceeds from existing insurance policies, annuity contracts or securities) into your IRA if those funds are in cash; this will require you to liquidate any value accumulated under the existing Qualified Plan. Mandatory withholding of 20% may apply to any rollover distribution from your existing Qualified Plan if the distribution is not transferred directly to your IRA; to avoid this withholding you should have cash transferred directly from the insurance company or plan trustee to Pacific Mutual.

Similar limitations and tax penalties apply to tax sheltered annuities, government plans, and 401(k) and pension and profit-sharing plans.

Tax Sheltered Annuities ("TSAs")

Section 403(b) of the Code permits public school systems and certain tax-exempt organizations to adopt annuity plans for their employees; Purchase Payments made on Contracts purchased for these employees are excludable from the employees' gross income (subject to maximum contribution limits). Distributions under these Contracts must comply with certain limitations as to timing, or result in tax penalties.

Government Plans

Section 457 of the Code permits employees of a state or local government (or of certain other tax-exempt entities) to defer compensation through an eligible government plan. Contributions to a Contract in connection with an eligible government plan are subject to limitations.

401(k) Plans; Pension and Profit-Sharing Plans

Deferred compensation plans may be established by an employer for certain eligible employees under Sections 401(a) and 401(k) of the Code. Contributions to these plans are subject to limitations.

LOANS

Certain Qualified Contract Owners may borrow against their Contracts. If yours is a Qualified Contract issued under Section 401(a), 401(k), 403(a) or 403(b) of the Code and the terms of your Qualified Plan permit, you may request a loan from Pacific Mutual, using your Contract Value as your only security.

Loan Procedures

Your loan request must be submitted on our Loan Request Form. You may submit a loan request at any time after your first Contract Anniversary and before your Annuity Date. If approved, your loan will usually be effective as of the end of the Business Day on which we receive all necessary documentation in good form. We will forward proceeds of your loan to you within seven calendar days after the effective date of your loan. A $500 loan administrative fee will be deducted from your loan proceeds.

In order to secure your loan, on the effective date of your loan, we will transfer an amount equal to the principal amount of your loan into an account called our "Loan Account". To make this transfer, we will transfer amounts proportionately from your Investment Options, based on your Account Value in each.

As your loan is repaid, a portion, corresponding to the amount of the repayment, of any amount then held as security for your loan will be transferred from the Loan Account back into your Investment Options in accordance with your current allocation instructions.

Loan Terms

You may have only one loan outstanding at any time. Each loan must be for at least $1,000. Your total Contract Debt at the effective date of your loan, may not exceed the lesser of:

  .  50% of your Contract Value, or

  . $50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan.

You should refer to the terms of your particular Qualified Plan for any additional loan restrictions. If you have other loans outstanding pursuant to other Qualified Plans, the amount you may borrow may be further restricted.

You will be charged interest on your Contract Debt at an annual rate, set at the time of the loan withdrawal, equal to the higher of (a) Moody's Corporate Bond Yield Average-Monthly Average Corporates (the "Moody's Rate"), as published by Moody's Investors Service, Inc., or its successor, for the calendar quarter immediately preceding the calendar month in which your loan is effective, or
(b) 5%. In the event that the Moody's Rate is no longer available, we may substitute a substantially similar average rate, subject to compliance with applicable state regulations. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate that is two percentage points lower than the annual rate of interest charged on your Contract Debt. Interest charges accrue on your Contract Debt daily, beginning on the effective date of your loan; earnings on the amount held in the Loan Account to secure your loan accrue daily beginning on the following day, and those earnings will be transferred once a year to your Investment Options in accordance with your current allocation instructions.

Repayment Terms

Your loan, including principal and accrued interest, must be repaid in quarterly installments. An installment will be due in each quarter on the date corresponding to the effective date of your loan, beginning with the first such date following the effective date of your loan.

  Example: On May 1, we receive your loan request, and your loan is effective. Your first quarterly payment will be due on August 1.

Adverse tax consequences may result if you fail to meet the repayment requirements for your loan. You must repay principal and interest of any loan in substantially equal payments over the term of the loan. Normally, the term of a loan will be five years from the effective date of the loan; however, if you have certified to us that your loan proceeds are to be used to acquire a principal residence for yourself, you may request a loan term of 30 years. In either case, however, you must repay your loan prior to your Annuity Date.

You may prepay your loan at any time; if you prepay your entire outstanding principal, we will bill you for any accrued interest, and your loan will be considered repaid only when the interest due has been paid.

If we have not received your full payment by its due date, we will, at that time, make your payment to Pacific Mutual by effecting a partial withdrawal from your Contract Value as follows: (1) From the Loan Account attributable to your loan, we will withdraw the amount of principal due. (2) From your Investment Options, proportionate to your Account Value in each, we will withdraw the amount sufficient to pay the interest due. If you send us a payment of less than the amount due, we will effect a partial withdrawal of the remaining amount due as discussed above. ALL WITHDRAWALS EFFECTED TO MAKE YOUR LOAN REPAYMENTS WILL BE TREATED AS TAXABLE DISTRIBUTIONS FROM YOUR CONTRACT. If a payment is received late, it will be applied as the next payment. If your Contract Value is less than $1,000 and we do not receive your full payment by its due date, we may, at our option, effect a partial withdrawal as described and then terminate your Contract and send you the remaining withdrawal proceeds.

While you have Contract Debt outstanding, we will treat all payments you send us as Purchase Payments unless you specifically indicate that your payment is a loan repayment. Any loan repayments in excess of the amount then due will be applied first, to your outstanding principal, and then to accrued interest.

Tax and Legal Matters

The legal rules, including rules under the Code, that apply to loans under your Contract are complicated and, in many cases, not clearly defined. In addition, the rules that apply may depend on your individual circumstances. FOR THESE REASONS, YOU SHOULD CONSULT WITH A QUALIFIED TAX ADVISER PRIOR TO EFFECTING ANY LOAN TRANSACTION UNDER YOUR CONTRACT.

Interest paid on your loan under a 401(k) plan or 403(b) tax sheltered annuity will be considered "personal interest" under Section 163(h) of the Code, to the extent the loan comes from your pre-tax contributions, even if the proceeds of your loan are used to acquire your principal residence.

WITHHOLDING

Unless you elect to the contrary, any amounts you receive under your Contract that are attributable to investment income will be subject to withholding to meet federal and state income tax obligations. The rate of withholding on annuity payments made to you will be determined on the basis of the withholding information you provide to us with your Application. If you do not provide us with required withholding information, we will withhold, from every withdrawal from your Contract and from every annuity payment to you, the appropriate percentage of the taxable amount of the payment. Please call us at 1-800-722-2333 with any questions about the required withholding information. For purposes of determining your withholding rate on annuity payments, you will be treated as a married person with three exemptions. The rate of withholding on all other payments made to you under your Contract, such as amounts you receive upon withdrawals, will be 10%. Generally, there will be no withholding for taxes until you actually receive payments under your Contract.

Distributions from a Contract under a Qualified Plan (not including an individual retirement annuity subject to Code Section 408) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the distributee directs the transfer of such amounts in cash to another Qualified Plan or an IRA; or (2) the payment is a minimum distribution required under the Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding.

IMPACT OF FEDERAL INCOME TAXES

In general, if you expect to accumulate savings over a relatively long period of time without making significant withdrawals, there should be tax advantages, regardless of your tax bracket, in purchasing a Contract rather than, for example, a mutual fund with a similar investment policy and approximately the same level of expected investment results. This is because little or no income taxes are incurred by you or by Pacific Mutual while you are participating in the Subaccounts, and it is generally advantageous to defer the payment of income taxes, so that the investment return is compounded without any deduction for income taxes. The advantage will be greater if you decide to liquidate your investment in the form of monthly annuity payments after your retirement, or if your tax rate is lower at that time than during the period that you held the Contract, or both.

TAXES ON PACIFIC MUTUAL

Although the Separate Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Separate Account are taxed as part of Pacific Mutual's operations. No charge is made against the Separate Account for Pacific Mutual's federal income taxes (excluding the charge for premium taxes) but we will review, periodically, the question of charges to the Separate Account or your Contract for such taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the Separate Account or to our operations with respect to your Contract, or attributable, directly or indirectly, to Purchase Payments on your Contract.

Under current law, Pacific Mutual may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contract or the Separate Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon Pacific Mutual that are attributable to the Separate Account or to our operations with respect to your Contract may result in a corresponding charge against the Separate Account or your Contract.

                             ADDITIONAL INFORMATION

VOTING RIGHTS

Pacific Mutual is the legal owner of the shares of the Pacific Select Fund Portfolios held by the Subaccounts, and consequently has the right to vote on any matter voted on at Fund shareholders' meetings. However, our interpretation of applicable law requires us to vote the shares attributable to your Variable Account Value ("your voting interest") in accordance with your directions.

We will pass shareholder proxy materials on to you so that you have an opportunity to give us voting instructions for your voting interest. You may provide your instructions by proxy or in person at the shareholders' meeting. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as all other shares of that Portfolio held by that Subaccount for which we have received timely voting instructions. If we hold shares of a Portfolio in our General Account, we will vote those shares in the same proportion as other votes cast by all of our separate accounts in the aggregate, including Separate Account A.

We may elect, in the future, to vote shares of Pacific Select Fund Portfolios held in Separate Account A in our own right if we are permitted to do so through a change in applicable federal securities laws or regulations, or in their interpretation.

The number of Portfolio shares that form the basis for your voting interest is determined as of the record date set by the Board of Trustees of the Fund. It is equal to (a) your Contract Value allocated to the Subaccount corresponding to that Portfolio, divided by (b) the net asset value per share of that Portfolio. Fractional votes will be counted. We reserve the right, if required or permitted by a change in federal regulations or their interpretation, to amend how we calculate your voting interest.

After your Annuity Date, if you have selected a variable annuity, the voting rights under your Contract will continue during the payout period of your annuity, but the voting rights will belong to your Annuitant (or Joint Annuitants). The number of shares that form the basis for your Annuitant's (or Joint Annuitants') voting interest will be determined as described above, but will decrease throughout the payout period.

CHANGES TO YOUR CONTRACT

Contract Owner(s) and Contingent Owner

You may change your Non-Qualified Contract at any time prior to your Annuity Date to name a different Contract Owner or to add a Joint Owner, or to add or change a Contingent Owner; if yours is a Qualified Contract, you must be the only Contract Owner, but you may still add or change a Contingent Owner. Your Contract cannot name more than two Contract Owners (Joint Owners) and one Contingent Owner at any time. Joint ownership is in the form of a joint tenancy. Prior to your Annuity Date, the Contract Owner(s) may make all decisions regarding the Contract, including making allocation decisions and exercising voting rights. Transactions under jointly owned Contracts require authorization from both Contract Owners. Transfer of Contract ownership may involve federal income tax consequences; you should consult a qualified tax adviser before effecting such a transfer. A change to joint Contract ownership is considered a transfer of ownership.

Annuitant and Contingent or Joint Annuitant

Your sole Annuitant cannot be changed, and Joint Annuitants cannot be added or changed, once your Contract is issued. Certain changes may be permitted in connection with Contingent Annuitants. See SELECTING YOUR ANNUITANT. There may be limited exceptions for certain Qualified Contracts. Beginning at annuitization, all decisions regarding the annuity, including allocation decisions and exercising voting rights, belong to your Annuitant (or, if you have a Joint and Survivor Life annuity, your Annuitants).

Beneficiaries

Your Beneficiary is a person who may receive death benefits under your Contract. You may change your Beneficiary or add Beneficiaries at any time prior to the death of the Annuitant. If you have named your Beneficiary irrevocably, you will need to obtain the Beneficiary's consent before making any changes. Qualified Contracts may have additional restrictions on naming and changing Beneficiaries; for example, if your Contract was issued in connection with a Qualified Plan subject to Title I of ERISA, your spouse must either be your Beneficiary or consent to your naming a different Beneficiary. If you leave no surviving Beneficiary, the Annuitant or the Annuitant's estate will receive any death benefit proceeds under your Contract.

CHANGES TO ALL CONTRACTS

If, in the judgment of Pacific Mutual's management, continued investment by Separate Account A in one or more of the Fund Portfolios becomes unsuitable or unavailable, we may seek to alter the Variable Investment Options available under the Contracts. Pacific Mutual does not expect that a Portfolio will become unsuitable, but unsuitability issues could arise due to changes in investment policies, market conditions, or tax laws, or due to marketing or other reasons.

Alterations of Variable Investment Options may take differing forms. Pacific Mutual reserves the right to replace shares of any Portfolio that were already purchased under any Contract (or shares that were to be purchased in the future under a Contract) with shares of another Portfolio, shares of another investment company or series of another investment company, or another investment vehicle. We may also purchase, through a Subaccount, other securities for other series or other classes of contracts, and may permit conversions or exchanges between series or classes of contracts on the basis of Contract Owner requests. Required approvals of the SEC and state insurance regulators will be obtained before any such substitutions are effected, and you will be notified of any planned substitution.

We may add new Subaccounts to Separate Account A, and any new Subaccounts may invest in Portfolios of the Fund or in other investment vehicles; availability of any new Subaccounts to existing Contract Owners will be determined at our discretion. We will notify Contract Owners, and will comply with the filing or other procedures established by applicable state insurance regulators, to the extent required by applicable law. We also reserve the right, after receiving any required regulatory approvals, to do any of the following:

  .  combine Subaccounts

  .  delete or substitute Subaccounts

  . combine Separate Account A or part of it with another separate account of Pacific Mutual or any of its affiliates

  . transfer Separate Account A assets attributable to the Contracts to another of our separate accounts

  .  deregister the Separate Account under the 1940 Act

  . operate Separate Account A as a management investment company under the 1940 Act or another form permitted by law

  . establish a committee, board or other group to manage aspects of the Separate Account's operations

  . make any changes required by the 1940 Act or other federal securities laws

  . make any changes necessary to maintain the status of the Contracts as annuities under the Code

  . make other changes required under federal or state law relating to annuities

  .  suspend or discontinue sale of the Contracts.

INVESTOR INQUIRIES AND SUBMITTING FORMS AND REQUESTS

You may reach our service representatives at 1-800-722-2333 between the hours of 6:00 a.m. and 5:00 p.m., Pacific time.

If you are submitting a purchase or other payment by mail, please send it, along with your Application if you are submitting one, to:

  Pacific Mutual Life Insurance Company
  P.O. Box 100060
  Pasadena, California 91189-0060

Please send your other forms and written requests or questions to:

  Pacific Mutual Life Insurance Company
  P.O. Box 7187
  Pasadena, California 91109-7187

If you are using an overnight delivery service to send payments, please send them to:

  Pacific Mutual Life Insurance Company
  c/o FCNPC
  1111 South Arroyo Parkway, First Floor
  Pasadena, California 91105

The effective date of certain notices or of instructions is determined by the date and time on which Pacific Mutual "receives" the notice or instructions. We "receive" this information only when it arrives, in good form, at the correct mailing address set out above. Please call us at 1-800-722-2333 if you have any questions regarding which address you should use.

Purchase Payments after your initial Purchase Payment, transfer requests, and withdrawal requests we receive before 4:00 p.m. Eastern time (or the close of the New York Stock Exchange, if earlier) will normally be effective on the same Business Day that we receive them in "good form", unless the transaction or event is scheduled to occur on another day. Generally, whenever you submit any other form, notice or request, your instructions will be effective on the next Business Day after we receive them in "good form" unless the transaction or event is scheduled to occur on another day. "Good form" may require, among other things, a signature guarantee or other verification of authenticity. Pacific Mutual does not generally require a signature guarantee unless it appears that your signature may have changed over time or due to other circumstances. Requests regarding death benefits must be accompanied by both proof of death and instructions regarding payment satisfactory to Pacific Mutual. You should call your registered representative or Pacific Mutual if you have questions regarding the required form of a request.

TELEPHONE TRANSACTIONS

After your "free look" period, you may make transfer requests by telephone if you have authorized telephone requests (a "telephone authorization"). A telephone authorization for a jointly owned Contract must be approved by both Joint Owners. We cannot guarantee that you will always be able to reach us to complete a telephone transaction; for example, all telephone lines may be busy during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or telephones may be out of service during severe weather conditions or other emergencies. Under these circumstances, you should submit your request in writing. Transaction instructions we receive by telephone before 4:00 p.m. Eastern time (1:00 p.m. Pacific time), (or the close of the New York Stock Exchange, if earlier), on any Business Day will normally be effective on that day, and we will send you written confirmation of each telephone transfer.

We have established procedures reasonably designed to confirm that instructions communicated by telephone are genuine. These procedures may require any person requesting a telephone transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made by telephone. When you make a written request for a telephone authorization, you authorize us to accept and to act upon instructions received by telephone with respect to your Contract, and you agree that, so long as we comply with our procedures, none of Pacific Mutual, its affiliates, the Fund, or any of their directors, trustees, officers employees or agents will be liable for any loss, liability, cost or expense (including attorneys' fees) in connection with requests that are effected in accordance with your telephone authorization and that we believe to be genuine. This policy means that you will bear the risk of loss arising out of your telephone transaction privileges.

TIMING OF PAYMENTS

For withdrawals from the Variable Investment Options or for death benefit payments attributable to your Variable Account Value, we will normally send the proceeds within seven calendar days after your withdrawal request is effective or after the Notice Date, as the case may be. Similarly, we will normally effect transfers from the Variable Investment Options or exchanges of Subaccount Annuity Units, within seven calendar days after your transfer or exchange request is effective. We will normally effect periodic annuity payments on the day that corresponds to the Annuity Date and will make payment on the following day. Payments or transfers may be suspended for a longer period under certain abnormal circumstances. These include a closing of the New York Stock Exchange other than on a regular holiday or weekend, a trading restriction imposed by the SEC, or an emergency declared by the SEC. For withdrawals from the Fixed Option, death benefit payments attributable to Fixed Option Value, or fixed periodic annuity payments, payment of proceeds may be delayed for up to six (6) months after the request is effective. Similar delays may apply to transfers from the Fixed Option and to loans. (See THE FIXED OPTION for more details.)

CONFIRMATIONS STATEMENTS AND OTHER REPORTS TO CONTRACT OWNERS

Confirmations will be sent out for unscheduled purchase payments and transfers, loans, loan repayments, unscheduled partial withdrawals, a full withdrawal, and on payment of any death benefit proceeds. Each quarter prior to your Annuity Date, we will send you a statement that provides certain information pertinent to your Contract. These statements disclose Contract Value, Subaccount values, values under the Fixed Option, transactions made and specific Contract data that apply to your Contract. Confirmations of your transactions under the pre-authorized checking plan, dollar cost averaging, earnings sweep, portfolio rebalancing, and pre-authorized withdrawal options will appear on your quarterly account statements. Your fourth-quarter statement will contain annual information about your Contract Value and transactions. You will also be sent an annual and a semi-annual report for the Separate Account and the Fund and a list of the securities held in each Portfolio of the Fund, as required by the 1940 Act.

SALES COMMISSIONS

Pacific Mutual pays sales commissions to dealers and other expenses associated with promotion and sales of the Contracts. Broker-dealers may receive aggregate commissions of up to 2.5% of your aggregate Purchase Payments. Pacific Mutual may also pay override payments, expense allowances, bonuses, wholesaler fees and training allowances. Registered representatives earn commissions from the broker-dealers with which they are affiliated and such arrangements may vary. In addition, registered representatives who meet specified production levels may qualify, under sales incentive programs adopted by Pacific Mutual, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars, and merchandise.

FINANCIAL STATEMENTS

Pacific Mutual's audited financial statements as of and for the years ended December 31, 1994 and 1993, and unaudited financial statements as of June 30, 1995 and for the six months ended June 30, 1995 and 1994, are contained in the Statement of Additional Information.

                                THE FIXED OPTION

GENERAL INFORMATION

All amounts allocated to the Fixed Option become part of our General Account. Subject to applicable law, we exercise sole discretion over the investment of General Account assets, and bear the associated investment risk; you will not share in the investment experience of General Account assets.

Because of exemptive and exclusionary provisions, interests in the Fixed Option under the Contract are not registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. An interest you have in the Fixed Option is not subject to these Acts, and Pacific Mutual has been advised that the SEC staff has not reviewed disclosure in this Prospectus relating to the Fixed Option. This disclosure may, however, be subject to certain provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

GUARANTEE TERMS

When you allocate any portion of your Purchase Payments or Contract Value to our General Account under the Fixed Option, we guarantee you an interest rate (a "Guaranteed Interest Rate") for a specified period of time (a "Guarantee Term") of up to one year. Guaranteed Interest Rates may be reset periodically; your allocation will receive the Guaranteed Interest Rate in effect on the effective date of your allocation. The Guaranteed Interest Rate on your Fixed Option Value will never be less than an annual rate of 3%. Each allocation (or rollover) you make to the Fixed Option receives a Guarantee Term that begins on the day that allocation or rollover is effective and ends on your next Contract Anniversary or, if earlier, on your Annuity Date.

  Example: Your Contract Anniversary is January 31. On February 1 of year 1, you allocate $1,000 to the Fixed Option and receive a Guarantee Term of one year and a Guaranteed Interest Rate of 5%. On August 1, you allocate another $500 to the Fixed Option and receive a Guaranteed Interest Rate of 6%. Until January 31, year 2, your first $1,000 earns 5% interest and your second $500 earns 6% interest. On January 31, year 2, a new interest rate may go into effect for your entire Fixed Option Value.

All Guaranteed Interest Rates will be expressed as annual rates, and interest will accrue daily. On your Contract Anniversary each year, we will roll over your Fixed Option Value on that day into a new Guarantee Term of one year (or, if shorter, the time remaining until your Annuity Date) with a new Guaranteed Interest Rate or Rate(s), unless you instruct us otherwise.

WITHDRAWALS AND TRANSFERS

You may withdraw amounts from your Fixed Option Value, or transfer amounts from your Fixed Option Value to one or more Variable Investment Options, at any time on or prior to the Annuity Date; however, if you reside in a state that requires refund of purchase payments under the Free Look Right, transfers may only be made on or after your Free Look Transfer Date.

Payments or transfers from the Fixed Option may be delayed, as described under ADDITIONAL INFORMATION--Timing of Payments; any amount delayed will, so long as it is held under the Fixed Option, continue to earn interest at the Guaranteed Interest Rate then in effect until the Guarantee Term in effect has ended, and the minimum guaranteed interest rate of 3% thereafter, unless state law requires a greater rate be paid.

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                                            PAGE
                                                                            ----
DISTRIBUTION OF THE CONTRACTS..............................................   1
  Pacific Equities Network.................................................   1
  Broker-Dealer Commissions................................................   1
PERFORMANCE................................................................   1
  Total Returns............................................................   1
  Yields...................................................................   2
  Performance Comparisons and Benchmarks...................................   3
  Insurance Company Rating Information.....................................   4
  Separate Account Performance.............................................   4
THE CONTRACTS AND THE SEPARATE ACCOUNT.....................................   8
  Calculating Subaccount Unit Values.......................................   8
  Variable Annuity Payment Amounts.........................................   8
  Corresponding Dates......................................................  10
  Age and Sex of Annuitant.................................................  11
  Systematic Transfer Programs.............................................  11
  Pre-Authorized Withdrawals...............................................  13
  Death Benefit............................................................  13
  Joint Annuitants on Qualified Contracts..................................  14
  1035 Exchanges...........................................................  14
  Safekeeping of Assets....................................................  14
  Participating............................................................  14
FINANCIAL STATEMENTS.......................................................  14

                                  APPENDIX A:

                              STATE LAW VARIATIONS

Issue Date--The term "Issue Date" shall be substituted for the term "Contract Date" for Contracts issued to residents of the Commonwealth of Massachusetts.

Purchase Payments: No minimum initial or subsequent Purchase Payment requirements will apply to a Contract purchased in connection with the Texas ORP Retirement Program.

SHORT-TERM CANCELLATION RIGHT ("FREE-LOOK")

If you reside in one of the following states on your Contract Date, you may return your Contract to us for cancellation within 20 days of your receipt of the Contract and receive a refund as described under SHORT-TERM CANCELLATION RIGHT ("FREE-LOOK"):

                 Idaho
                 South Dakota

If you reside in one of the following states on your Contract Date and you exercise your Free Look right and return your Contract to us within 10 days of your receipt of your Contract, we will refund your aggregate Purchase Payments under your Contract that we received:

           Georgia         South Carolina
           Michigan        West Virginia
           North Carolina

If you reside in California and are age 65 or older on your Contract Date, you may return your Contract to us within 30 days of your receipt of your Contract for cancellation and receive a refund as described under SHORT-TERM CANCELLATION RIGHT ("FREE-LOOK").

To receive a current copy of the Pacific One Statement of Additional Information without charge, complete the following and send it to:

Pacific Mutual Life Insurance Company
Variable Annuities
Post Office Box 7187
Pasadena, CA 91109-7187

Name _________________________
Address ______________________
City _________________________State Zip




                                                                        Bar Code
-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --
-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

                          [LOGO OF PACIFIC ONE]



               Issued By:                        Principal Underwriter:


 Pacific Mutual Life Insurance Company          Pacific Equities Network
        700 Newport Center Drive                    Member: NASD/SIPC
             P.O. Box 9000                      700 Newport Center Drive
    Newport Beach, California 92660                   P.O. Box 9000
                                             Newport Beach, California 92660

Prospectus dated December 29, 1995

                                 Sponsored by:

                                      LOGO
                     PACIFIC MUTUAL LIFE INSURANCE COMPANY

                                  Home Office

                            700 NEWPORT CENTER DRIVE
                            NEWPORT BEACH, CA 92660
                                 1-800-722-2333

                                Mailing Address

                          VARIABLE ANNUITY DEPARTMENT
                                 P.O. BOX 7187
                        PASADENA, CALIFORNIA 91109-7187

                                Distributed by:

               LOGO
                         700 NEWPORT CENTER DRIVE, NB-5
                            NEWPORT BEACH, CA 92660
                                 1-800-800-7681

FORM NO. 287-6A

                                                    PACIFIC SELECT FUND

                                                     700 NEWPORT CENTER
                                                           DRIVE
                                                  NEWPORT BEACH, CA 92660

  LOGO

  Pacific Select Fund (the "Fund") is a mutual fund that currently offers eleven separate portfolios (each a "Portfolio"). The Portfolios serve as the investment medium for variable life insurance policies and variable annuity contracts (the "Variable Contracts") issued or administered by Pacific Mutual Life Insurance Company ("Pacific Mutual") or Pacific Corinthian Life Insurance Company ("Pacific Corinthian"). You can instruct Pacific Mutual or Pacific Corinthian to allocate cash value under your Variable Contract to investment options funded by an account known as a "Separate Account," which invests in the Portfolios. Your allocation rights are described in the accompanying Prospectus for the Separate Account.

  The eleven Portfolios of the Fund are as follows:

      The Money Market Portfolio*            The Multi-Strategy
          The High Yield Bond                     Portfolio
               Portfolio
       The Managed Bond Portfolio          The Equity Portfolio**

       The Government Securities
               Portfolio                     The Bond and Income
                                              Portfolio**
        The Growth LT Portfolio          The Equity Index Portfolio
           The Equity Income                  The International
               Portfolio                          Portfolio

  This Prospectus contains information about the investment objective and policies of each Portfolio and related information. You should carefully consider a Portfolio's investment objective and policies and potential risks before investing.

  THE FUND'S SHARES INVOLVE INVESTMENT RISK, INCLUDING LOSS OF PRINCIPAL, AND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE FUND'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

  This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. A Statement of Additional Information, dated May 1, 1995 containing additional and more detailed information about the Fund has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. The Statement of Additional Information is available without charge and may be obtained by writing to the Fund at the address printed above or calling the Fund at (800) 800-7681.

--------

* Investment in the Money Market Portfolio (or in any other Portfolio) is neither insured nor guaranteed by the U.S. Government.

** The Equity Portfolio and Bond and Income Portfolio are not available for variable life insurance policies.

                               ----------------
   THIS PROSPECTUS SHOULD BE READ IN  CONJUNCTION WITH THE PROSPECTUS OF THE
       SEPARATE  ACCOUNT,   WHICH  ACCOMPANIES  THIS   PROSPECTUS.  BOTH
           PROSPECTUSES SHOULD  BE READ  CAREFULLY AND  RETAINED FOR
               FUTURE REFERENCE.

                               ----------------
 THESE SECURITIES HAVE NOT BEEN  APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE  COMMISSION NOR HAS THE  COMMISSION PASSED UPON THE ACCURACY  OR
     ADEQUACY OF THIS PROSPECTUS. ANY  REPRESENTATION TO THE CONTRARY IS A
       CRIMINAL OFFENSE.

                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1995.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
THE FUND'S PORTFOLIOS AT A GLANCE..........................................   1
CONDENSED FINANCIAL INFORMATION............................................   1
THE PORTFOLIOS: INVESTMENT OBJECTIVES AND POLICIES.........................   4
  General..................................................................   4
  Money Market Portfolio...................................................   4
  High Yield Bond Portfolio................................................   5
  Managed Bond Portfolio...................................................   6
  Government Securities Portfolio..........................................   7
  Growth LT Portfolio......................................................   8
  Equity Income Portfolio..................................................   9
  Multi-Strategy Portfolio.................................................  10
  Equity Portfolio.........................................................  11
  Bond and Income Portfolio................................................  11
  Equity Index Portfolio...................................................  12
  International Portfolio..................................................  13
  All Portfolios: Diversification and Changes in Policies..................  14
SECURITIES AND INVESTMENT TECHNIQUES.......................................  15
  Mortgage-Related Securities..............................................  15
  High Yield Bonds.........................................................  16
  Small Capitalization Stocks..............................................  17
  Borrowing................................................................  17
  Illiquid and Restricted Securities.......................................  17
  Precious Metals-Related Securities.......................................  17
  Foreign Securities.......................................................  18
  Forward Foreign Currency Contracts.......................................  19
  Options..................................................................  20
  Foreign Currency Options.................................................  20
  Spread Transactions......................................................  20
  Futures Contracts and Futures Options....................................  21
ORGANIZATION AND MANAGEMENT OF THE FUND....................................  22
MORE ON THE FUND'S SHARES..................................................  27
OTHER INFORMATION ABOUT THE FUND...........................................  29
TOTAL RETURN...............................................................  30
APPENDIX...................................................................  31
  Description of Bond Ratings..............................................  31

                       THE FUND'S PORTFOLIOS AT A GLANCE

  A summary of the highlights of Pacific Select Fund's Portfolios appears below. THIS CHART IS ONLY A SUMMARY. YOU SHOULD ALSO READ THE COMPLETE DESCRIPTIONS OF EACH PORTFOLIO'S INVESTMENT OBJECTIVES AND POLICIES, WHICH BEGINS ON PAGE 4, AND RELATED INFORMATION.

                                                     PRIMARY INVESTMENTS           INVESTMENT ADVISER/
    PORTFOLIO              OBJECTIVE             (UNDER NORMAL CIRCUMSTANCES)       PORTFOLIO  MANAGER

 Money Market    Current income consistent       Highest quality money         Pacific Mutual
                 with preservation of capital    market instruments
-----------------------------------------------------------------------------------------------------------
 High Yield Bond High level of current income    Intermediate and long-        Pacific Mutual
                                                 term, high-yielding,
                                                 lower and medium quality
                                                 (high risk) fixed-income
                                                 securities
-----------------------------------------------------------------------------------------------------------
 Managed Bond    Maximize total return           Investment grade              Pacific Mutual/
                 consistent with prudent         marketable debt               Pacific Investment
                 investment management           securities. Will              Management Company
                                                 normally maintain an
                                                 average portfolio
                                                 duration of 3-6 years.
-----------------------------------------------------------------------------------------------------------
 Government      Maximize total return           U.S. Government               Pacific Mutual/
  Securities     consistent with prudent         securities including          Pacific Investment
                 investment management           futures and options           Management Company
                                                 thereon and high-grade
                                                 corporate debt
                                                 securities. Will
                                                 normally maintain an
                                                 average portfolio
                                                 duration of 3-6 years.
-----------------------------------------------------------------------------------------------------------
 Growth LT       Long-term growth of capital     Common stock                  Pacific Mutual/
                 consistent with the                                           Janus Capital Corporation
                 preservation of capital
-----------------------------------------------------------------------------------------------------------
 Equity Income   Long-term growth of capital     Dividend paying common        Pacific Mutual/
                 and income                      stock                         J.P. Morgan Investment
                                                                               Management Inc.
-----------------------------------------------------------------------------------------------------------
 Multi-Strategy  High total return               Equity and fixed income       Pacific Mutual/
                                                 securities                    J.P. Morgan Investment
                                                                               Management Inc.
-----------------------------------------------------------------------------------------------------------
 Equity          Capital appreciation            Common stocks and             Pacific Mutual/Greenwich
                                                 securities convertible        Street Advisors Division of
                                                 into or exchangeable for      Smith Barney Mutual Funds
                                                 common stocks                 Management Inc.
-----------------------------------------------------------------------------------------------------------
 Bond and        High level of current           Investment grade debt         Pacific Mutual/Greenwich
  Income         income consistent with          securities                    Street Advisors Division of
                 prudent investment                                            Smith Barney Mutual Funds
                 management and                                                Management Inc.
                 preservation of capital
-----------------------------------------------------------------------------------------------------------
 Equity Index    Provide investment results      Stocks included in the        Pacific Mutual/Bankers Trust
                 that correspond to the total    S&P 500                       Company
                 return performance of
                 common stocks publicly traded
                 in the U.S.
-----------------------------------------------------------------------------------------------------------
 International   Long-term capital               Equity securities of          Pacific Mutual/Templeton
                 appreciation                    corporations domiciled        Investment Counsel, Inc.
                                                 outside the United
                                                 States

                        CONDENSED FINANCIAL INFORMATION

  The following tables present condensed financial information about each Portfolio of the Fund. The tables present historical information based upon a single share outstanding through each fiscal year. The information in the tables for the years 1990 through 1994 is included and can be read in conjunction with the Fund's financial statements, which are in the Fund's Annual Report dated as of December 31, 1994. These financial statements have been audited by Deloitte & Touche LLP, independent public accountants, except for information with respect to the Equity Portfolio and Bond and Income Portfolio for years prior to 1994, which was audited by other independent public accountants. The Annual Report, which is available without charge, contains more information about the Fund's performance.

                              FINANCIAL HIGHLIGHTS




                          Investment Activities                       Distributions
                    -------------------------------------  ----------------------------------------
                                Net
         Net Asset              Realized and               Dividends
Year     Value,     Net         Unrealized     Total from  (from Net   Distributions
Ended    Beginning  Investment  Gain (Loss)    Investment  Investment  (from           Total
12/31    of Period  Income      on Securities  Operations  Income)     Capital Gains)  Distribution
-----    ---------  ----------  -------------  ----------  ----------  --------------  ------------

MONEY MARKET PORTFOLIO

1994      $ 9.99       $0.33        $ 0.04       $ 0.37       $0.33        $0.00          $0.33
1993        9.96        0.23          0.03         0.26        0.23         0.00           0.23
1992        9.94        0.29          0.02         0.31        0.29         0.00           0.29
1991        9.94        0.56          0.00         0.56        0.56         0.00           0.56
1990        9.82        0.79         (0.03)        0.76        0.64         0.00           0.64
1989        9.81        0.82          0.01         0.83        0.82         0.00           0.82
1988(1)    10.00        0.58         (0.01)        0.57        0.76         0.00           0.76
---------------------------------------------------------------------------------------------------

HIGH YIELD BOND PORTFOLIO

1994      $ 9.67       $0.73        $(0.70)      $ 0.03       $0.73        $0.06          $0.79
1993        9.24        0.86          0.77         1.63        0.86         0.34           1.20
1992        8.54        0.87          0.69         1.56        0.86         0.00           0.86
1991        7.84        0.91          0.95         1.86        0.91         0.25           1.16
1990        8.90        1.04         (1.01)        0.03        1.04         0.05           1.09
1989        9.72        1.20         (0.79)        0.41        1.23         0.00           1.23
1988(1)    10.00        1.07         (0.26)        0.81        0.99         0.10           1.09
---------------------------------------------------------------------------------------------------

MANAGED BOND PORTFOLIO

1994      $10.89       $0.50        $(0.98)      $(0.48)      $0.50        $0.01          $0.51
1993       10.62        0.52          0.70         1.22        0.52         0.43           0.95
1992       10.79        0.68          0.23         0.91        0.67         0.41           1.08
1991       10.35        0.82          0.88         1.70        0.82         0.44           1.26
1990       10.43        0.85         (0.01)        0.84        0.85         0.07           0.92
1989        9.99        0.86          0.56         1.42        0.86         0.12           0.98
1988(1)    10.00        0.68          0.03         0.71        0.62         0.10           0.72
---------------------------------------------------------------------------------------------------

GOVERNMENT SECURITIES PORTFOLIO

1994      $10.64       $0.44        $(0.99)      $(0.55)      $0.44        $0.01          $0.45
1993       10.48        0.34          0.78         1.12        0.34         0.62           0.96
1992       10.55        0.51          0.27         0.78        0.51         0.34           0.85
1991       10.07        0.69          0.93         1.62        0.71         0.43           1.14
1990       10.22        0.79         (0.02)        0.77        0.78         0.14           0.92
1989        9.82        0.84          0.56         1.40        0.84         0.16           1.00
1988(1)    10.00        0.65          0.01         0.66        0.65         0.19           0.84
---------------------------------------------------------------------------------------------------

GROWTH LT PORTFOLIO

1994(3)   $10.00       $0.10        $ 1.21       $ 1.31       $0.12        $0.08          $0.20
---------------------------------------------------------------------------------------------------










                                   Ratios/Supplemental Data
         ------------------------------------------------------------------------------
                                                                Ratio
                                                                of Net
         Net Asset               Net Assets,      Ratio of      Investment
Year     Value,                  End of           Expenses      Income to     Portfolio
Ended    End of      Total       Period           to Average    Average       Turnover
12/31    Period      Return(7)   (in thousands)   Net Assets    Net Assets    Rate
-----    ---------   ---------   --------------   ----------    ----------    ---------

MONEY MARKET PORTFOLIO

1994      $10.03       3.76%        $94,150          0.64%        3.94%          N/A
1993        9.99       2.58%         33,910          0.65%        2.56%          N/A
1992        9.96       3.22%         23,905          0.65%        3.13%          N/A
1991        9.94       5.74%         14,502          0.65%        5.53%          N/A
1990        9.94       7.92%         15,401          0.65%        7.57%          N/A
1989        9.82       8.73%          4,252          1.00%        8.38%          N/A
1988(1)     9.81       5.85%          3,913          1.65%*       6.04%*         N/A
---------------------------------------------------------------------------------------

HIGH YIELD BOND PORTFOLIO

1994      $ 8.91       0.42%        $25,338          0.88%        8.13%        141.86%
1993        9.67      18.01%         16,017          0.75%        8.37%        185.83%
1992        9.24      18.72%         14,152          0.75%        9.46%        186.23%
1991        8.54      24.58%         10,356          0.75%       10.77%        149.20%
1990        7.84       0.38%          8,288          0.75%       12.02%         69.59%
1989        8.90       4.16%          8,208          0.95%       12.48%        121.76%
1988(1)     9.72       8.30%          7,871          1.65%*      10.63%*        69.14%
---------------------------------------------------------------------------------------

MANAGED BOND PORTFOLIO

1994      $ 9.90      (4.36)%       $53,219          0.84%        5.04%        127.95%
1993       10.89      11.63%         43,116          0.75%        4.74%        163.11%
1992       10.62       8.68%         26,406          0.75%        6.39%         89.55%
1991       10.79      17.03%         16,645          0.75%        7.74%         80.96%
1990       10.35       8.52%         12,412          0.75%        8.32%         68.79%
1989       10.43      14.74%         11,371          0.91%        8.36%        115.89%
1988(1)     9.99       7.11%          9,031          1.69%*       6.76%*       209.49%
---------------------------------------------------------------------------------------

GOVERNMENT SECURITIES PORTFOLIO

1994      $ 9.64      (5.10)%       $21,489          0.88%        4.29%        232.99%
1993       10.64      10.79%         23,584          0.75%        3.15%        402.37%
1992       10.48       7.52%         17,701          0.75%        4.95%        212.31%
1991       10.55      16.67%         10,841          0.75%        6.90%        110.74%
1990       10.07       8.01%          7,469          0.75%        7.87%         45.99%
1989       10.22      14.61%          6,428          0.98%        8.22%        151.10%
1988(1)     9.82       6.65%          5,523          1.77%*       6.42%*       284.30%
---------------------------------------------------------------------------------------

GROWTH LT PORTFOLIO

1994(3)   $11.11      13.25%        $49,374          1.08%*       1.32%*       257.20%
---------------------------------------------------------------------------------------

                                                        (continued on next page)

                            Investment Activities                                 Distributions
                    -------------------------------------  -----------------------------------------------------------------
                                Net
         Net Asset              Realized and               Dividends   In excess
Year     Value,     Net         Unrealized     Total from  (from Net   of Net      Distributions
Ended    Beginning  Investment  Gain (Loss)    Investment  Investment  Investment  (from           Return       Total
12/31    of Period  Income      on Securities  Operations  Income)     Income      Capital Gains)  of Capital   Distribution
-----    ---------  ----------  -------------  ----------  ----------  ----------  --------------  ----------   ------------

EQUITY INCOME PORTFOLIO(2)(5)

1994      $15.52       $0.20        $(0.25)      $(0.05)      $0.20       $0.00        $1.22         $0.00         $1.42
1993       15.11        0.26          0.98         1.24        0.26        0.00         0.57          0.00          0.83
1992       14.74        0.19          0.59         0.78        0.19        0.00         0.22          0.00          0.41
1991       11.64        0.32          3.28         3.60        0.32        0.00         0.18          0.00          0.50
1990       13.11        0.32         (1.30)       (0.98)       0.32        0.00         0.17          0.00          0.49
1989       10.68        0.17          2.94         3.11        0.30        0.00         0.38          0.00          0.68
1988(1)    10.00        0.12          0.70         0.82        0.12        0.00         0.02          0.00          0.14
----------------------------------------------------------------------------------------------------------------------------

MULTI-STRATEGY PORTFOLIO(2)(5)

1994      $12.66       $0.32        $(0.51)      $(0.19)      $0.32       $0.00        $0.42         $0.00         $0.74
1993       12.18        0.35          0.77         1.12        0.35        0.00         0.29          0.00          0.64
1992       11.99        0.37          0.27         0.64        0.37        0.00         0.08          0.00          0.45
1991       10.14        0.46          1.93         2.39        0.45        0.00         0.09          0.00          0.54
1990       10.84        0.51         (0.66)       (0.15)       0.48        0.00         0.07          0.00          0.55
1989       10.35        0.57          1.82         2.39        0.59        0.00         1.31          0.00          1.90
1988(1)    10.00        0.34          0.34         0.68        0.32        0.00         0.01          0.00          0.33
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EQUITY PORTFOLIO (FORMERLY A SERIES OF PACIFIC CORINTHIAN VARIABLE FUND)

1994      $14.94       $0.32        $(0.74)      $(0.42)      $0.32       $0.00        $0.00         $0.00         $0.32
1993       14.39        0.22          1.90         2.12        0.22        0.00         0.81          0.54          1.57
1992       14.83        0.19          0.49         0.68        0.19        0.00         0.93          0.00          1.12
1991       11.71        0.33          3.12         3.45        0.33        0.00         0.00          0.00          0.33
1990       12.59        0.56         (0.88)       (0.32)       0.56        0.00         0.00          0.00          0.56
1989       10.37        0.82          2.23         3.05        0.83        0.00         0.00          0.00          0.83
1988       10.23        0.56          0.14         0.70        0.56        0.00         0.00          0.00          0.56
1987       14.17        0.36          0.12         0.48        0.38        0.00         4.04          0.00          4.42
1986       12.98        0.38          2.15         2.53        0.40        0.00         0.94          0.00          1.34
1985       10.65        0.34          2.71         3.05        0.39        0.00         0.33          0.00          0.72
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BOND AND INCOME PORTFOLIO (FORMERLY A SERIES OF PACIFIC CORINTHIAN VARIABLE FUND)

1994      $13.05       $0.83        $(1.87)      $(1.04)      $0.83       $0.00        $0.53         $0.23         $1.59
1993       11.70        0.87          1.35         2.22        0.86        0.01         0.00          0.00          0.87
1992       11.69        0.89          0.01         0.90        0.89        0.00         0.00          0.00          0.89
1991       10.27        0.93          1.42         2.35        0.93        0.00         0.00          0.00          0.93
1990       10.93        0.97         (0.66)        0.31        0.97        0.00         0.00          0.00          0.97
1989       10.40        1.00          0.69         1.69        1.00        0.00         0.16          0.00          1.16
1988       10.75        1.01         (0.35)        0.66        1.01        0.00         0.00          0.00          1.01
1987       13.03        1.03         (1.17)       (0.14)       1.19        0.00         0.95          0.00          2.14
1986       11.81        1.12          1.36         2.48        0.97        0.00         0.29          0.00          1.26
1985       10.56        1.17          1.50         2.67        1.15        0.00         0.27          0.00          1.42
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EQUITY INDEX PORTFOLIO(2)

1994      $13.24       $0.30        $(0.18)      $ 0.12       $0.30       $0.00        $0.04         $0.00         $0.34
1993       12.43        0.29          0.86         1.15        0.29        0.00         0.05          0.00          0.34
1992       11.98        0.29          0.53         0.82        0.29        0.00         0.08          0.00          0.37
1991(4)    10.00        0.30          2.16         2.46        0.30        0.00         0.18          0.00          0.48
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INTERNATIONAL PORTFOLIO(2)(6)

1994      $12.09       $0.07        $ 0.30       $ 0.37       $0.07       $0.00        $0.45         $0.00         $0.52
1993        9.38        0.09          2.73         2.82        0.09        0.02         0.00          0.00          0.11
1992       10.59        0.15         (1.19)       (1.04)       0.17        0.00         0.00          0.00          0.17
1991        9.72        0.13          0.94         1.07        0.17        0.00         0.03          0.00          0.20
1990       12.44        0.16         (1.84)       (1.68)       0.16        0.00         0.88          0.00          1.04
1989       11.29        0.02          2.30         2.32        0.06        0.00         1.11          0.00          1.17
1988(1)    10.00        0.09         1.66          1.75        0.06        0.00         0.40          0.00         0.46
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                                   Ratios/Supplemental Data
         ------------------------------------------------------------------------------
                                                                Ratio
                                                                of Net
         Net Asset               Net Assets,      Ratio of      Investment
Year     Value,                  End of           Expenses      Income to     Portfolio
Ended    End of      Total       Period           to Average    Average       Turnover
12/31    Period      Return(7)   (in thousands)   Net Assets    Net Assets    Rate
-----    ---------   ---------   --------------   ----------    ----------    ---------

EQUITY INCOME PORTFOLIO(2)(5)

1994      $14.05      (0.28)%       $ 75,083         0.94%        1.39%        134.57%
1993       15.52       8.29%          33,356         0.75%        1.74%         27.67%
1992       15.11       5.36%          22,021         0.75%        1.39%         18.52%
1991       14.74      31.42%          12,117         0.76%        2.49%         17.43%
1990       11.64      (7.54)%          5,974         0.75%        2.67%         17.63%
1989       13.11      29.22%           5,449         1.02%        2.52%         24.89%
1988(1)    10.68       8.25%           3,292         2.45%*       1.21%*         8.15%
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MULTI-STRATEGY PORTFOLIO(2)(5)

1994      $11.73      (1.50)%       $ 79,147         0.94%        2.78%        187.40%
1993       12.66       9.25%          41,448         0.75%        3.01%         27.87%
1992       12.18       5.57%          19,931         0.75%        3.36%         16.52%
1991       11.99      24.03%          10,454         0.75%        4.30%         11.24%
1990       10.14      (1.47)%          4,559         0.75%        4.77%         26.04%
1989       10.84      23.42%           3,120         1.10%        4.38%         19.67%
1988(1)    10.35       6.85%           4,111         2.20%*       3.33%*        22.30%
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EQUITY PORTFOLIO (FORMERLY A SERIES OF PACIFIC CORINTHIAN VARIABLE FUND)

1994      $14.20      (2.87)%       $ 73,125         0.96%        2.19%        178.63%
1993       14.94      16.06%          84,791         0.93%        1.52%        229.77%
1992       14.39       6.30%          81,902         0.93%        1.30%        242.37%
1991       14.83      29.77%         107,366         0.91%        2.52%        449.75%
1990       11.71      (2.55)%        178,191         0.86%        4.63%        541.61%
1989       12.59      30.12%         239,478         0.74%        7.01%        621.45%
1988       10.37       7.19%         233,020         0.69%        5.41%        402.26%
1987       10.23       2.18%         254,863         0.68%        2.58%        415.62%
1986       14.17      20.92%         222,945         0.69%        2.75%        334.91%
1985       12.98      30.02%          65,845         0.95%        3.62%        395.09%
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BOND AND INCOME PORTFOLIO (FORMERLY A SERIES OF PACIFIC CORINTHIAN VARIABLE FUND)

1994      $10.42      (8.36)%       $ 34,078         0.93%        7.25%         31.97%
1993       13.05      19.39%          43,223         0.84%        6.86%         41.92%
1992       11.70       8.09%          42,731         0.85%        7.67%         21.99%
1991       11.69      24.32%          59,323         0.78%        8.70%        131.40%
1990       10.27       3.27%         107,921         0.73%        9.35%         43.52%
1989       10.93      17.04%         146,310         0.61%        9.30%        108.64%
1988       10.40       6.37%         161,208         0.61%       10.05%         50.49%
1987       10.75      (2.09)%        194,603         0.55%        9.20%        101.25%
1986       13.03      21.39%         194,814         0.55%        8.71%        202.87%
1985       11.81      27.61%          78,750         0.72%       10.12%        549.28%
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EQUITY INDEX PORTFOLIO(2)

1994      $13.02       1.05%        $ 40,612         0.51%        2.37%          2.02%
1993       13.24       9.38%          33,836         0.50%        2.34%          1.15%
1992       12.43       6.95%          23,030         0.50%        2.53%          3.52%
1991(4)    11.98      24.88%          15,205         0.50%*       3.03%*         4.26%
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INTERNATIONAL PORTFOLIO(2)(6)

1994      $11.94       3.01%        $ 75,971         1.22%        1.28%         52.22%
1993       12.09      30.02%          30,574         1.04%        0.92%         46.48%
1992        9.38      (9.78)%         19,402         1.05%        1.43%         38.99%
1991       10.59      10.92%          18,239         1.04%        1.19%         69.71%
1990        9.72     (13.48)%         14,266         1.05%        1.48%         69.24%
1989       12.44      20.51%          15,735         1.20%        0.14%         94.35%
1988(1)    11.29      17.69%          13,980         1.69%*       0.84%*        62.48%
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                                                        (continued on next page)

--------
(1) Information is for the period from January 4, 1988 (commencement of operations) to December 31, 1988.

(2) Prior years ratios of expenses to average net assets have been restated for comparative purposes to reflect expenses exclusive of foreign taxes on dividends which are reflected as a component of dividend income.

(3) Information is for the period from January 4, 1994 (commencement of operations) to December 31, 1994.

(4) Information is for the period from January 30, 1991 (commencement of operations) to December 31, 1991.

(5) J.P. Morgan Investment began serving as Portfolio Manager to the Equity Income and Multi-Strategy Portfolios on January 1, 1994. Prior to January 1, 1994, a different firm served as Portfolio Manager.

(6) Templeton began serving as Portfolio Manager to the International Portfolio on January 1, 1994. Prior to January 1, 1994, a different firm served as Portfolio Manager.

(7) Total return includes reinvestment of dividends and distributions. Total return does not include deductions at the separate account or contract level for fees and charges that may be incurred under a variable contract.

*  Ratios are annualized.

              THE PORTFOLIOS: INVESTMENT OBJECTIVES AND POLICIES

GENERAL

  Each Portfolio of the Fund has its own investment objective and investment policies which are described below. There can be no assurance that any Portfolio will achieve its investment objective. You should carefully consider the investment objective, investment policies, and potential risks of any Portfolio before investing. As with any security, a risk of loss is inherent in investment in the Fund's shares. Each Portfolio is subject to varying degrees of financial, market, and credit risks. Each Portfolio is subject to the risk of changing economic conditions.

  The different types of securities and investment techniques used by the individual Portfolios all have attendant risks of varying degrees. For example, for equity securities, there can be no assurance of capital appreciation and there is a substantial risk of market decline. For debt securities, there is a risk of market decline and there is the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time called for by an instrument. In addition, because the value of debt instruments generally rises and falls inversely with interest rates, the longer the maturity of a debt security, the more volatile it can be in terms of changes in value. Both equity and debt securities can also be subject to general economic conditions, company and industry earnings prospects and investor psychology.

  Certain types of investments and investment techniques common to one or more Portfolios are described in greater detail, including the risks of each, in this Prospectus under "Securities and Investment Techniques" and in the Statement of Additional Information.

MONEY MARKET PORTFOLIO

  INVESTMENT OBJECTIVE. Current income consistent with preservation of capital.

  INVESTMENT POLICIES. The Portfolio invests at least 95% of its total assets, measured at the time of investment, in a diversified portfolio of money market securities that are in the highest rating category for short term instruments, or, if not rated, are of equivalent quality. The Portfolio may also invest up to 5% of its total assets, measured at the time of investment, in money market securities that are in the second-highest rating category for short-term debt obligations, or, if not rated, are of equivalent quality. Money market securities in which the Portfolio may invest may include: (i) U.S. Government obligations; (ii) bank obligations; (iii) commercial paper; (iv) short-term corporate debt securities; (v) savings and loan obligations; (vi) repurchase agreements involving these securities; and (vii) foreign securities--U.S. dollar denominated money market securities issued by foreign issuers and foreign branches of U.S. banks. The Portfolio may also lend its securities to brokers, dealers and other financial institutions to earn income.

  ELIGIBLE SECURITIES. The Portfolio may invest only in U.S. dollar denominated money market instruments that present minimal credit risk. The Adviser shall determine whether a security presents minimal credit risk under procedures adopted by the Fund's Board of Trustees that conform to Securities and Exchange Commission ("SEC") rules for money market funds. See "Investment Policies for Money Market Portfolio" in the Statement of Additional Information.

  The Money Market Portfolio's investments are limited to securities that mature in 13 months or less from the date of purchase (except that securities held subject to repurchase agreements having terms of 13 months or less from the date of delivery may mature in excess of 13 months from such date). It is anticipated that the dollar-weighted average portfolio maturity of the Portfolio will not exceed 90 days. The Portfolio is subject to diversification standards applicable to money market funds under SEC rules.

  Unlike many money market funds that are offered to the public, the Fund's Money Market Portfolio does not attempt to maintain a stable net asset value of $1.00 per share.

HIGH YIELD BOND PORTFOLIO

  INVESTMENT OBJECTIVE. High level of current income.

  INVESTMENT POLICIES. The Portfolio invests primarily in a diversified portfolio of intermediate and long-term, high-yielding, lower and medium quality ("high risk") fixed-income securities, including corporate bonds and notes, convertible securities and preferred stock. Such securities will be rated Baa or lower by Moody's Investor Service, Inc. ("Moody's"), or BBB or lower by Standard & Poor's Corporation ("S&P"), or, if not rated by Moody's or S&P, be of equivalent investment quality as determined by the Adviser. These debt securities include high yield bonds that are commonly referred to as "junk bonds."

  The convertible securities in which the Portfolio may invest include debt securities convertible into or exchangeable for equity securities. The Portfolio may also invest in: (i) U.S. Government securities (including securities of U.S. agencies and instrumentalities); (ii) bank obligations;
(iii) commercial paper; (iv) repurchase and reverse repurchase agreements involving these securities; (v) foreign securities--U.S. dollar-denominated debt securities issued by foreign issuers and foreign branches of U.S. banks;
(vi) dividend-paying common stocks (including up to 10% of the market value of the Portfolio's total assets in warrants to purchase common stocks) that are considered by Pacific Mutual to be consistent with the investment objective of current income; and (vii) higher-quality corporate bonds.

  The Portfolio will hold short-term cash reserves (money market instruments maturing in 13 months or less) as Pacific Mutual believes is advisable to maintain liquidity or for temporary defensive purposes. During times that Pacific Mutual believes that adoption of a temporary defensive position is desirable due to prevailing market or economic conditions, the Portfolio may invest to a greater degree in U.S. Government securities, higher-quality corporate securities, and money market securities.

  OTHER TECHNIQUES. In seeking higher income or a reduction in principal volatility, the Portfolio may (1) purchase and sell put and call options on debt securities as described in "Options" below, (2) purchase or sell interest rate futures contracts and options on interest rate futures contracts as described in "Futures Contracts and Futures Options" and (3) purchase, up to 5% of the Portfolio's total assets, covered spread options, which give the Portfolio the right to sell a security that it owns at a fixed dollar spread or yield spread in relationship to another security that the Portfolio does not own, but which is used as a benchmark. The Portfolio may also lend its securities to brokers, dealers, and other financial institutions to earn income. Certain of these techniques may involve a greater degree or different type of risk than those inherent in more conservative investment approaches. For a description of these investment practices and their associated risks, see the "Securities and Investment Techniques" below and in the Statement of Additional Information.

  HIGH YIELD BONDS. In general, debt securities rated lower than Baa by Moody's or BBB by S&P or of equivalent quality ("high yield bonds") are not considered to be investment grade, and are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. For more information on the risks of such securities, see "High Yield Bonds" below. See the Appendix for a description of Moody's and S&P ratings applicable to the fixed-income securities.

  In an effort to reduce credit risk, the Portfolio diversifies its holdings among many issuers. As of December 31, 1994, the Portfolio held securities of 59 corporate issuers, excluding short-term obligations. Based upon an average of the Portfolio's holdings at the end of each month in 1994, an average of approximately 85.5% of the Portfolio's holdings during 1994 were invested in bonds rated Ba or B by Moody's or rated BB or B by S&P or if unrated, determined to be of equivalent rating as determined by the Adviser. The asset composition after this time may or may not be the same as shown in 1994.

  VOLATILITY. Since shares of the Portfolio normally represent an investment primarily in securities with fluctuating market prices, an investor should understand that the value of the Portfolio's shares will vary as the aggregate value of the Portfolio's securities increases or decreases. Changes in the value of portfolio securities subsequent to their acquisition will normally not affect the Portfolio's income, but will be reflected in the net asset value of the Portfolio's shares. The Portfolio is intended for long-term investors who can accept the risks associated with investment in high yield securities, and should not constitute a complete investment program.

MANAGED BOND PORTFOLIO

  INVESTMENT OBJECTIVE. Maximize total return consistent with prudent investment management.

  INVESTMENT POLICIES. The Portfolio will primarily invest in the following types of securities: obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities; U.S. dollar-denominated corporate debt securities of domestic or foreign issuers; mortgage and other asset-backed securities; variable and floating rate debt securities; U.S. dollar-denominated obligations of foreign governments, foreign government agencies, and international agencies (such as the International Bank for Reconstruction and Development); and any of the following: high quality commercial paper, certificates of deposit, fixed time deposits and bankers' acceptances issued by domestic and foreign banks denominated in U.S. dollars, and repurchase and reverse repurchase agreements.

  The Portfolio, except as provided below, may invest only in securities rated Baa or better by Moody's or BBB or better by S&P or, if not rated by Moody's or S&P, determined by the Portfolio Manager to be of comparable quality. The dollar-weighted average quality of all fixed-income securities held by the Portfolio will be A or higher as rated by Moody's and S&P. The Portfolio may also invest up to 10% of its assets in debt securities that are below investment grade, but rated B or higher by Moody's or S&P or, if not rated by Moody's or S&P, of equivalent quality. A security is generally of investment grade when rated in one of the top four categories of investment ratings as described by Moody's or S&P. In general, debt securities rated lower than Baa by Moody's or BBB by S&P or of equivalent quality ("high yield/high risk bonds") are not considered to be investment grade, and are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. For more information on the risks of such securities, see "High Yield Bonds." In the event that a security owned by the Portfolio is downgraded to below a rating of B, the Portfolio may nonetheless retain the security. See the Appendix for a description of Moody's and S&P ratings applicable to fixed income securities. For the year ended December 31, 1994, the amount of the Portfolio's average total assets, measured on the basis of month-end values, invested in debt securities rated less than investment grade was approximately 10.39%.

  SELECTION OF SECURITIES. The Portfolio invests in a diversified portfolio primarily consisting of long, intermediate, and short-term marketable debt securities. The proportion invested in each category of maturity can be expected to vary depending upon the evaluation of market patterns and trends by the Portfolio Manager. In selecting securities for the Portfolio, the Portfolio Manager will use economic forecasting, interest rate anticipation, credit and call risk analysis, and other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics of maturity, type, and coupon rate may vary based on the Portfolio Manager's outlook for the economy, the financial markets, and other factors.

  DURATION. The Portfolio will invest in a portfolio of securities of varying maturities and, under normal circumstances, will maintain an average portfolio duration of 3 to 6 years. Duration is one of the fundamental tools used by the Portfolio Manager in security selection. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the maturity of a current coupon bond with a 3 year duration is approximately 3.5 years, and the maturity of a current coupon bond with a 6 year duration is approximately 9 years. More detailed discussion of "duration" as an investment technique is provided in the Statement of Additional Information.

  OTHER TECHNIQUES. In pursuing its investment objective, the Portfolio may purchase and sell put and call options on debt securities as described in "Options" below. In addition, the Portfolio may purchase or sell interest rate futures contracts and options on interest rate futures contracts as described in "Futures Contracts and Futures Options" below. The Portfolio may also lend its securities to brokers, dealers, and other financial institutions to earn income, and borrow money for temporary administrative or emergency purposes. In addition, the Portfolio may invest up to 10% of its assets in debt securities of foreign issuers which may be denominated in foreign currencies. Furthermore, the Portfolio may engage in forward currency contracts in anticipation of or to protect itself against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers. These investment techniques may involve a greater degree or different type of risk than those inherent in more conservative investment approaches. See "Securities and Investment Techniques" below and in the Statement of Additional Information for a description of these techniques, their attendant risks, and restrictions generally applicable to the Portfolio's investment in or use of them.

GOVERNMENT SECURITIES PORTFOLIO

  INVESTMENT OBJECTIVE. Maximize total return consistent with prudent investment management.

  INVESTMENT POLICIES. The Portfolio invests primarily in securities that are obligations of or guaranteed by the U.S. Government, its agencies or instrumentalities. Among the securities the Portfolio may purchase are mortgage-backed securities guaranteed by the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, or the Federal National Mortgage Association. More detailed discussion of these and other U.S. Government securities is provided in the Statement of Additional Information.

  The Portfolio normally maintains at least 65% of its assets invested in U.S. Government securities (including futures contracts and options thereon and options relating to U.S. Government securities). The remainder of the Portfolio's assets may be invested in corporate debt securities of domestic issuers rated Aa or better by Moody's or AA or better by S&P, or, if not rated by Moody's or S&P, of comparable quality as determined by the Portfolio Manager, in mortgage-related securities, including collateralized mortgage obligations and mortgage-backed bonds, and in cash or high quality money market instruments. The Portfolio may increase the amount of its assets invested in money market securities during times that the Portfolio Manager believes that adoption of a temporary defensive position is desirable due to prevailing market or economic conditions.

  DURATION. The Portfolio invests in a portfolio of securities of varying maturities and, under normal circumstances, intends to maintain an average portfolio duration of 3 to 6 years. A discussion of "duration" is provided above in the description of the Managed Bond Portfolio and in the Statement of Additional Information.

  OTHER TECHNIQUES. In pursuing its investment objective, the Portfolio may purchase and sell put and call options on U.S. Government securities and on other debt securities, as described in "Options" below. In addition, the Portfolio may purchase or sell interest rate futures contracts and options on interest rate futures contracts as described in "Futures Contracts and Futures Options" below. The Portfolio also may make loans of portfolio securities (up to an aggregate of 25% of its total assets) and enter into reverse repurchase agreements. In addition, the Portfolio may invest up to 10% of its assets in debt securities of foreign issuers, which may be denominated in foreign currencies. Furthermore, the Portfolio may engage in forward currency contracts in anticipation of or to protect itself against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers. These investment techniques may involve a greater degree or different type of risk than those inherent in more conservative investment approaches. See "Securities and Investment Techniques" below and in the Statement of Additional Information for a description of these techniques and their attendant risks.


GROWTH LT PORTFOLIO

  INVESTMENT OBJECTIVE. Long-term growth of capital in a manner consistent with the preservation of capital.

  INVESTMENT POLICIES. The Portfolio is a diversified portfolio that pursues its investment objective by investing in the common stock of a large number of issuers of any size. The Portfolio may invest in large, well-established companies, as well as smaller emerging growth companies. It may from time to time emphasize investments in companies with market capitalization between $1 billion and $5 billion. Companies with market capitalization of $1 billion to $5 billion, as well as smaller companies, may suffer more significant losses as well as realize more substantial growth than larger, more established issuers. Thus, investments in such companies tend to be more volatile and somewhat speculative. The Portfolio may invest in securities of both domestic and foreign issuers. The Portfolio is not designed as a short-term trading vehicle.

  STOCK SELECTION. The Portfolio invests substantially all of its assets in common stocks when the Portfolio Manager believes that the relevant market environment favors profitable investing in those securities. Common stock investments are selected in industries and companies that the Portfolio Manager believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate. The Portfolio Manager's analysis and selection process focuses on earnings growth potential. In particular, the Portfolio intends to buy stocks with earnings growth potential that may not be recognized by the market. Securities are selected solely for their capital growth potential; investment income is not a consideration and any income realized on the Portfolio's investments will be incidental to its primary objective. These selection criteria apply equally to stocks of foreign issuers. In selecting foreign stocks, factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for relative economic growth among countries, regions, or geographic areas may warrant greater consideration.

  OTHER INVESTMENTS. Although the Portfolio normally invests primarily in equity securities, it may increase its cash position when the Portfolio Manager is unable to locate investment opportunities with desirable risk/reward characteristics. The Portfolio may invest in government securities, corporate bonds and debentures, high-grade commercial paper, warrants, preferred stocks, certificates of deposit, or other debt securities when the Portfolio Manager perceives an opportunity for capital growth from such securities or so that the Portfolio may receive a return on idle cash. The Portfolio may invest up to 10% of its assets, measured at the time of investment, in debt securities that are lower rated bonds, i.e., rated below investment grade by one of the primary rating agencies (or if not rated, deemed to be comparable quality by the Portfolio Manager), but which may offer higher yields. See "High Yield Bonds." When the Portfolio invests in fixed income securities, investment income will increase and may constitute a large portion of the return on the Portfolio, and the Portfolio probably would not participate in market advances or declines to the extent that it would if it remained fully invested in common stocks.

  The Portfolio may invest up to 25% of its assets in foreign securities denominated in a foreign currency and not publicly traded in the United States. In addition, the Portfolio may purchase American Depositary Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs"), and other types of receipts of shares evidencing ownership of the underlying foreign securities. In pursuing its investment objective, the Portfolio may engage in the purchase and writing of put and call options on securities, stock indexes and foreign currencies. In addition, the Portfolio may purchase or sell interest rate, stock index, and foreign currency futures contracts and options thereon. The Portfolio may also engage in forward foreign currency contracts. These investment techniques may involve a greater degree or different type of risk than those inherent in more conservative investment approaches. See "Securities and Investment Techniques" below and in the Statement of Additional Information for a description of these techniques and their attendant risks.

EQUITY INCOME PORTFOLIO

  INVESTMENT OBJECTIVE. Long-term growth of capital and income.

  INVESTMENT POLICIES. The Portfolio seeks to achieve its objective consistent with reasonable investment risk. Ordinarily, the Portfolio pursues its investment objective by investing primarily in dividend-paying common stock. The Portfolio may also invest in other equity securities, consisting of, among other things, non dividend-paying common stock, preferred stock, and securities convertible into common stock, such as convertible preferred stock and convertible bonds, and warrants. The Portfolio may also invest in ADRs and in various foreign securities if U.S. exchange-listed.

  STOCK SELECTION. The Portfolio is not subject to any limit on the size of companies in which it may invest, but intends, under normal circumstances, to be fully invested to the extent practicable in the large- and medium-sized companies primarily included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). The Portfolio is designed for investors who want an actively managed equity portfolio of selected equity securities that seeks to outperform the total return of the S&P 500. In managing the Portfolio, the potential for appreciation and dividend growth is given more weight than current dividends. Nonetheless, the Portfolio Manager will normally strive for gross income for the Portfolio at a level not less than 75% of the dividend income generated on the stocks included in the S&P 500, although this income level is merely a guideline and there can be no certainty that this income level will be achieved.

  The Portfolio does not seek to achieve its objective with any individual portfolio security, but rather it aims to manage the portfolio as a whole in such a way as to achieve its objective. The Portfolio attempts to reduce risk by investing in many different economic sectors, industries and companies. The Portfolio Manager may under- or over-weight selected economic sectors against the S&P 500's sector weightings to seek to enhance the Portfolio's total return or reduce fluctuations in market value relative to the S&P 500. In selecting securities, the Portfolio Manager may emphasize securities that it believes to be undervalued. Securities of a company may be undervalued for a variety of reasons such as an overreaction by investors to unfavorable news about a company, an industry, or the stock markets in general; or as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company.

  OTHER SECURITIES. During ordinary market conditions, the Portfolio Manager will keep the Portfolio as fully invested as practicable in the equity securities described above. The Portfolio may also invest in money market instruments, including U.S. Government securities, short term bank obligations rated in the highest two rating categories by Moody's or S&P, or, if unrated, determined to be of equal quality by the Portfolio's Manager, certificates of deposit, time deposits and banker's acceptances issued by U.S. and foreign banks and savings and loan institutions with assets of at least $500 million as of the end of their most recent fiscal year; and commercial paper and corporate obligations, including variable rate demand notes, that are issued by

U.S. and foreign issuers and that are rated in the highest two rating categories by Moody's or S&P, or if unrated, determined to be of equal quality by the Portfolio Manager. Under normal circumstances, the Portfolio will invest in such money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions or expenses. The Portfolio may also, however, invest in these instruments, without limitation, as a temporary defensive measure taken during, or in anticipation of, adverse market conditions.

  Convertible bonds and other fixed income securities (other than money market instruments) in which the Portfolio may invest will, at the time of investment, be rated Baa or better by Moody's or BBB or better by S&P or, if not rated by Moody's or S&P, will be of comparable quality as determined by the Portfolio Manager. In the event that an existing holding is downgraded below these ratings, the Portfolio may nonetheless retain the security.

  OTHER TECHNIQUES. In pursuing its investment objective, the Portfolio may purchase and sell put and call options on securities and stock indexes. In addition, the Portfolio may purchase or sell stock index futures contracts and options thereon. These investment techniques may involve a greater degree or different type of risk or than those inherent in more conservative investment approaches. See "Securities and Investment Techniques" below and in the Statement of Additional Information for a description of these techniques and their attendant risks.

MULTI-STRATEGY PORTFOLIO

  INVESTMENT OBJECTIVE. Provide a high total return from a portfolio of equity and fixed income securities. Total return will consist of income plus realized and unrealized capital gains and losses.

  INVESTMENT POLICIES. The Portfolio is managed to earn current income on, and to anticipate long-term capital growth of, the portfolio as a whole rather than any individual security in it. The Portfolio's equity investments will be primarily the common stock of large and medium-size U.S. companies, including common stock of any class or series or any similar equity interest. The Portfolio's equity investments may also include preferred stock, warrants, rights, and convertible securities. The Portfolio may also invest in the equity securities of small companies and foreign issuers. The Portfolio's equity securities may or may not pay dividends and may or may not carry voting rights. Fixed income securities may include corporate bonds, debentures, notes, mortgage-related securities, and asset-backed securities, U.S. Government securities, preferred stock, money market instruments, and other securities that may have conversion or purchase rights. It is contemplated that most of the Portfolio's common stock investments will be made in securities listed on a U.S. stock exchange, and the Portfolio may invest in various foreign securities if U.S. exchange-listed.

  ASSET ALLOCATION. Under normal circumstances, the Portfolio Manager expects that approximately 60% of the Portfolio's assets will be invested in equities and approximately 40% in fixed income securities. However, these amounts may vary in that the Portfolio Manager may allocate the Portfolio's investments between these asset classes in a manner consistent with the Portfolio's investment objective and current market conditions. Using a variety of analytical tools, the Portfolio Manager assesses the relative attractiveness of each asset class and determines an allocation between them believed to be optimal. The Portfolio Manager then selects securities in each asset class based on fundamental research and quantitative analysis.

  OTHER TECHNIQUES. In pursuing its investment objective, the Portfolio may purchase and sell put and call options on securities and stock indexes. In addition, the Portfolio may purchase or sell interest rate and stock index futures contracts and options thereon. These investment techniques may involve a greater degree or different type of risk than those inherent in more conservative investment approaches. See "Securities and Investment Techniques" below and in the Statement of Additional Information for a description of these techniques and their attendant risks.

EQUITY PORTFOLIO

  THE EQUITY PORTFOLIO OFFERS ITS SHARES ONLY TO SEPARATE ACCOUNTS OF PACIFIC MUTUAL AND PACIFIC CORINTHIAN TO SERVE AS AN INVESTMENT MEDIUM FOR VARIABLE ANNUITY CONTRACTS. THE PORTFOLIO IS NOT AVAILABLE FOR VARIABLE LIFE INSURANCE POLICIES.

  INVESTMENT OBJECTIVE. The primary investment objective of the Equity Portfolio is capital appreciation. Current income is of secondary importance.

  INVESTMENT POLICIES. The Portfolio seeks to achieve this objective by investing primarily in common stocks, or securities convertible into or exchangeable for common stocks (such as convertible preferred stocks, convertible debentures, or warrants), which are believed by the Portfolio Manager to have above-average market appreciation potential.

  Except when in a temporary defensive investment position, the Portfolio intends to maintain at least 65% of its assets invested in common stocks or securities convertible or exchangeable for common stocks. The Equity Portfolio also may invest in U.S. Government securities, corporate bonds, money market instruments, enter into repurchase agreements, and for temporary defensive purposes, increase its investment in these securities up to 100% of its assets. The Equity Portfolio may lend its portfolio securities and enter into "short sales against the box." (See "Short Sales Against the Box" in the Statement of Additional Information). Corporate bonds purchased by the Portfolio must be rated at the time of purchase Aa or better by Moody's or AA or better by S&P, and commercial paper must be rated at the time of purchase Prime-1 by Moody's or A-1 by S&P or, if not so rated, must have been issued by a corporation with corporate bonds outstanding which meet the standards set forth above.

  OTHER TECHNIQUES. The Equity Portfolio may sell exchange-listed call options ("calls") if the calls are "covered" throughout the life of the option and may purchase a call on securities only to effect a "closing purchase transaction".

BOND AND INCOME PORTFOLIO

  THE BOND AND INCOME PORTFOLIO OFFERS ITS SHARES ONLY TO SEPARATE ACCOUNTS OF PACIFIC MUTUAL AND PACIFIC CORINTHIAN TO SERVE AS AN INVESTMENT MEDIUM FOR VARIABLE ANNUITY CONTRACTS. THE PORTFOLIO IS NOT AVAILABLE FOR VARIABLE LIFE INSURANCE POLICIES.

  INVESTMENT OBJECTIVE. Provide as high a level of current income as is consistent with prudent investment management and preservation of capital.

  INVESTMENT POLICIES. The Portfolio may invest in any of the following securities: corporate bonds which are rated Baa or better by Moody's or BBB or better by S&P; U.S. Government securities; commercial paper rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P or, if not rated by Moody's or S&P, issued by a corporation having an outstanding debt issue rated Aa or better by Moody's or AA or better by S&P; negotiable bank certificates of deposit or banker's acceptances issued by domestic banks (but not their foreign branches) having, together with branches or subsidiaries, total assets in excess of $2 billion; high dividend-paying common stocks; and warrants. Securities rated Baa by Moody's are described by it as having speculative characteristics and, according to S&P, fixed income securities rated BBB normally exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal.

  Except when in a temporary defensive investment position, the Portfolio intends to maintain at least 65% of its assets invested in bonds. The Portfolio may also invest in U.S. Government securities, and money market instruments, and may enter into repurchase agreements, and for temporary defensive purposes, may increase its investment in these securities.

  OTHER TECHNIQUES. The Bond and Income Portfolio may enter into reverse repurchase agreements, and lend its portfolio securities, in each case in accordance with the description of those techniques (and subject to the same risks) set forth in this Prospectus and in the Statement of Additional Information.

EQUITY INDEX PORTFOLIO

  INVESTMENT OBJECTIVE. Provide investment results that correspond to the total return performance of common stocks that are publicly traded in the United States.

  INVESTMENT POLICIES. The Portfolio attempts to achieve its objective by investing in stocks included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500" or the "Index"). The Portfolio attempts to replicate the investment results of the S&P 500, while minimizing transactional costs and other expenses. The Portfolio will purchase the common stock of those companies included in the S&P 500, which the Portfolio Manager believes, based on statistical data, will represent the industry diversification of the entire S&P
500. The Portfolio will be managed to attempt to minimize the degree to which the investment results of the Portfolio (before taking into account the Portfolio's expenses) differ from the results of the Index ("tracking error"). The Portfolio will incur expenses not reflected in the investment results of the Index, including advisory and administrative fees and transactional and other expenses. The degree to which the Portfolio correlates with the Index will depend upon the size and cash flow of the Portfolio, the liquidity of the securities represented in the Index, and the Portfolio's expenses, among other factors. There is no fixed number of component stocks in which the Portfolio will invest. However, it is anticipated that under normal circumstances the Portfolio will hold between 200 and 450 of the stocks listed in the S&P 500.

  The composition of the portfolio securities may be rebalanced by the Portfolio Manager at such times as it deems advisable in order to minimize tracking error. No attempt, however, is made to "manage" the Portfolio in the traditional sense, such as by using economic, financial, and market analysis, nor will the adverse financial situation of a company directly result in its elimination from the Portfolio unless, of course, the company is removed from the Index. From time to time, administrative adjustments may be made in the Portfolio because of mergers, changes in the composition of the Index, and similar reasons, but such changes should be infrequent and the attendant costs minimized. Thus, portfolio turnover is expected to be lower than that of most other investment company portfolios investing in common stock. As a consequence, brokerage costs are expected to be relatively low. Due to tracking error, transactional costs, and other expenses, the return on the Portfolio likely will be lower than the return on the S&P 500.

  OTHER TECHNIQUES. The Portfolio may purchase and sell stock index futures, purchase options on stock indexes, and purchase options on stock index futures that are based on stock indexes which the Portfolio attempts to track or which tend to move together with stocks included in the index. The Portfolio may use these techniques as an adjunct to its securities activities or to hedge against changes in securities prices. See "Options" below and "Futures Contracts and Futures Options" below.

  The Portfolio may invest in foreign equity securities if U.S. exchange listed to the extent included in the S&P 500. The Portfolio may temporarily invest cash balances, maintained for liquidity purposes or pending investment, in short-term high quality debt instruments, including commercial paper, bank obligations, and U.S. Government securities. Temporary investments will not be made for defensive purposes in the event of or in anticipation of a general decline in the market price of stocks in which the Portfolio invests. A defensive investment posture is precluded by the investment objective to provide investment results that correspond to the total return performance of common stocks that are publicly traded in the United States; accordingly, investors in the Portfolio bear the risk of general declines in stock prices in the stock markets.

  ABOUT THE S&P 500: The S&P 500 is a capitalization-weighted index, based on the relative market capitalization of 500 different companies selected by S&P, including companies in the industrial, utility, financial, and transportation industry sectors. The weightings of stocks in the Index are based on each component stock's relative total market value, that is, its market price per share multiplied by the number of common shares outstanding for that company. S&P may, from time to time, adjust the composition of common stocks in the Index. Inclusion of a stock in the S&P 500 in no way implies an opinion by S&P as to its attractiveness as an investment; nor is S&P a sponsor or in any way affiliated with the Portfolio, the Fund, the Adviser, or the Portfolio Manager.

  The Fund reserves the right to change the index whose performance the Portfolio will attempt to replicate or for the Portfolio to seek its investment objective by means other than attempting to replicate an index, such as by operating the Portfolio as a managed fund, and reserves the right to do so without seeking shareholder approval, but only if operating the Portfolio as described above is not permitted under applicable law for an investment company that serves as an investment medium for variable insurance contracts, or otherwise involves substantial legal risk. See "What is the Federal Income Tax Status of the Fund" below.

INTERNATIONAL PORTFOLIO

  INVESTMENT OBJECTIVE. Seek long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries other than the United States. Current income from dividends and interest will not be an important consideration.

  INVESTMENT POLICIES. Other than when in a defensive posture, at least 70% of the Portfolio's assets will consist of corporate securities, primarily common stock and, to a lesser extent, securities convertible into common stock. The Portfolio may, however, for defensive purposes as described below, invest in non-convertible fixed income securities denominated in currencies of foreign countries and in United States dollars.

  The Portfolio will attempt to maximize opportunity and reduce risk by investing in a diversified portfolio of companies in different stages of development. Portfolio companies will range from large, well established companies to medium-sized companies and smaller, less seasoned companies in an earlier stage of development.

  The allocation of the Portfolio's assets among the various securities markets in the different countries will be determined by the Portfolio Manager. In making the allocation of assets among the securities markets, the Portfolio Manager may consider such factors as technological developments in the various countries, the condition and growth potential for the various economies and securities markets, currency and taxation considerations, and other pertinent financial, social, national, and political factors. Some of these countries can be considered "emerging market countries," which generally refers to countries whose economies are less developed or mature than economies in other countries or whose markets are undergoing a process of development. Under certain adverse investment conditions, the Portfolio may restrict the securities markets in which its assets will be invested, and may increase the proportion of assets invested in United States Government and money market securities.

  The Portfolio reserves the right as a defensive measure to invest in nonconvertible fixed income securities denominated in currencies of foreign countries and in United States dollars. (For this purpose, investments made for defensive purposes will be maintained only during periods in which Templeton determines that economic or financial conditions are adverse for holding equity securities of corporate issuers.) Securities held for defensive purposes, which include non-convertible preferred stock, debt securities, government securities issued by United States and foreign countries, and money market securities, may be held in such proportions as, in the opinion of the Portfolio Manager, prevailing market or economic conditions warrant. The Portfolio may invest up to 5% of its assets, measured at the time of investment, in debt securities that are rated below investment grade, or if not rated, of equivalent quality. See "High Yield Bonds."

  The Portfolio may also hold cash (in United States dollars or foreign currencies) or short-term securities denominated in such currencies to provide for redemptions; it is not expected that such reserve for redemptions will exceed 10% of the Portfolio's assets. Money market securities which may be held for defensive purposes, or to provide for redemptions, include short-term corporate or U.S. Government obligations and bank certificates of deposit.

  The Portfolio is subject to guidelines for diversification of foreign security investments that prescribe the minimum number of countries in which the Portfolio's assets may be invested. These guidelines are discussed under "Foreign Securities." The Portfolio may not invest in securities that are subject to restrictions on resale, or which are not otherwise readily marketable, if, as a result, more than 5% of its total assets would be invested in such securities.

  OTHER TECHNIQUES. The Portfolio may enter into repurchase agreements and may lend its securities to brokers, dealers, and other financial institutions to earn income. The Portfolio may purchase and sell financial futures contracts, stock index futures contracts, and foreign currency futures contracts and options on such futures contracts. See "Futures Contracts and Futures Options."

  RISKS OF FOREIGN INVESTMENT. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks include exposure to foreign currencies and fluctuations in such currencies and political, economic, regulatory, and operational factors associated with exposure to foreign countries. Investment in emerging market countries presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. See "Foreign Securities" below and in the Statement of Additional Information for a discussion of some of the risks associated with foreign investment.

  The United States Government has, from time to time in the past, imposed restrictions, through taxation and otherwise, on foreign investments by United States investors such as the Portfolio. If such restrictions should be reinstituted, it might become necessary for the Portfolio to invest all, or substantially all, of its assets in United States short-term securities. In such event, the Portfolio would review its investment objective and investment policies to determine whether changes are appropriate.

  CURRENCY TECHNIQUES. The Portfolio may engage in foreign currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates. The Portfolio may enter into forward currency contracts. The Portfolio may also purchase and write put and call options on foreign currencies. The use of these techniques is discretionary with the Portfolio Manager, and there is no commitment to use them. See "Securities and Investment Techniques" below and in the Statement of Additional Information for a description of these techniques and their attendant risks.

ALL PORTFOLIOS: DIVERSIFICATION AND CHANGES IN POLICIES

  Each of the Portfolios is diversified, so that with respect to 75% of the assets of each Portfolio, it may not invest more than 5% of its assets (taken at market value at the time of investment) in securities of any one issuer, except that this restriction does not apply to U.S. Government securities.

  The investment policies for any of the Portfolios may be changed by the Fund's Board of Trustees. The investment objective of each Portfolio, as described in the previous section, is considered "fundamental." In addition, the Portfolios are subject to investment restrictions that are described in the Statement of Additional Information. Some of those investment restrictions, including the diversified status of each Portfolio, are also designated as "fundamental." These fundamental investment objectives and investment restrictions require a vote of a majority of the shareholders of a Portfolio to be changed.

                      SECURITIES AND INVESTMENT TECHNIQUES

  This section describes certain securities and investment techniques that may be used by the Portfolios and the potential risks associated with these securities and investment techniques. For more detailed information on these investment techniques, see the Statement of Additional Information. The Statement of Additional Information also contains information on other types of securities in which a Portfolio may invest, including U.S. Government securities, debt securities generally, variable and floating rate securities, repurchase agreements, reverse repurchase agreements, lending portfolio securities, firm commitment agreements and when-issued securities, and warrants.

MORTGAGE-RELATED SECURITIES

  APPLICABLE PORTFOLIOS: High Yield Bond, Managed Bond, Government Securities, Growth LT, Multi-Strategy, Equity, and Bond and Income Portfolios. The Government Securities, Growth LT, and Multi-Strategy Portfolios may invest only in high-quality, mortgage-related (or other asset-backed) securities either (i) issued by United States Government sponsored corporations (currently GNMA, FHLMC, FNMA) or (ii) rated Aa or better by Moody's or AA or better by S&P or, if not rated, determined to be of equivalent investment quality. The Equity Portfolio and Bond and Income Portfolio may only invest in mortgage-related securities that are obligations of, or guaranteed by, the U.S. Government, its agencies, or instrumentalities.

  Mortgage-related securities include mortgage pass-through securities, which are securities under which payments of both interest and principal from an underlying pool of mortgages are made periodically, in effect "passing through" payments made by the individual borrowers on the mortgage loans. Timely payment of principal and interest on mortgage backed securities known as "GNMAs", which are guaranteed by the Government National Mortgage Association, is guaranteed by the full faith and credit of the U.S. Government. Some mortgage related securities are not backed by the full faith and credit of the U.S. Government, but are guaranteed by agencies or instrumentalities of the U.S. Government such as the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC").

  Other mortgage-related securities are issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks, and securities broker-dealers (or affiliates) and are called collateralized mortgage obligations ("CMOs"). CMOs are fully collateralized directly or indirectly by a pool of mortgages, and in some instances by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. Payments are passed through to the holders, although not necessarily on a pro rata basis, on the same schedule as they are received. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, generally are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired.

  The Managed Bond, Government Securities, and Multi-Strategy Portfolios may also invest in stripped mortgage-backed securities and CMO residuals. Stripped mortgage-backed securities are usually structured with two classes. One class will receive all of the interest (the interest-only class, or "IO"), whereas the other class will receive all of the principal (the principal-only class or "PO").

  RISKS OF MORTGAGE-RELATED SECURITIES. Although mortgage loans underlying a mortgage-related security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because (1) the mortgages will be subject to normal principal amortization, and
(2) may be prepaid prior to maturity due to the sale of the underlying property, the refinancing of the loan, or foreclosure. Early repayment may expose a Portfolio to a lower rate of return upon reinvestment of the principal. Prepayment rates vary widely and cannot be accurately predicted. They may be affected by changes in market interest rates. Therefore, prepayments will be reinvested at rates that are available upon receipt, which likely will be higher or lower than the original yield on the certificates. Accordingly, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary from the designated maturity and yield on the original security based upon the prepayment experience of the underlying pool of mortgages.

  Stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the IO class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Portfolio could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.

  OTHER ASSET-BACKED SECURITIES. The High Yield Bond, Managed Bond, Growth LT and Multi-Strategy Portfolios may purchase other asset-backed securities which are backed by particular assets such as automobile loans, installment sales contracts, home equity loans, computer and other leases, credit card receivables, or other assets. As in the case of mortgage-related securities, those asset-backed securities are subject to prepayment risk, which will alter an instrument's maturity and yield. Other risks relate to the nature of the underlying collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of consumer credit laws, many of which can result in reductions in outstanding balances. Additionally, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

HIGH YIELD BONDS

  APPLICABLE PORTFOLIOS. High Yield Bond, Managed Bond (up to 10% of its assets), Growth LT (up to 10% of its assets), and International Portfolios (up to 5% of its assets).

  Generally, high yield/high risk debt securities are those rated lower than Baa or BBB, or, if not rated by Moody's or S&P, of equivalent quality (although the Managed Bond Portfolio may not invest in securities rated lower than B) and which are commonly referred to as "junk bonds". Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk.

  In general, high yield bonds are not considered to be investment grade. They are regarded as predominately speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices. In the case of high yield bonds structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

  The secondary market in which high yield bonds are traded is generally less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Portfolio could sell a high yield bond, and could adversely affect the daily net asset value of the Portfolio's shares. At times of less liquidity, it may be more difficult to value the high yield bonds because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

SMALL CAPITALIZATION STOCKS

  APPLICABLE PORTFOLIOS. Growth LT, Equity Portfolios, and to a lesser degree, Equity Income and Multi-Strategy Portfolios.

  Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a major securities exchange. As a result, the disposition by a Portfolio of securities to meet redemptions or otherwise may require the Portfolio to sell these securities at a discount from market prices or during a period when such disposition is not desirable or to make many small sales over a lengthy period of time.

BORROWING

  APPLICABLE PORTFOLIOS. All Portfolios.

  Though not an ordinary practice, each Portfolio may borrow money to help meet redemptions or for other purposes. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Portfolio, and money borrowed will be subject to interest costs. For information on limits on the ability of any Portfolio to borrow, see the Statement of Additional Information.

ILLIQUID AND RESTRICTED SECURITIES

  APPLICABLE PORTFOLIOS: All Portfolios may acquire illiquid securities. The Money Market, High Yield Bond, Growth LT, Equity Income, Multi-Strategy, Equity, and Bond and Income Portfolios may acquire restricted securities and the International Portfolio may invest up to 5% of its assets in restricted securities.

  A Portfolio may invest in an illiquid or restricted security if the Portfolio Manager believes that it presents an attractive investment opportunity. Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when a Portfolio Manager might wish to sell, and these securities could have the effect of decreasing the overall level of a Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Portfolio could realize upon disposition.

  Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under the Fund's procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets. A Portfolio may not invest more than 15%, (10% for the Money Market Portfolio), of its total assets in illiquid securities, measured at the time of investment.

PRECIOUS METALS-RELATED SECURITIES

  APPLICABLE PORTFOLIOS. Equity Portfolio, and possibly other Portfolios that invest in equity securities.

  Precious-metals-related securities are considered equity securities of U.S. and foreign companies involved in the exploration, mining, development, production, or distribution of gold or other natural resources, including minerals and metals such as copper, aluminum, silver, platinum, uranium, strategic metals, diamonds, coal, oil, and phosphates.

  The value of these securities may be affected by worldwide financial and political factors, and prices may fluctuate sharply over short time periods. For example, precious metals securities may be affected by changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, governmental restrictions on the private ownership of certain precious metals or minerals and other factors. For a more extensive discussion of the risks of investing in foreign securities, see the discussion in "Foreign Securities" below.

FOREIGN SECURITIES

  APPLICABLE PORTFOLIOS: International Portfolio--invests primarily in equity securities of foreign issuers and may invest in debt securities of foreign issuers; Growth LT Portfolio--may invest up to 25% of its assets in foreign securities denominated in a foreign currency; Growth LT, Equity Income, Multi-Strategy, and Equity Index Portfolios--may invest in equity securities of foreign issuers if U.S. exchange listed or included in the S&P 500; Managed Bond and Government Securities Portfolios--may invest up to 10% of their assets in foreign debt securities denominated in a foreign currency; Money Market, High Yield Bond, Managed Bond, Government Securities, Growth LT, Multi-Strategy, and International Portfolios--may invest in fixed income securities, including money market instruments and bank obligations of foreign issuers, including corporate, foreign governmental, and international agency issuers, that are denominated in U.S. dollars. All Portfolios may purchase American Depositary Receipts (ADRs), which are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States. The Growth LT and International Portfolios may invest in European Depositary Receipts (EDRs), which are receipts issued in Europe, typically by banking institutions in London or Brussels, which evidence a similar ownership arrangement, and are designed for use in European securities markets, and Global Depositary Receipts (GDRs), which are similar to ADRs, but are issued and traded in several international financial markets, as well as other types of receipts of shares evidencing ownership of the underlying foreign securities.

  Most foreign securities are denominated in foreign currencies and investment in foreign securities involves exposure to currency fluctuations. Transactions in most foreign securities are conducted in foreign currencies, so that a Portfolio's assets must be exchanged for another currency each time a security is bought or sold or a dividend is paid. Similarly, share price quotations and total return information reflect conversion into U.S. dollars. Fluctuations in foreign exchange rates can significantly increase or decrease the U.S. dollar value of a foreign investment, which will enhance or diminish the return of a foreign security in its own currency.

  Investing in the securities of foreign issuers involves other special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation, nationalization or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability that could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. In many countries, there is less publicly available information about issuers than is available in reports about companies in the United States. It may be more difficult to obtain and enforce judgments against foreign entities. Additionally, income (including interest and dividends) derived from foreign securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility and less liquidity. These risks are intensified with respect to investments in emerging market countries. In addition, a number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Emerging markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell a security, could result in possible liability of the Fund to the purchaser. Investment in foreign securities also involves the risk of possible losses through the holding of securities in custodian banks and securities depositories in foreign countries. For a description of the Fund's custody arrangements for foreign securities, see "Foreign Securities" in the Statement of Additional Information.

  DIVERSIFICATION. Each Portfolio that invests in foreign securities is subject to guidelines for diversification of foreign security investments that are imposed by California insurance authorities. Under these guidelines, foreign investments must be allocated to at least five countries if at least 80% of a Portfolio's net assets is invested in foreign issuers. A Portfolio may not invest more than 20% of its net assets in any one country, except that a Portfolio may invest up to 35% of its net assets in issuers domiciled or primarily traded in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom, or Germany. A Portfolio is not subject to any limit upon investment in issuers domiciled or primarily traded in the United States. The California diversification guidelines are more fully described in the Statement of Additional Information.

FORWARD FOREIGN CURRENCY CONTRACTS

  APPLICABLE PORTFOLIOS: Managed Bond, Government Securities, Growth LT, Multi-Strategy, and International Portfolios.

  A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date at a price set at the time of the contract. A Portfolio could engage in a forward currency transaction in anticipation of or to protect itself against fluctuations in currency exchange rates. Although forward contracts typically will involve the purchase or sale of a foreign currency against the dollar, a Portfolio also may purchase or sell one foreign currency forward against another foreign currency. There are certain markets where it is not possible to engage in effective foreign currency hedging. This may be true, for example, for the currencies of various Latin American countries in which the foreign exchange markets are not sufficiently developed to permit hedging activity to take place.

  A Portfolio's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency to "lock in" the U.S. dollar price of a security purchased or sold by a Portfolio. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated in a foreign currency. A Portfolio will not speculate in forward foreign exchange.

  Employing hedging strategies with forward currency contracts does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Forward contracts involve some transactional expense for a Portfolio. Although forward contracts will be used primarily to protect a Portfolio from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted and a Portfolio's total return could be adversely affected as a result. For a more extensive description of this investment technique see "Foreign Currency Transactions" in the Statement of Additional Information.

OPTIONS

  APPLICABLE PORTFOLIOS: The High Yield Bond, Managed Bond, Government Securities, Growth LT, Equity Income, and Multi-Strategy Portfolios may purchase put and call options on securities in pursuing their investment objectives. The High Yield Bond, Managed Bond, Government Securities, Growth LT, Equity Income, and Multi-Strategy Portfolios may sell (write) covered call and secured put options. The Growth LT, Equity Income, Multi-Strategy, and Equity Index Portfolios may purchase put and call options on securities indexes that are exchange traded to protect against price movements in the stock market generally (or in particular segments of the market) rather than in individual stocks. The Equity Portfolio may write covered call options that are traded on a national securities exchange with respect to securities comprising 25% of its aggregate net assets, taken at market value at the time the option is written. For a description of these techniques, see the Statement of Additional Information.

  RISKS OF OPTIONS TRANSACTIONS. The purchase and selling (writing) of options involves certain risks. During the option period, the covered call writer has given up the opportunity to profit from a price increase in the underlying securities above the exercise price. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. If a put or call option purchased by a Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Portfolio will lose its entire investment in the option. Also, where a put or call option is purchased to hedge against price movements in a particular security or market, the price of the put or call option may move more or less than the price of the related security or index. In this regard, index options can never be a perfect hedge against the overall risk of a stock position except where the stock position and the index are composed of exactly the same stocks, in the same proportions. There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Portfolio may be unable to close out a position.

FOREIGN CURRENCY OPTIONS

  APPLICABLE PORTFOLIOS: Growth LT and International Portfolios.

  Options on foreign currencies may be purchased or written as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which a Portfolio's securities may be denominated. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Portfolio to reduce foreign currency risk using such options. Over-the-counter options may be negotiated, but they generally do not have as much market liquidity as exchange-traded options. Employing hedging strategies with options on currencies does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the U.S. dollar (or other hedged currency). A Portfolio will not speculate in options on foreign currencies.

  There is no assurance that a liquid secondary market will exist for any particular foreign currency option, or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If a Portfolio cannot close out an option which it holds, it would have to exercise its option in order to realize any profit and would incur transactional costs on the sale of the underlying assets.

SPREAD TRANSACTIONS

  APPLICABLE PORTFOLIOS: High Yield Bond Portfolio.

  The High Yield Bond Portfolio may purchase and sell covered spread options to securities dealers. Covered spread options are not presently exchange listed or traded. The purchase of a spread option gives the Portfolio the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Portfolio does not own, but which is used as a benchmark. The purchase of spread options will be used to protect the Portfolio against adverse changes in the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

  The risk of loss on a spread transaction includes the premium and any transaction costs paid by the Portfolio to obtain the option. There is no assurance that closing transactions will be available. For more information see the discussion of Spread Transactions in the "Securities and Investment Techniques" in the Statement of Additional Information.

FUTURES CONTRACTS AND FUTURES OPTIONS

  APPLICABLE PORTFOLIOS: The High Yield Bond, Managed Bond, Government Securities, Growth LT, Multi-Strategy and International Portfolios may invest in interest rate futures contracts and options thereon. The Growth LT, Equity Income, Multi-Strategy, Equity Index and International Portfolios may invest in stock index futures contracts and options thereon. The High Yield Bond, Managed Bond, Government Securities, Growth LT, and Multi-Strategy Portfolios may purchase and write call and put options on interest rate futures contracts, and the Growth LT, Equity Income, Multi-Strategy, and Equity Index Portfolios may purchase call and put options on stock index futures ("futures options"). The Growth LT and International Portfolios may invest in foreign currency futures contracts and may purchase and write options thereon.

 USE OF FUTURES. These investments may be made for bona fide hedging purposes and as an adjunct to a Portfolio's securities activities. A Portfolio is required to collateralize or cover a futures transaction or futures option so that the position will be unleveraged. For a general description of these futures contracts and options thereon, including information on margin requirements, see the Statement of Additional Information.

  RISKS OF FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures and futures options. While a Portfolio's hedging transactions may protect the Portfolio against adverse movements in the general level of interest rates or stock or currency prices, such transactions could also preclude the opportunity to benefit from favorable movements in the level of interest rates or stock or currency prices. A hedging transaction may not correlate perfectly with price movements in the assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Portfolio and/or the hedging vehicle, so that the Portfolio's return might have been better had hedging not been attempted.

  There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and lack a deep secondary market. Lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position and the Portfolio would remain obligated to meet margin requirements until the position is closed.

  A Portfolio other than the Growth LT and International Portfolios will only enter into futures contracts or futures options which are standardized and traded on a U.S. exchange or board of trade, or, in the case of futures options, for which an established over-the-counter market exists. Each Portfolio is subject to limitations on the amount that may be invested in futures and futures options transactions for purposes other than bona fide hedging, under which initial margin deposits for futures contracts and premiums paid for futures options may not exceed 5% of a Portfolio's total assets (net of amounts that are "in the money").

  FOREIGN FUTURES. The Growth LT and International Portfolios may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the United States. Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission ("CFTC"). Foreign exchanges generally are principal markets so that no common clearing facility exists, and a Portfolio might be able to look only to the broker for performance of the contract. Amounts received for foreign futures or foreign options transactions may not be provided the same protection as funds received in respect of transactions on United States futures exchanges. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by U.S. law and regulation, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In addition, any profits that a Portfolio might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges or boards of trade and those that are not.

  The Fund reserves the right to engage in other types of futures transactions in the future.

                    ORGANIZATION AND MANAGEMENT OF THE FUND

  HOW IS THE FUND ORGANIZED? The Fund was organized as a Massachusetts business trust on May 4, 1987, and currently consists of eleven separate Portfolios. The assets of each Portfolio are segregated, and your interest is limited to the Portfolio to which proceeds from your Variable Contract's Accumulated Value is allocated.

  WHO OVERSEES THE BUSINESS OF THE FUND? The business and affairs of the Fund are managed under the direction of the Board of Trustees under the Fund's Agreement and Declaration of Trust. The Trustees are Thomas C. Sutton, Richard
L. Nelson, Lyman W. Porter, and Alan Richards. Mr. Sutton is also the Chief Executive Officer of Pacific Mutual. Messrs. Nelson, Porter, and Richards are independent trustees. See the Statement of Additional Information under the heading "Management of the Fund."

  WHO IS THE FUND'S INVESTMENT ADVISER? Pacific Mutual Life Insurance Company. Pacific Mutual's relationship with the Fund is governed by an Investment Advisory Agreement. Under this agreement, Pacific Mutual, subject to the supervision of the Fund's Board of Trustees, administers the affairs of the Fund and supervises the investment program for the Fund's Portfolios.

  MORE ABOUT PACIFIC MUTUAL. Pacific Mutual is a mutual life insurance company that was organized under the laws of the State of California and was authorized to conduct business as a life insurance company on January 2, 1868. Its address is 700 Newport Center Drive, Post Office Box 9000, Newport Beach, California 92660. Pacific Mutual offers a complete line of life insurance policies and annuity contracts, as well as financial and retirement contracts. As of the end of 1994, Pacific Mutual had over $38.3 billion of individual life insurance in force and total assets of approximately $14.7 billion. Together with its subsidiaries and affiliated enterprises, Pacific Mutual had total assets and funds under management of over $91.1 billion. Pacific Mutual also provides investment advisory services to the Money Market Fund of PIMCO Advisors Institutional Trust, and has had extensive investment advisory experience in managing its general account and pension and other accounts.

  DOES PACIFIC MUTUAL MANAGE ANY OF THE PORTFOLIOS DIRECTLY? Pacific Mutual directly manages both the High Yield Bond and the Money Market Portfolios.

  Mr. Larry J. Card, Executive Vice President, Securities, of Pacific Mutual, has primary responsibility for investment management of the Money Market Portfolio, as well as various other accounts of Pacific

Mutual. Mr. Card joined Pacific Mutual in 1972 and holds a Bachelor of Science Degree from Northern State College and an MBA Degree from Harvard University. He is a Chartered Financial Analyst. Mr. Raymond J. Lee has portfolio management responsibilities for the High Yield Bond Portfolio, and also is in charge of all publicly traded bonds and has responsibility for portfolio management of pension assets for Pacific Mutual. Mr. Lee is Senior Vice President, Portfolio Manager, of Pacific Mutual, and joined Pacific Mutual in 1976 after completing his MBA in Finance from the Wharton School of the University of Pennsylvania. Mr. Lee received his bachelor's degree in Economics from UCLA. He is a member of the Los Angeles Society of Financial Analysts. Mr. Simon T. Lee, Assistant Vice President, Securities, of Pacific Mutual, shares portfolio management responsibilities for the High Yield Bond Portfolio and has responsibility for portfolio management of Pacific Mutual's high yield and convertible bond assets. Mr. Lee joined Pacific Mutual in 1985. He holds a bachelor's degree in Business Administration and an MBA from Loyola Marymount University. He is a Chartered Financial Analyst.

  Pacific Mutual and the Fund employ other investment advisory firms as Portfolio Managers for nine of the Fund's eleven Portfolios.

  WHO IS THE PORTFOLIO MANAGER FOR THE MANAGED BOND AND GOVERNMENT SECURITIES PORTFOLIOS? Pacific Investment Management Company ("PIMCO"). PIMCO is an investment management firm organized as a general partnership.

  PIMCO is the successor investment adviser to the former Pacific Investment Management Company, which was an indirect wholly-owned subsidiary of Pacific Mutual that commenced operations in 1971. PIMCO has two partners, PIMCO Advisors L.P. as the supervisory partner, and PIMCO Management, Inc. as the managing partner. PIMCO is a subsidiary partnership of PIMCO Advisors L.P. a Delaware limited partnership organized in 1987. PIMCO Advisors L.P. succeeded to the investment advisory and other business of PIMCO and other former investment advisory subsidiaries of Pacific Mutual as a result of a consolidation of PIMCO and other businesses with Thomson Advisory Group L.P., the former name for PIMCO Advisors L.P., which closed in November, 1994. A portion of the units of the limited partner interests in PIMCO Advisors L.P. is traded publicly on the New York Stock Exchange. The general partner of PIMCO Advisors L.P. is PIMCO Partners, G.P. Pacific Mutual and its subsidiaries and affiliates hold a substantial interest in PIMCO Advisors L.P. through direct or indirect ownership of its outstanding units, and indirectly hold a majority interest in PIMCO Partners G.P., with a remainder held indirectly by a group comprised of the Managing Directors of PIMCO. PIMCO Advisors L.P. is governed by an Operating Board and an Equity Board, which exercise substantially all of the governance powers of the general partner and serves as the functional equivalent of a board of directors.

  PIMCO had approximately $56.9 billion assets under management as of year-end 1994. PIMCO also provides investment advisory services to PIMCO Funds and several other mutual fund portfolios and to private accounts for pension and profit sharing plans. PIMCO's address is 840 Newport Center Drive, Suite 360, Newport Beach, California 92660.

  WHO AT PIMCO MANAGES THE MANAGED BOND AND GOVERNMENT SECURITIES
PORTFOLIOS? Mr. John L. Hague, Managing Director and senior member of PIMCO, has primary responsibility for investment management of the Managed Bond and Government Securities Portfolios as well as various other accounts of PIMCO. Mr. Hague joined Pacific Investment Management Company in 1987. During his 14 years of investment experience, he was associated with Salomon Brothers, Inc. specializing in international fixed income products and mortgage securities and Morgan Guaranty in credit research. Mr. Hague holds a bachelor's degree in Economic Analysis from Bowdoin College and an MBA in Finance from Stanford University.

  WHO IS THE PORTFOLIO MANAGER FOR THE GROWTH LT PORTFOLIO? Janus Capital Corporation ("Janus"). Kansas City Southern Industries, Inc. owns approximately 83% of the outstanding voting stock of Janus. Janus' address is 100 Fillmore Street, Suite 300, Denver, Colorado 80206-4923. Janus currently serves as investment adviser or subadviser to the Janus Funds, as well as other mutual funds and individual, corporate, charitable, and retirement accounts.

  WHO AT JANUS MANAGES THE GROWTH LT PORTFOLIO? Warren B. Lammert, III, Vice President of Janus, is primarily responsible for the day-to-day management and implementation of Janus' investment strategy for the Growth LT Portfolio. Mr. Lammert is portfolio manager and Executive Vice President of Janus Mercury Fund and Janus Venture Fund, Executive Vice President of Janus Investment Fund, and has been the portfolio manager of various growth oriented accounts since 1991. He joined Janus as a securities analyst in 1987, taking an educational sabbatical from 1988 to 1989. He received his undergraduate degree in economics from Yale University and received his M.S. in economic history (with distinction) from the London School of Economics, London, England. Mr. Lammert is a Chartered Financial Analyst.

  WHO IS THE PORTFOLIO MANAGER FOR THE EQUITY INCOME AND MULTI-STRATEGY PORTFOLIOS? J.P. Morgan Investment Management Inc. ("J.P. Morgan Investment"), a wholly-owned subsidiary of J.P. Morgan & Co. J.P. Morgan Investment's address is 522 Fifth Avenue, New York, New York 10036. J.P. Morgan Investment is an investment manager for corporate, public, and union employee benefit funds, foundations, endowments, insurance companies, government agencies and the accounts of other institutional investors. Capital Guardian served as portfolio manager to the Equity Income and Multi-Strategy Portfolios from their commencement of operations in 1988 through December 31, 1993.

  WHO AT J.P. MORGAN INVESTMENT MANAGES THE EQUITY INCOME AND MULTI-STRATEGY PORTFOLIOS? Lisa J. Waller and William G. Tennille are primarily responsible for the day-to-day management and implementation of J.P. Morgan Investment's process for the Multi-Strategy Portfolio, and Ms. Waller is primarily responsible for the Equity Income Portfolio. Lisa J. Waller, Vice President, is a portfolio manager with responsibility for several pension fund clients. Ms. Waller previously followed the aerospace and multi-industry sectors before becoming head of Small Capitalization Research. She joined Morgan in 1982 upon graduation from the University of Wisconsin where she earned undergraduate and graduate degrees. Ms. Waller is a Chartered Financial Analyst. William G. Tennille, Vice President, is a portfolio manager for separately managed and commingled funds with an emphasis in mortgage securities and derivatives. Prior to joining Morgan in 1992, he managed the investment portfolios of Manufacturers Hanover Trust, Deposit Guaranty Bank, and First Florida Banks. He is a graduate of the University of North Carolina. Mr. Tennille manages 16 accounts at the present time.

  WHO IS THE PORTFOLIO MANAGER FOR THE EQUITY PORTFOLIO AND BOND AND INCOME PORTFOLIO? Greenwich Street Advisors Division of Smith Barney Mutual Funds Management Inc., ("Greenwich Street Advisors"), a wholly-owned subsidiary of Smith Barney Holdings Inc., which in turn is a wholly-owned subsidiary of The Travelers Inc. The Greenwich Street Advisors Division is located at 388 Greenwich Street, 23rd Floor, New York, New York 10013.

  The Greenwich Street Advisors Division and its predecessors have been in the investment counseling business since 1934. Smith Barney Mutual Funds Management Inc. ("SBMFM") and its predecessors have been providing investment-advisory services to mutual funds since 1968. As of December 31, 1994, SBMFM managed approximately $54 billion of mutual fund assets.

  WHO AT GREENWICH STREET ADVISORS MANAGES THE EQUITY PORTFOLIO AND BOND AND INCOME PORTFOLIO? George V. Novello is primarily responsible for the day-to-day management of the Equity Portfolio. Mr. Novello became Managing Director of Smith Barney Inc. in August 1993. He previously held the same position with Shearson or its predecessor firms since 1990. Mr. Novello was a Managing Director and Director of Research for McKinley Allsopp and Gruntal from 1988 through 1990. Mr. Novello received a B.A. from St. John's University. George Mueller is primarily responsible for the day-to-day management of the Bond and Income Portfolio. Mr. Mueller became Director of Smith Barney Inc. in August 1993. He previously held the same position at Shearson or its predecessor firms since 1985. Mr. Mueller holds a B.S. from Duquesne University and a M.B.A. from Pace University.

  WHO IS THE PORTFOLIO MANAGER OF THE EQUITY INDEX PORTFOLIO? Bankers Trust Company ("BTC"), a wholly-owned subsidiary of Bankers Trust New York Corporation. BTC's address is 130 Liberty Street, New York, New York 10006. BTC is a wholly-owned subsidiary of Bankers Trust New York Corporation, the seventh largest bank holding company in the United States. The Global Investment Management Group of BTC, the department directly responsible for the management of the Equity Index Portfolio, as of December 31, 1994, managed assets approximating $159.1 billion. BTC is the investment adviser to 23 other mutual fund portfolios.

  WHO IS THE PORTFOLIO MANAGER OF THE INTERNATIONAL PORTFOLIO? Templeton Investment Counsel, Inc. ("Templeton"), an indirect wholly-owned subsidiary of Templeton Worldwide, Inc., which is in turn a wholly-owned subsidiary of Franklin Resources, Inc. Templeton's address is Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394-3091. Templeton and its affiliates serve as advisers for over 150 registered investment companies. The Templeton organization has been investing globally over the past 52 years and provides investment management and advisory services to a worldwide client base, including approximately 850,000 mutual fund shareholders, foundations and endowments, employee benefit plans and individuals. Franklin Resources, Inc. is engaged in various aspects of the financial services industry through its subsidiaries. Nomura Capital Management, Inc. served as portfolio manager to the International Portfolio from its commencement of operations in 1988 through December 31, 1993.

  WHO AT TEMPLETON MANAGES THE INTERNATIONAL PORTFOLIO? Lauretta A. Reeves, Vice President, Portfolio Management/Research, is primarily responsible for the day-to-day investment management and implementation of Templeton's investment strategy for the International Portfolio. She also is a research analyst covering European and Asian banks, and for other accounts, has research responsibility for the chemical, medical supply and devices sectors, as well as the coverage of the Belgium market. Prior to joining Templeton in 1987, Ms. Reeves was the manager of equity trading for the First Equity Corporation of Florida, a regional investment banking firm. Ms. Reeves holds a bachelor's degree in Business Administration from Florida International University and an MBA in Business Administration from Nova University. Ms. Reeves is a Chartered Financial Analyst. James E. Chaney, Senior Vice President, Portfolio Management/Research, assists in the day-to-day investment management and implementation of Templeton's investment strategy for the International Portfolio. He currently manages several investment company, corporate, and public fund separate accounts. He is also a research analyst whose responsibilities include merchandising, regional banks and environmental companies. Prior to joining Templeton in 1991, Mr. Chaney was a Vice President of International Equities with GE Investments, from 1986 to 1991. Mr. Chaney holds a bachelor's degree in Engineering from the University of Massachusetts-Amherst, an MS in Engineering from Northeastern University and an MBA from Columbia University. Howard J. Leonard, Senior Vice President, Portfolio Management/Research, also assists in the day-to-day investment management and implementation of Templeton's investment strategy for the International Portfolio. He also is a research analyst whose research responsibilities include forest products and money management industries. Prior to joining Templeton in 1989, Mr. Leonard was Director of Investment Research at First Pennsylvania Bank, from 1986 to 1989. Mr. Leonard holds a bachelor's degree in Business Administration from Temple University. Mr. Leonard is a Chartered Financial Analyst.

  HOW MUCH DOES THE FUND PAY FOR THE SERVICES OF PACIFIC MUTUAL AND THE PORTFOLIO MANAGERS? The Fund pays the Adviser for its services under the Investment Advisory Agreement, a fee based on an annual percentage of the average daily net assets of each Portfolio. For the Money Market Portfolio, the Fund pays to the Adviser a fee at an annual rate of .40% of the first $250 million of the average daily net assets of the Portfolio, .35% of the next $250 million of the average daily net assets of the Portfolio, and .30% of the average daily net assets of the Portfolio in excess of $500 million. For the Equity Index Portfolio, the Fund pays .25% of the first $100 million of the average daily net assets of the Portfolio, .20% of the next $100 million of the average daily net assets of the Portfolio, and .15% of the average daily net assets of the Portfolio in excess of $200 million. For the Managed Bond, High Yield Bond, Government Securities, and Bond and Income Portfolios, the Fund pays .60% of the average daily net assets of each of the Portfolios.

For the Equity Income, Equity, and Multi-Strategy Portfolios, the Fund pays
 .65% of the average daily net assets of each of the Portfolio. For the Growth LT Portfolio, the Fund pays .75% of the average daily net assets of the Portfolio. For the International Portfolio, the Fund pays .85% of the average daily net assets of the Portfolio. These fees are computed and accrued daily and paid monthly.

  HOW HAS THE FUND SECURED THE SERVICES OF THE INVESTMENT ADVISER AND THE PORTFOLIO MANAGERS? The Fund has entered into an Investment Advisory Agreement with Pacific Mutual under which Pacific Mutual serves as Investment Adviser to the Fund. The Fund and Pacific Mutual have entered into Portfolio Management Agreements with the Portfolio Managers. After initial two year terms, the Investment Advisory Agreement and the Portfolio Management Agreements require renewal by the Fund's Board of Trustees annually. Any of these agreements can be terminated by the Fund's Board of Trustees. The Portfolio Management Agreements can be terminated by Pacific Mutual or by any of the Portfolio Managers. In the event of termination of a Portfolio Management Agreement, the current Portfolio Manager could no longer service the applicable Portfolio. Pacific Mutual could manage the applicable Portfolio directly or could recommend a replacement to the Fund's Board of Trustees.

  Under the Portfolio Management Agreements, the Portfolio Managers are compensated directly by Pacific Mutual, and not directly from the Fund. Pacific Mutual derives the amounts that it pays the Portfolio Managers from its own fees under the Investment Advisory Agreement. For information on the fees payable to the Portfolio Managers, see the Statement of Additional Information.

  WHAT OTHER EXPENSES DOES THE FUND BEAR? The Fund bears all costs of its operations. These costs may include expenses for custody, portfolio accounting, printing, legal and audit fees, fees and expenses of the independent trustees, organizational expenses and other expenses of its operations, and may, if applicable, include extraordinary expenses such as expenses for special consultants or legal expenses. Fund expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated proportionately among all the Portfolios in relation to the net assets of each Portfolio. For the period ended December 31, 1994, the total expenses of each Portfolio that had commenced operations on or before such date were the following percentages of average daily net assets: Money Market Portfolio--
 .64%, High Yield Bond Portfolio--.88%, Managed Bond Portfolio--.84%, Government Securities Portfolio--.88%, Growth LT Portfolio--1.08% (annualized), Equity Income Portfolio--.94%, Multi-Strategy Portfolio--.94%, Equity Portfolio--.96%, Bond and Income Portfolio--.93%, Equity Index Portfolio--.51%, and
International Portfolio--1.22%. The expenses of each Portfolio, expressed as a percentage of the Portfolio's average daily net assets, is shown under "Ratio of Expenses to Average Net Assets" in the Financial Highlights section at the beginning of this Prospectus for each year of each Portfolio's operation. More information on the expenses of the Portfolios is included in the Portfolios' Statements of Operations, which can be found in the financial statements included in the Fund's annual and semi-annual reports sent to shareholders.

  WHAT IS PACIFIC MUTUAL DOING TO LIMIT FUND EXPENSES? Pacific Mutual has agreed, until at least December 31, 1995, to reimburse each Portfolio for its operating expenses to the extent that such expenses, exclusive of advisory fees, additional custodial charges associated with holding foreign securities, foreign taxes on dividends, interest, or gains, and extraordinary expenses, exceed 0.25% of the Portfolio's average daily net assets. Pacific Mutual began this expense reimbursement policy in April 1989. There can be no assurance that this policy will be continued beyond December 31, 1995.

  WHO DISTRIBUTES THE FUND'S SHARES? Shares of the Fund are distributed through Pacific Equities Network (the "Distributor" or "PEN"), an indirect wholly-owned subsidiary of Pacific Mutual. PEN's address is 700 Newport Center Drive, Newport Beach, California 92660. PEN is a broker-dealer registered with the SEC and a member of the National Association of Securities Dealers. PEN acts as Distributor without remuneration from the Fund.

  WHO IS THE CUSTODIAN OF THE FUND? Investor's Fiduciary Trust Company ("IFTC") provides the Fund with portfolio accounting and custodial services. IFTC's address is 127 West 10th Street, Kansas City, Missouri 64105.

                           MORE ON THE FUND'S SHARES

  HOW DO YOU PURCHASE SHARES OF THE FUND? Shares of the Fund are not sold directly to the general public. Shares of the Fund are currently offered only for purchase by the Separate Accounts to serve as an investment medium for the Variable Contracts issued or administered by Pacific Mutual and Pacific Corinthian. For information on purchase of a Variable Contract, consult a prospectus for the Separate Account. The shares of the Equity Portfolio and Bond and Income Portfolio are offered to only Separate Accounts of Pacific Mutual and Pacific Corinthian that fund variable annuity contracts; thus, these Portfolios are not available for variable life insurance policies.

  HOW ARE SHARES REDEEMED? Shares of any Portfolio may be redeemed on any business day upon receipt of a request for redemption from the insurance company whose separate account owns the shares. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request. Redemption proceeds ordinarily will be paid within seven days following receipt of instructions in proper form or, if sooner, other period required by law. The right of redemption may be suspended by the Fund or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or part by a distribution in kind of securities from the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. Under the Investment Company Act of 1940, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of its net assets during any 90-day period for any one shareholder.

  CAN YOU MAKE EXCHANGES AMONG THE PORTFOLIOS? Variable Contract Owners do not deal directly with the Fund to purchase, redeem, or exchange shares of a Portfolio, and Variable Contract Owners should refer to the Prospectus for the applicable Separate Account for information on the allocation of premiums and on transfers of accumulated value among options available under the contract.

  HOW IS THE VALUE OF THE PORTFOLIOS' SHARES DETERMINED? Shares of each Portfolio are sold at their respective net asset values (without a sales charge) computed after receipt of a purchase order. Net asset value of a share is determined by dividing the value of a Portfolio's net assets by the number of its shares outstanding. That determination is made once each business day, Monday through Friday, exclusive of federal holidays at or about 4:00 P.M., New York City time, on each day that the New York Stock Exchange is open for trading. To calculate a Portfolio's net asset value, a Portfolio's assets are valued and totalled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. In general, the value of assets is based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities. The value of foreign portfolio securities traded on foreign exchanges is based upon the price of the close of the exchange immediately preceding the time of the Fund's valuation, or, if earlier, at the time of the Fund's valuation. Therefore, the calculation of the net asset value of the International Portfolio or other Portfolios that invest in foreign securities may not take place contemporaneously with the determination of the prices of certain foreign securities used in the calculation. Further, under the Fund's procedures, the prices of foreign securities are determined using information derived from pricing services and other sources. Prices derived under these procedures will be used in determining daily net asset value. Information that becomes known to the Fund or its agents after the time that net asset value is calculated on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and the time the Portfolio's net asset value is determined may not be reflected in the calculation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the management and approved in good faith by the Board of Trustees. The Money Market Portfolio's securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity. The net asset values per share of each Portfolio will fluctuate in response to changes in market conditions and other factors. See the Statement of Additional Information.

  INFORMATION ABOUT PORTFOLIO TRANSACTIONS. The Adviser or the Portfolio Manager for a Portfolio places orders for the purchase and sale of portfolio investments for a Portfolio with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities in transactions on United States stock exchanges for the account of the Fund, the Adviser or Portfolio Manager may pay higher commission rates than the lowest available when the Adviser or Portfolio Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Consistent with a policy of obtaining best net results, a Portfolio Manager's affiliate, including BT Brokerage Corporation and BT Futures Corporation, J.P. Morgan Securities, and Smith Barney Inc. may serve as the Fund's broker in effecting portfolio transactions, including transactions on a national securities exchange, and may retain commissions, in accordance with certain regulations of the SEC.

  INFORMATION ABOUT PORTFOLIO TURNOVER. The Portfolio turnover rate represents the rate at which securities in a Portfolio other than short-term debt obligations are replaced. This rate for the Portfolios is shown in the tables in Condensed Financial Information. The High Yield Bond, Managed Bond, and Government Securities, Growth LT, Equity Income, Multi-Strategy, Equity, and Bond and Income Portfolios had portfolio turnover rates in excess of 100% in certain years, which could be considered relatively high. Such a Portfolio turnover rate may result in higher brokerage commissions or other transactional expenses for these Portfolios than for other Portfolios, which expenses must be borne, directly or indirectly, by a Portfolio and ultimately by the Portfolio's shareholders. In addition, high portfolio turnover may affect the ability of a Portfolio to qualify as a regulated investment company. See "Taxation" and "Portfolio Turnover" in the Statement of Additional Information.

  DO ANY ISSUES ARISE FROM THE FUND OFFERING ITS SHARES FOR VARIABLE ANNUITIES AND VARIABLE LIFE INSURANCE POLICIES? The Fund serves as an investment medium for both variable annuity contracts and variable life insurance policies. The Fund currently does not foresee any disadvantages to Variable Contract Owners due to the fact that the Fund serves as an investment medium for both variable life insurance policies and annuity contracts; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of annuity contracts and insurance policies for which the Fund serves as investment medium might at some time be in conflict. However, the Fund's Board of Trustees, Pacific Mutual and Pacific Corinthian are required to monitor events to identify any material conflicts between variable annuity contract owners and variable life policy owners, and will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, Pacific Mutual, Pacific Corinthian, or another insurance company participating in the Fund might be required to redeem the investment of one or more of its separate accounts from the Fund. This might force the Fund to sell securities at disadvantageous prices.

                        OTHER INFORMATION ABOUT THE FUND

  HOW IS THE FUND CAPITALIZED? The capitalization of the Fund consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Fund are fully paid, freely transferable, and non-assessable by the Fund.

  Under Massachusetts law, shareholders could under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims liability of the shareholders, Trustees, or officers of the Fund for acts or obligations of the Fund, which are binding only on the assets and property of the Fund and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations and thus should be considered remote.

  WHAT IS THE FEDERAL INCOME TAX STATUS OF THE FUND? Each Portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code. A Portfolio so qualifying generally will not be subject to federal income taxes to the extent that it distributes on a timely basis its investment company taxable income and its net capital gains. Such income and capital gains distributions are automatically reinvested in additional shares of the Portfolio, unless the shareholder elects to receive cash. Each Portfolio also intends to comply with diversification regulations under section 817(h) of the Code, that apply to mutual funds underlying variable contracts. Generally, a Portfolio will be required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment, but each U.S. Government agency and instrumentality is treated as a separate issuer. Compliance with the diversification rules under Section 817(h) of the Code generally will limit the ability of any Portfolio, and in particular, the Government Securities Portfolio, to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer) or to invest primarily in securities issued by a single agency or instrumentality of the U.S. Government.

  Reference is made to the Prospectus for the applicable Separate Account and Contract for information regarding the Federal income tax treatment of distributions to the Separate Account. See "Taxation" in the Fund's Statement of Additional Information for more information on taxes.

  WHAT VOTING RIGHTS DO SHAREHOLDERS HAVE? Shareholders of the Fund are given certain voting rights. Each share of each Portfolio will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products.

  Massachusetts business trust law does not require the Fund to hold annual shareholder meetings, although special meetings may be called for a specific Portfolio, or for the Fund as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a new or amended advisory contract or portfolio management agreement. In accordance with current laws, it is anticipated that an insurance company issuing a Variable Contract that participates in the Fund will request voting instructions from Variable Contract Owners and will vote shares or other voting interests in the Separate Account in proportion to the voting instructions received.

  MAY THE FUND DISCONTINUE THE OFFERING OF ANY PORTFOLIO? The Fund reserves the right to discontinue offering shares of one or more Portfolio at any time. In the event that a Portfolio ceases offering its shares, any investments allocated by an insurance company investing in the Fund to such Portfolio will, subject to any necessary regulatory approvals, be invested in the Portfolio deemed appropriate by the Trustees.

  ADVERTISING PERFORMANCE. The Fund may, from time to time, include the yield and effective yield of its Money Market Portfolio, the yield of the remaining Portfolios, and the total return of all Portfolios in advertisements, sales literature, or reports to shareholders or prospective investors. Total return for the Fund will not be advertised or included in sales literature unless accompanied by comparable performance information for a Separate Account to which the Fund offers its shares.

  Performance information should be considered in light of a Portfolio's investment objectives and policies, characteristics of the Portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Portfolios, see the Statement of Additional Information.

                                 TOTAL RETURN

  The table below presents the total return for each Portfolio. The total return shown in the table tells you how much an investment in a Portfolio has changed in value from year to year. It reflects any net increase or decrease in the share price and assumes that all dividends and distributions were reinvested in additional shares. The total return does not include fees and charges at the Separate Account level under the Variable Contract or other fees and charges under the Variable Contract.

                     YEAR     YEAR     YEAR     YEAR      YEAR       YEAR     YEAR      YEAR       YEAR     YEAR      YEAR
                    ENDED    ENDED    ENDED    ENDED      ENDED     ENDED    ENDED      ENDED     ENDED    ENDED      ENDED
                   12/31/84 12/31/85 12/31/86 12/31/87 12/31/88(1) 12/31/89 12/31/90 12/31/91(2) 12/31/92 12/31/93 12/31/94(3)
                   -------- -------- -------- -------- ----------- -------- -------- ----------- -------- -------- -----------
Money Market....      --       --       --        --       5.85      8.73      7.92      5.74       3.22    2.58       3.76
High Yield Bond.      --       --       --        --       8.30      4.16      0.38     24.58      18.72   18.01       0.42
Managed Bond....      --       --       --        --       7.11     14.74      8.52     17.03       8.68   11.63     - 4.36
Government
 Securities.....      --       --       --        --       6.65     14.61      8.01     16.67       7.52   10.79     - 5.10
Growth LT.......      --       --       --        --        --        --        --        --         --      --       13.25
Equity
 Income(4)......      --       --       --        --       8.25     29.22    - 7.54     31.42       5.36    8.29     - 0.28
Multi-
 Strategy(4)....      --       --       --        --       6.85     23.42    - 1.47     24.03       5.57    9.25     - 1.50
Equity(5).......     9.80    30.02    20.92      2.18      7.19     30.12    - 2.55     29.77       6.30   16.06     - 2.87
Bond and
 Income(5)......    14.76    27.61    21.39    - 2.09      6.37     17.04      3.27     24.32       8.09   19.39     - 8.36
Equity Index....      --       --       --        --        --        --        --      24.88       6.95    9.38       1.05
International(4).     --       --       --        --      17.69     20.51   - 13.48     10.92     - 9.78   30.02       3.01
                     AVERAGE
                      ANNUAL
                      TOTAL
                      RETURN
                     (FOR ALL
                   YEARS SHOWN)
                   ------------
Money Market....       5.38
High Yield Bond.      10.30
Managed Bond....       8.86
Government
 Securities.....       8.25
Growth LT.......      13.41
Equity
 Income(4)......       9.89
Multi-
 Strategy(4)....       9.03
Equity(5).......      12.87
Bond and
 Income(5)......      11.67
Equity Index....      10.44
International(4).      7.37

--------
(1) Information is for the period from January 4, 1988 (commencement of operations) to December 31, 1988.

(2) Information for the Equity Index Portfolio is for the period from January 30, 1991 (commencement of operations) to December 31, 1991.

(3) Information for the Growth LT Portfolio is for the period from January 4, 1994 (commencement of operations) to December 31, 1994.

(4) The performance results of the Equity Income, Multi-Strategy, and International Portfolios occurred when these Portfolios were advised by different Portfolio Managers. J.P. Morgan Investment began serving as Portfolio Manager to the Equity Income Portfolio and Multi-Strategy Portfolio and Templeton began serving as Portfolio Manager of the International Portfolio on January 1, 1994.

(5) The performance results of the Equity Portfolio and the Bond and Income Portfolio are based on the performance of predecessor portfolios (series) of Pacific Corinthian Variable Fund, which began their first full year of operations on January 1, 1984 and were acquired by the Fund on December 31, 1994.

                                    APPENDIX

DESCRIPTION OF BOND RATINGS

  Corporate Bonds: Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Moody's Baa rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

  Bonds rated AA by Standard & Poor's are judged by Standard & Poor's to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (Standard & Poor's highest rating). Bonds rated AAA are considered by Standard & Poor's to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. With AA bonds, as with AAA bonds, prices move with the long-term money market.

  Bonds rated A by Standard & Poor's, regarded as upper medium grade, have a strong capacity and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

  Standard & Poor's BBB rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest which qualifies for commercial bank investment.

  Moody's Ba rated bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds rated Ba. Bonds which are rated B by Moody's generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Bonds rated Caa by Moody's are considered to be of poor standing. Such issues may be in default or there may be elements of danger with respect to principal or interest. Bonds rated Ca are considered by Moody's to be speculative in a high degree, often in default. Bonds rated C, the lowest class of bonds under Moody's bond ratings, are regarded by Moody's as having extremely poor prospects.

  Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

  A bond rated BB, B, CCC, and CC by Standard & Poor's is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

  Commercial Paper: The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance;
(4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers with this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors.

  Commercial paper rated A by Standard & Poor's has the following characteristics: (i) liquidity ratios are adequate to meet cash requirements;
(ii) long-term senior debt rating should be A or better, although in some cases BBB credits may be allowed if other factors outweigh the BBB rating, (iii) the issuer should have access to at least two additional channels of borrowing;
(iv) basic earnings and cash flow should have an upward trend with allowances made for unusual circumstances; and (v) typically the issuer's industry should be well established and the issuer should have a strong position within its industry and the reliability and quality of management should be unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength with this highest classification.

                                      LOGO

                              PACIFIC SELECT FUND

           INVESTMENT ADVISER                         DISTRIBUTOR
 Pacific Mutual Life Insurance Company          Pacific Equities Network
        700 Newport Center Drive                  Member: NASD & SIPC
          Post Office Box 9000                  700 Newport Center Drive
    Newport Beach, California 92660                  P.O. Box 9000

                                            Newport Beach, California 92660
           PORTFOLIO MANAGERS
         Bankers Trust Company                         CUSTODIAN
           130 Liberty Street              Investors Fiduciary Trust Company
        New York, New York 10006                 127 West Tenth Street

                                              Kansas City, Missouri 64105
       Greenwich Street Advisors
         Two World Trade Center                       ACCOUNTANTS
              101st Floor                        Deloitte & Touche LLP
        New York, New York 10048                 695 Town Center Drive

                                                       Suite 1200
       Janus Capital Corporation              Costa Mesa, California 92626
          100 Fillmore Street
               Suite 300                                COUNSEL
      Denver, Colorado 80206-4923               Dechert Price & Rhoads
                                                  1500 K Street, N.W.
 J.P. Morgan Investment Management Inc.                Suite 500
            522 Fifth Avenue                     Washington, D.C. 20005
        New York, New York 10036

 Pacific Investment Management Company
        840 Newport Center Drive
          Post Office Box 9000
    Newport Beach, California 92660

   Templeton Investment Counsel, Inc.
        Broward Financial Centre
               Suite 2100
  Fort Lauderdale, Florida 33394-3091

Prospectus dated May 1, 1995

FORM NO.

                      STATEMENT OF ADDITIONAL INFORMATION

                             DECEMBER 29, 1995

                                  PACIFIC ONE

                               SEPARATE ACCOUNT A

                               ----------------

Pacific One (the "Contract") is a variable annuity contract issued by Pacific Mutual Life Insurance Company ("Pacific Mutual").

This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Contract's Prospectus, dated December 29, 1995, which is available without charge upon written or telephone request to Pacific Mutual. Terms used in this Statement of Additional Information have the same meanings as in the Prospectus, and some additional terms are defined particularly for this Statement of Additional Information.

                               ----------------

                     Pacific Mutual Life Insurance Company
                         Mailing Address: P.O. Box 7187
                        Pasadena, California 91109-7187

                                 1-800-722-2333

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
DISTRIBUTION OF THE CONTRACTS..............................................   1
  Pacific Equities Network.................................................   1
  Broker-Dealer Commissions................................................   1
PERFORMANCE................................................................   1
  Total Returns............................................................   1
  Yields...................................................................   2
  Performance Comparisons and Benchmarks...................................   3
  Insurance Company Rating Information.....................................   4
  Separate Account Performance.............................................   4
THE CONTRACTS AND THE SEPARATE ACCOUNT.....................................   8
  Calculating Subaccount Unit Values.......................................   8
  Variable Annuity Payment Amounts.........................................   8
  Corresponding Dates......................................................  10
  Age and Sex of Annuitant.................................................  11
  Systematic Transfer Programs.............................................  11
  Pre-Authorized Withdrawals...............................................  13
  Death Benefit............................................................  13
  Joint Annuitants on Qualified Contracts..................................  14
  1035 Exchanges...........................................................  14
  Safekeeping of Assets....................................................  14
  Participating............................................................  14
FINANCIAL STATEMENTS.......................................................  14

                         DISTRIBUTION OF THE CONTRACTS

PACIFIC EQUITIES NETWORK

Pacific Equities Network ("PEN"), an indirect wholly-owned subsidiary of Pacific Mutual, acts as the principal underwriter of the Contracts and offers the Contracts on a continuous basis. Pacific Mutual and PEN enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to sell the Contracts.

Pursuant to its selling agreement with Pacific Mutual, PEN receives compensation in the amount of 2.5% of aggregate Purchase Payments for distributing the Contracts. In addition, PEN may also receive override payments, expense allowances, bonuses, wholesaler fees and training allowances.

BROKER-DEALER COMMISSIONS

Broker-dealers may receive compensation of up to 2.5% of aggregate Purchase Payments for sales of the Contracts. Registered representatives earn commissions from the broker-dealers with which they are affiliated and such arrangements vary. In addition, registered representatives who meet certain production levels may qualify, under sales incentive programs adopted by Pacific Mutual, for non-cash compensation such as expense paid trips, expense paid educational seminars and merchandise.

                                  PERFORMANCE

From time to time, our reports or other communications to current or prospective Contract Owners or our advertising or other promotional material may quote the performance (yield and total return) of a Subaccount. Quoted results are based on past performance and reflect the performance of all assets held in that Subaccount for the stated time period. QUOTED RESULTS ARE NEITHER AN ESTIMATE NOR A GUARANTY OF FUTURE INVESTMENT PERFORMANCE, AND DO NOT REPRESENT THE ACTUAL EXPERIENCE OF AMOUNTS INVESTED BY ANY PARTICULAR CONTRACT OWNER.

TOTAL RETURNS

A Subaccount may advertise its "average annual total return" over various periods of time. "Total return" represents the average percentage change in value of an investment in the Subaccount from the beginning of a measuring period to the end of that measuring period. "Annualized" total return assumes that the total return achieved for the measuring period is achieved for each such period for a full year. "Average annual" total return is computed in accordance with a standard method prescribed by the SEC.

Average Annual Total Return

To calculate a Subaccount's average annual total return for a specific measuring period, we first take a hypothetical $1,000 investment in that Subaccount, at its then-applicable Subaccount Unit Value (the "initial payment") and we compute the ending redeemable value ("redeemable value") of that initial payment at the end of the measuring period. The redeemable value reflects the effect of all recurring fees and charges applicable to a Contract Owner under the Contract, including the mortality and expense risk charge and the asset-based Administrative Fee, but does not reflect any charges for applicable premium taxes. The Annual Fee is also taken into account, assuming an average Contract Value of $80,000. The redeemable value is then divided by the initial payment and this quotient is taken to the Nth root (N represents the number of years in the measuring period), and 1 is subtracted from this result. Average annual total return is expressed as a percentage.

                              T = (ERV/P)(/1//N)-1

 where T    =  average annual total return
       ERV  =  ending redeemable value
       P    =  hypothetical initial payment of $1,000
       N    =  number of years


Average annual total return figures will be given for recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Subaccount's operations, or on a year-by-year basis).

When considering "average" total return figures for periods longer than one year, it is important to note that the relevant Subaccount's annual total return for any one year in the period might have been greater or less than the average for the entire period.

Aggregate Total Return

A Subaccount may use "aggregate" total return figures along with its "average annual" total return figures for various periods; these figures represent the cumulative change in value of an investment in the Subaccount for a specific period. Aggregate total returns may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return. The SEC has not prescribed standard formulas for calculating aggregate total return.

Total returns may also be shown for the same periods that do not take into account the Annual Fee.

YIELDS

Money Market Subaccount

The "yield" (also called "current yield") of the Money Market Subaccount is computed in accordance with a standard method prescribed by the SEC. The net change in the Subaccount's Unit Value during a seven-day period is divided by the Unit Value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is "annualized" by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The "effective yield" of the Money Market Subaccount is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: (base period return +1)365/7-1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market Portfolio are not included in the yield calculation. Current yield and effective yield do not reflect the deduction of charges for any applicable premium taxes, but do reflect a deduction for the Annual Fee, assuming an average Contract Value of $80,000.

Other Subaccounts

"Yield" of the other Subaccounts is computed in accordance with a different standard method prescribed by the SEC. The net investment income (investment income less expenses) per Subaccount Unit earned during a specified one-month or 30-day period is divided by the Subaccount Unit Value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semi-annual compounding:

                        YIELD = 2[(((a-b)/cd) + 1)/6/-1]


 where: a    =  net investment income earned during the period by the Portfolio attributable to the Subaccount.
        b    =  expenses accrued for the period (net of reimbursements).
        c    =  the average daily number of Subaccount Units outstanding during the period that were entitled to receive dividends.
        d    =  the Unit Value of the Subaccount Units on the last day of the period.

The yield of each Subaccount reflects the deduction of all recurring fees and charges applicable to the Subaccount, such as the mortality and expense risk charge, the asset-based Administrative Fee and the Annual Fee (assuming an average Contract Value of $80,000), but does not reflect any charge for applicable premium taxes and/or other taxes.

The Subaccounts' yields will vary from time to time depending upon market conditions, the composition of each Portfolio and operating expenses of the Fund allocated to each Portfolio. Consequently, any given performance quotation should not be considered representative of the Subaccount's performance in the future. Yield should also be considered relative to changes in Subaccount Unit Values and to the relative risks associated with the investment policies and objectives of the various Portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a Subaccount with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

PERFORMANCE COMPARISONS AND BENCHMARKS

In advertisements and sales literature, we may compare the performance of some or all of the Subaccounts to the performance of other variable annuity issuers in general and to the performance of particular types of variable annuities investing in mutual funds, or series of mutual funds, with investment objectives similar to each of the Subaccounts. This performance may be presented as averages or rankings compiled by Lipper Analytical Services, Inc. ("Lipper"), the Variable Annuity Research and Data Service ("VARDS(R)") or Morningstar, Inc. ("Morningstar"), which are independent services that monitor and rank the performance of variable annuity issuers and mutual funds in each of the major categories of investment objectives on an industry-wide basis. Lipper's rankings include variable life issuers as well as variable annuity issuers. VARDS(R) rankings compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS(R) rank such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS(R) prepares risk adjusted rankings, which consider the effects of market risk on total return performance. We may also compare the performance of the Subaccounts with performance information included in other publications and services that monitor the performance of insurance company separate accounts or other investment vehicles. These other services or publications may be general interest business publications such as The Wall Street Journal, Barron's, Business Week, Forbes, Fortune, and Money.

In addition, our reports and communications to Contract Owners, advertisements, or sales literature may compare a Subaccount's performance to various benchmarks that measure the performance of a pertinent group of securities widely regarded by investors as being representative of the securities markets in general or as being representative of a particular type of security. These benchmarks include the following: (1) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), an unmanaged weighted index of 500 companies that represent approximately 80% of the market capitalization of the United States equity markets; (2) the Consumer Price Index ("CPI"), published by the U.S. Bureau of Labor Statistics, a statistical measure of change, over time, in the prices of goods and services in major expenditure groups and generally considered to be a measure of inflation; (3) the Dow Jones Industrial Average ("DJIA"); (4) the Donoghue Money Market Institutional Averages; (5) the Lehman Brothers Government Corporate Index; (6) the Lehman Brothers Government Bond Index; (7) the Salomon Brothers High Yield Bond Indexes; and (8) the Morgan Stanley Capital International's EAFE Index. We may also compare the performance of the Subaccounts with that of other appropriate indices of investment securities and averages for peer universes of funds or data developed by us derived from such indices or averages. Unmanaged indexes generally assume the reinvestment of dividends or interest but do not generally reflect deductions for investment management or administrative costs and expenses.

INSURANCE COMPANY RATING INFORMATION

Pacific Mutual may also advertise or report to Contract Owners its ratings as an insurance company by the A.M. Best Company. Each year, A.M. Best reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health industry. Best's Ratings range from A++ to F. An A++ rating means, in the opinion of A.M. Best, that the insurer has demonstrated the strongest ability to meet its respective policyholder and other contractual obligations. A.M. Best publishes Best's Insurance Reports, Life-Health Edition. The 1995 Edition reported Pacific Mutual's rating of A+ for financial position and operating performance as of June 1995.

In addition, the claims-paying ability of Pacific Mutual as measured by the Standard & Poor's Corporation may be referred to in advertisements or in reports to Contract Owners. A Standard & Poor's insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. Standard & Poor's ratings range from AAA to D. Our claims-paying ability rating is AA+, as of August 1994.

Pacific Mutual may additionally advertise its rating from Duff & Phelps Credit Rating Co. A Duff & Phelps rating is an assessment of a company's insurance claims-paying ability. Duff & Phelps ratings range from AAA to CCC. Duff & Phelps rates the claims-paying ability of Pacific Mutual as AA+ as of October 1995.

Pacific Mutual may advertise its insurance financial strength rating from Moody's Investors Service, Inc. Moody's ratings range from Aaa to C. As of October, 1994, Moody's gave Pacific Mutual a rating of Aa3.

SEPARATE ACCOUNT PERFORMANCE

In order to help you understand how investment performance can affect your Variable Account Value, we are including performance information based on the historical performance of the Portfolios. The information presented also includes data representing unmanaged market indices.

The Subaccounts have not yet commenced operations. Therefore, no historical performance data exist for the Subaccounts. Nine of the Portfolios of the Fund available under the Contract, however, have been in operation since January 4, 1988 (January 30, 1991 in the case of the Equity Index Portfolio and January 4, 1994 in the case of the Growth LT Portfolio). Historical performance information for each of the Equity Portfolio and the Bond and Income Portfolio is based on the performance of that Portfolio's predecessor; each predecessor series was a series of Pacific Corinthian Variable Fund and began its first full year of operations January 1, 1984, the assets of which were acquired by the Fund on December 31, 1994. The following tables represent what the performance of the Subaccounts would have been, if the Subaccounts had been both in existence and invested in the corresponding Portfolio since the date of the Portfolio's (or predecessor series') inception. Because the Subaccounts have not commenced operations, however, and because the Contracts were not available during this period, THESE ARE NOT ACTUAL PERFORMANCE NUMBERS FOR THE SUBACCOUNTS OR FOR THE CONTACT. These are hypothetical total return numbers that represent the actual performance of the Portfolios, adjusted for the fees and charges applicable to the Contract. Any charge for premium taxes and/or other taxes are not reflected in these data, and reflection of the Annual Fee assumes an average Contract size of $80,000.

THE RESULTS SHOWN IN THIS SECTION ARE NOT AN ESTIMATE OR GUARANTY OF FUTURE INVESTMENT PERFORMANCE.

ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1994

                                                                          SINCE
                                       1 YEAR  3 YEARS 5 YEARS 10 YEARS INCEPTION
                                       ------  ------- ------- -------- ---------
   Money Market.......................  2.36%    1.79%   3.21%     --      3.95%
   High Yield Bond.................... -0.98%   10.65%  10.55%     --      8.87%
   Managed Bond....................... -5.76%    3.68%   6.66%     --      7.44%
   Government Securities.............. -6.50%    2.77%   5.93%     --      6.83%
   Growth LT.......................... 11.90%     --      --       --     11.90%
   Equity Income...................... -1.68%    2.99%   5.27%     --      8.46%
   Multi-Strategy..................... -2.90%    2.94%   5.37%     --      7.61%
   Equity............................. -4.27%    4.81%   7.26%   11.59%   11.29%
   Bond and Income.................... -9.76%    4.34%   7.30%    9.70%   10.01%
   Equity Index....................... -0.35%    4.33%    --       --      8.99%
   International......................  1.61%    5.08%   1.57%     --      5.94%
   Donoghue MF........................  3.76%    3.37%   5.11%     --         *
   EAFE...............................  7.80%    7.86%   1.50%   17.54%       *
   First Boston....................... -0.97%   11.16%  13.08%     --         *
   LBG/Bond........................... -3.37%    4.66%   7.53%     --         *
   LBG/C Bond......................... -3.51%    4.85%   7.70%    9.84%       *
   Russell 2500....................... -1.05%   10.22%  10.86%     --         *
   S&P 500............................  1.27%    6.23%   8.66%   14.37%       *

CUMULATIVE RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1994

                                                                          SINCE
                                       1 YEAR  3 YEARS 5 YEARS 10 YEARS INCEPTION
                                       ------  ------- ------- -------- ---------
   Money Market.......................  2.36%    5.45%  17.11%     --     31.16%
   High Yield Bond.................... -0.98%   35.47%  65.09%     --     81.18%
   Managed Bond....................... -5.76%   11.44%  38.04%     --     65.24%
   Government Securities.............. -6.50%    8.54%  33.38%     --     58.79%
   Growth LT (1)...................... 11.80%     --      --       --     11.80%
   Equity Income...................... -1.68%    9.26%  29.30%     --     76.51%
   Multi-Strategy..................... -2.90%    9.09%  29.88%     --     67.04%
   Equity............................. -4.27%   15.14%  41.97%  199.51%  224.52%
   Bond and Income.................... -9.76%   13.60%  42.24%  152.36%  185.95%
   Equity Index....................... -0.35%   13.57%    --       --     40.18%
   International......................  1.61%   16.03%   8.12%     --     49.70%
   Donoghue MF........................  3.76%   10.45%  28.30%     --         *
   EAFE...............................  7.80%   25.48%   7.73%  403.33%       *
   First Boston....................... -0.97%   37.36%  84.90%     --         *
   LBG/Bond........................... -3.37%   14.64%  43.76%     --         *
   LBG/C Bond......................... -3.51%   15.27%  44.90%  155.63%       *
   Russell 2500....................... -1.05%   33.90%  67.45%     --         *
   S&P 500............................  1.27%   19.88%  51.48%  282.93%       *

--------
*Not available

(1) Cumulative return is for the period January 4, 1994 (commencement of operations) to December 31, 1994.

Tax Deferred Accumulation

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Separate Account's investment returns or upon returns in general. These effects may be illustrated in charts or graphs and may include comparisons at various points in time of returns under the Contract or in general on a tax-deferred basis with the returns on a taxable basis. Different tax rates may be assumed.

In general, individuals who own annuity contracts are not taxed on increases in the value under the annuity contract until some form of distribution is made from the contract. Thus, the annuity contract will benefit from tax deferral during the accumulation period, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The following chart illustrates this benefit by comparing accumulation under a variable annuity contract with accumulations from an investment on which gains are taxed on a current basis. The chart shows accumulations on an initial investment or Purchase Payment of $25,000, assuming hypothetical annual returns of 0%, 4% and 8%, compounded annually, and a tax rate of 31%. The values shown for the taxable investment do not include any deduction for management fees or other expenses but assume that taxes are deducted annually from investment returns. The values shown for the variable annuity do not reflect the deduction of contractual expenses such as the Mortality and Expense Risk Charge, the Administrative Fee and the Annual Fee, any charge for premium taxes and/or other taxes, or the expenses of an underlying investment vehicle, such as the Fund. For a description of the charges and expenses under the Contract, see FEE TABLE and CHARGES, FEES AND DEDUCTIONS in the Prospectus. In addition, these values assume that the Contract Owner does not surrender the Contract or make any withdrawals until the end of the period shown. The chart assumes a full withdrawal, at the end of the period shown, of all Contract Value and the payment of taxes at the 31% rate on the amount in excess of the Purchase Payment.

The rates of return illustrated are hypothetical and are not an estimate or guaranty of performance. Actual tax rates may vary for different taxpayers from that illustrated and withdrawals by Contract Owners who have not reached age 59 1/2 may be subject to a tax penalty of 10%.

                             POWER OF TAX DEFERRAL

$25,000 investment at annual rates return of 0.00%, 4.00% and 8.00%, taxed @
31%
                        [CHART APPEARS HERE]

                             Taxable        Tax-Deferred
                            Investment       Investment
                            ----------      ------------
10 Years
   0%                       $25,000.00      $25,000.00
   4%                       $32,823.20      $33,284.21
   8%                       $42,784.64      $44,991.46

20 Years
   0%                       $25,000.00      $25,000.00
   4%                       $43,094.51      $45,546.87
   8%                       $73,221.00      $88,151.51

30 Years
   0%                       $25,000.00      $25,000.00
   4%                       $56,579.99      $63,698.61
   8%                      $125,309.35     $181,330.83

                     THE CONTRACTS AND THE SEPARATE ACCOUNT

CALCULATING SUBACCOUNT UNIT VALUES

The Unit Value of the Subaccount Units in each Variable Investment Option is computed as of the end of each Business Day. The initial Unit Value of each Subaccount will be $10 on the Business Day the Subaccount begins operations. At the end of each subsequent Business Day, the Unit Value for a Subaccount is equal to:

                                      YXZ

where
   (Y) = the Unit Value for that Subaccount as of the end of the preceding Business Day; and

   (Z) = the Net Investment Factor for that Subaccount for the period (a "valuation period") between that Business Day and the immediately preceding Business Day.

The "Net Investment Factor" for a Subaccount for any valuation period is equal to:

                                    (A/B)-C

where
   (A) = the "per share value of the assets" of that Subaccount as of the end of that valuation period, which is equal to: a+b+c

     (a)= the net asset value per share of the corresponding Portfolio shares held by that Subaccount as of the end of that valuation period;
  where

     (b)= the per share amount of any dividend or capital gain distributions made by the Fund for that Portfolio during that valuation period; and

     (c)= any per share charge (a negative number) or credit (a positive number) for any income taxes and/or any other taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes which we determine to have resulted from the operations of the Subaccount of Contract, and/or any taxes attributable directly or indirectly, to Purchase Payments;

   (B) = the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding of the valuation period; and

   (C) = a factor that assesses against the Subaccount assets for each calendar day in the valuation period, the charge for mortality and expense risks at a rate that is equal on an annual basis to an annual rate expressed as a decimal (where 1.0 equals 100%) of 0.0125 and the Administrative Charge at a rate that is equal on an annual basis to an annual rate expressed as a decimal of 0.0015 (see Charges, Fees and Deductions).

As explained in the Prospectus, the Annual Fee, if applicable, is assessed against your Variable Account Value through the automatic debit of Subaccount Units; the Annual Fee decreases the number of Subaccount Units attributed to your Contract but does not alter the Unit Value for any Subaccount.

VARIABLE ANNUITY PAYMENT AMOUNTS

The following steps show how we determine the amount of each variable annuity payment under your Contract.

First: Pay Applicable Premium Taxes

When you convert your Contract Value (less Contract Debt) into variable annuity payments, you must pay any applicable charge for premium taxes and or other taxes on your Contract Value (unless applicable law requires those taxes to be paid at a later time). We assess this charge by reducing your Contract Value, proportionately relative to your Account Value in each Subaccount and in the Fixed Option in an amount equal to the aggregate amount of the charges. The remaining amount of your available Contract Value may be used to provide variable annuity payments. Alternatively, your remaining Contract Value may be used to provide fixed annuity payments, or it may be divided to provide both fixed and variable annuity payments. You may also choose to withdraw some or all of your remaining Contract Value (less Contract Debt) and any applicable Annual Fee and charge for premium taxes and or other taxes.

Second: The First Variable Payment

We begin by referring to your Contract's Option Table for your Annuity Option (the "Annuity Option Table"). The Annuity Option Table allows us to calculate the dollar amount of the first variable annuity payment under your Contract, based on the amount applied toward the variable annuity. The number that the Annuity Option Table yields will be based on the Annuitant's age (and, in certain cases, sex) and assumes a 5% investment return, as described in more detail below.

  Example: Assume a man is 65 years of age at his Annuity Date and has selected a lifetime annuity with monthly payments guaranteed for 10 years. According to the Annuity Option Table, this man should receive an initial monthly payment of $5.79 for every $1000 of his Contract Value (reduced by applicable charges and any Contract Debt) that he will be using to provide variable payments. Therefore, if his Contract Value after deducting applicable charges and any Contract Debt is $100,000 on his Annuity Date and he applies this entire amount toward his variable annuity, his first monthly payment will be $579.00.

Third: Subaccount Annuity Units

For each Subaccount, we use the amount of the first variable annuity payment under your Contract attributed to each Subaccount to determine the number of Subaccount Annuity Units that will form the basis of subsequent payment amounts. First, we use the Annuity Option Table to determine the amount of that first variable payment for each Subaccount. Then, for each Subaccount, we divide that amount of the first variable annuity payment by the value of one Subaccount Annuity Unit (the "Subaccount Annuity Unit Value") as of the end of the Annuity Date to obtain the number of Subaccount Annuity Units for that particular Subaccount. The number of Subaccount Annuity Units used to calculate subsequent payments under your Contract will not change unless exchanges of Annuity Units are made, (or if the Joint and Survivor Annuity Option is elected and the Primary Annuitant dies first,) but the value of those Annuity Units will change daily, as described below.

Fourth: The Subsequent Variable Payments

The amount of each subsequent variable annuity payment will be the sum of the amounts payable based on each Subaccount. The amount payable based on each Subaccount is equal to the number of Subaccount Annuity Units for that Subaccount multiplied by their Subaccount Annuity Unit Value at the end of the Business Day in each payment period you elected that corresponds to the Annuity Date.

Each Subaccount's Subaccount Annuity Unit Value, like its Subaccount Unit Value, changes each day to reflect the net investment results of the underlying investment vehicle, as well as the assessment of the mortality and expense risk charge at a rate equal on an annual basis to the annual rate expressed as a decimal (where 1.0 equals 100%) of 0.0125 and the Administrative Fee at a rate equal on an annual basis to the annual rate of 0.0015. In addition, the calculation of Subaccount Annuity Unit Value incorporates an additional factor; as discussed in more detail below, this additional factor adjusts Subaccount Annuity Unit Values to correct for the Option Table's implicit assumption of a 5% annual investment return on amounts applied but not yet used to furnish annuity benefits.

Different Subaccounts may be selected for your Contract before and after your Annuity Date, subject to any restrictions we may establish. Currently, your Annuitant(s) may exchange Subaccount Annuity Units in any Subaccount for Subaccount Annuity Units in any other Subaccount(s) up to four times in any twelve month period after you annuitize. The number of Subaccount Annuity Units in any Subaccount may change due to such exchanges. Exchanges following annuitization will be made by exchanging Subaccount Annuity Units of equivalent aggregate value, based on their relative Subaccount Annuity Unit Values.

Understanding the "Assumed Investment Return" Factor

The Annuity Option Table incorporates a number of implicit assumptions in determining the amount of your first variable annuity payment. As noted above, the numbers in the Annuity Option Table reflect certain actuarial assumptions based on the Annuitant's age, and, in some cases, the Annuitant's sex. In addition, these numbers assume that the amount of your Contract Value that you convert to a variable annuity will have a positive investment return of 5% each year during the payout of your annuity; this 5% is referred to as an "assumed investment return."

The Subaccount Annuity Unit Value for a Subaccount will increase only to the extent that the investment performance of that Subaccount exceeds its mortality and expense risk charge, the Administrative Fee, and the assumed investment return. The Subaccount Annuity Unit Value for any Subaccount will generally be less than the Subaccount Unit Value for that same Subaccount, and the difference will be the amount of the assumed investment factor.

  Example: Assume the investment performance of a Subaccount is at a rate of 6.40% per year. The Subaccount Unit Value for that Subaccount would increase at a rate of 5.00% per year (6.40% minus the mortality and expense risk charge at the annual rate of 1.25% and minus the Administrative Fee at the annual rate of .15% equals 5.00%), but the Subaccount Annuity Unit Value would not increase (or decrease) at all. The net investment factor for that 5% return (1.05) is then divided by the factor for the 5% assumed investment return (1.05) and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:

                             1.05  = 1 - 1 = 0%.
                            ------
                             1.05

If the investment performance of a Subaccount assets is at a rate less than 6.40% per year, the Subaccount Annuity Unit Value will decrease, even if the Subaccount Unit Value is increasing.

  Example: Assume the investment performance of a Subaccount is at a rate of 4.00% per year. The Subaccount Unit Value for that Subaccount would increase at a rate of 2.60% per year (4.00% minus the mortality and expense risk charge at the annual rate of 1.25% and minus the Administrative Fee at the annual rate of .15% equals 2.60%), but the Subaccount Annuity Unit Value would decrease at a rate of 2.29% per year. The net investment factor for that 2.6% return (1.026) is then divided by the factor for the 5% assumed investment return (1.05) and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:

                          1.026 = .9771 -1 = -2.29%.
                          -----
                          1.05

The assumed investment return will always cause increases in Subaccount Annuity Unit Values to be somewhat less than if the assumption had not been made, will cause decreases in Subaccount Annuity Unit Values to be somewhat greater than if the assumption had not been made, and will (as shown in the example above) sometimes cause a decrease in Subaccount Annuity Unit Values to take place when an increase would have occurred if the assumption had not been made. If we had assumed a higher investment return in our Annuity Option tables, it would produce annuities with larger first payments, but the increases in subaccount annuity payments would be smaller and the decreases in subsequent annuity payments would be greater; a lower assumed investment return would produce annuities with smaller first payments, and the increases in subsequent annuity payments would be greater and the decreases in subsequent annuity payments would be smaller.

CORRESPONDING DATES

If any transaction or event under your Contract is scheduled to occur on a "corresponding date" that does not exist in a given calendar period, the transaction or event will be deemed to occur on the following date. In addition, as stated in the Prospectus, any event scheduled to occur on a day that is not a Business Day will occur on the next succeeding Business Day.

  Example: If your Contract is issued on February 29 in year 1 (a leap year), your Contract Anniversary in years 2, 3 and 4 will be on March 1.

  Example: If your Annuity Date is July 31 and you select monthly annuity payments, the payments received will be based on valuations made on July 31, August 31, October 1 (for September), October 31, December 1 (for November), December 31, January 31, March 1 (for February), March 31, May 1 (for April), May 31 and July 1 (for June).

AGE AND SEX OF ANNUITANT

As mentioned in the Prospectus, the Contracts generally provide for sex-distinct annuity purchase rates in the case of life annuities. Statistically, females tend to have longer life expectancies than males; consequently, if the amount of annuity payments is based on life expectancy, they will ordinarily be higher if an annuitant is male than if an annuitant is female. Certain states' regulations prohibit sex-distinct annuity purchase rates, and Contracts issued in those states will use unisex rates. In addition, Contracts issued in connection with Qualified Plans are required to use unisex rates.

We may require proof of your Annuitant's age and sex before commencing annuity payments. If the age or sex (or both) of your Annuitant are incorrectly stated in your Contract, the amount payable will be corrected to equal the amount that the annuitized portion of the Contract Value under that Contract would have purchased for your Annuitant's correct age and sex. If the correction is effected after annuity payments have commenced, and we have made overpayments based on the incorrect information, we will deduct the amount of the overpayment, with interest at 3% a year, from any payments due then or later; if we have made underpayments, we will add the amount, with interest at 3% a year, of the underpayments to the next payment we make after we receive proof of the correct sex and/or date of birth.

SYSTEMATIC TRANSFER PROGRAMS

Dollar Cost Averaging

When you request dollar cost averaging, you are authorizing us to make periodic reallocations of your Contract Value without waiting for any further instruction from you. You may request to begin or stop dollar cost averaging at any time prior to your Annuity Date; the effective date of your request will be the day we receive written notice from you in good form. Your request may specify the date on which you want your first transfer to be made. If you do not specify a date for your first transfer, we will treat your request as if you had specified the effective date of your request. Your first transfer may not be made until 30 days after your Contract Date, and if you specify an earlier date, your first transfer will be delayed until one calendar month after the date you specify. If you request dollar cost averaging on your Application for your Contract and you fail to specify a date for your first transfer, your first transfer will be made one period after your Contract Date (that is, if you specify monthly transfers, the first transfer will occur 30 days after your Contract Date; quarterly transfers, 90 days after your Contract Date; semi-annual transfers, 180 days after your Contract Date; and if you specify annual transfers, the first transfer will occur on your Contract Anniversary). If you stop dollar cost averaging, you must wait 30 days before you may begin this option again.

Your request to begin dollar cost averaging must specify the Investment Option you wish to transfer money from (your "source account"). You may choose any one Variable Investment Option or the Fixed Option as your source account. The Account Value of your source account must be at least $10,000 for you to begin dollar cost averaging.

Your request to begin dollar cost averaging must also specify the amount and frequency of your transfers. You may choose monthly, quarterly, semi-annual or annual transfers. The amount of your transfers may be specified as a dollar amount or a percentage of your source Account Value; however, the first transfer must be at least $250. Dollar cost averaging transfers are subject to the same requirements and limitations as other transfers.

Finally, your request must specify the Investment Option(s) you wish to transfer amounts to (your "target account(s)"). If you select more than one target account, your dollar cost averaging request must specify how transferred amounts should be allocated among the target accounts. Your source account may not also be a target account.

Your dollar cost averaging transfers will continue until the earlier of (i) your request to stop dollar cost averaging is effective, or, (ii) your source Account Value is zero, or (iii) you annuitize. If, as a result of a dollar cost averaging transfer, your source Account Value falls below any minimum Account Value we may establish, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. You may not use dollar cost averaging and the earnings sweep at the same time. We may change, terminate or suspend the dollar cost averaging option at any time.

Portfolio Rebalancing

Portfolio rebalancing allows you to maintain the percentage of your Contract Value allocated to each Variable Investment Option at a pre-set level prior to annuitization. For example, you could specify that 30% of your Contract Value should be in the Equity Index Subaccount, 40% in the Managed Bond Subaccount, and 30% in the Growth LT Subaccount. Over time, the variations in each Subaccount's investment results will shift this balance of your Contract Value allocations. If you elect the portfolio rebalancing feature, we will automatically transfer your Contract Value back to the percentages you specify.

You may choose to have rebalances made quarterly, semi-annually or annually until your Annuity Date; portfolio rebalancing is not available after you annuitize.

Procedures for selecting portfolio rebalancing are generally the same as those discussed in detail above for selecting dollar cost averaging: You may make your request at any time prior to your Annuity Date and it will be effective when we receive it in good form. If you stop portfolio rebalancing, you must wait 30 days to begin again. You may specify a date for your first rebalance, or we will treat your request as if you selected the request's effective date. If you specify a date fewer than 30 days after your Contract Date, your first rebalance will be delayed one month, and if you request rebalancing on your Application but do not specify a date for the first rebalance, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging. We may change, terminate or suspend the portfolio rebalancing feature at any time.

Earnings Sweep

An earnings sweep automatically transfers the Earnings attributable to a specified Investment Option (the "sweep option") to one or more other Investment Options (your "target option(s)"). If you elect to use the earnings sweep, you may select either the Fixed Option or the Money Market Subaccount as your sweep option. The Account Value of your sweep option will be required to be at least $10,000 when you elect the earnings sweep. You may select one or more Variable Investment Options (but not the Money Market Subaccount) as your target option(s).

You may choose to have earnings sweeps occur monthly, quarterly, semi-annually or annually until you annuitize. At each earnings sweep, we will automatically transfer your accumulated Earnings attributable to your sweep option for the previous period proportionately to your target option(s). That is, if you select a monthly earnings sweep, we will transfer the sweep option Earnings from the preceding month; if you select a semi-annual earnings sweep, we will transfer the sweep option Earnings accumulated over the preceding six months. Earnings sweep transfers are subject to the same requirements and limitations as other transfers. For the purpose of determining Earnings, transfers, withdrawals, and any applicable annual fees, transaction fees, and charges for premium taxes and/or other taxes imposed on your sweep option will first be attributed to that sweep option's earnings on a last in, first out basis, and then to amounts allocated or transferred to that sweep option.

Procedures for selecting the earnings sweep are generally the same as those discussed in detail above for selecting dollar cost averaging and portfolio rebalancing: You may make your request at any time and it will be effective when we receive it in good form. If you stop the earnings sweep, you must wait 30 days to begin again. You may specify a date for your first sweep, or we will treat your request as if you selected the request's effective date. If you specify a date fewer than 30 days after your Contract Date, your first earnings sweep will be delayed one month, and if you request the earnings sweep on your Application but do not specify a date for the first sweep, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging.

If you are using the earnings sweep, you may also use portfolio rebalancing only if you select the Fixed Option as your sweep option. You may not use the earnings sweep and dollar cost averaging at the same time. We may change, terminate or suspend the earnings sweep option at any time.

PRE-AUTHORIZED WITHDRAWALS

You may specify a dollar amount for your pre-authorized withdrawals, or you may specify a percentage of your Contract Value or an Account Value. You may direct us to make your pre-authorized withdrawals from one or more specific Investment Options; if you do not give us these specific directions, amounts will be deducted proportionately from your Account Value in each Investment Option.

Procedures for selecting pre-authorized withdrawals are generally the same as those discussed in detail above for selecting dollar cost averaging, portfolio rebalancing, and earnings sweeps: You may make your request at any time and it will be effective when we receive it in good form. If you stop the pre-authorized withdrawals, you must wait 30 days to begin again. You may specify a date for the first withdrawal, or we will treat your request as if you selected the request's effective date. If you specify a date fewer than 30 days after your Contract Date, your first pre-authorized withdrawal will be delayed one month, and if you request pre-authorized withdrawals on your Application but do not specify a date for the first withdrawal, it will occur one period after your Contract Date.

If your pre-authorized withdrawals cause your Account Value in any Investment Option to fall below any minimum Account Value we may establish, we have the right, at our option, to transfer that remaining Account Value to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. If your pre-authorized withdrawals cause your Contract Value to fall below $1,000, we may, at our option, terminate your Contract and send you the remaining withdrawal proceeds.

Each pre-authorized withdrawal is subject to any applicable charge for premium taxes and/or other taxes, to federal income tax on its taxable portion, and, if you have not reached age 59 1/2, a 10% tax penalty.

DEATH BENEFIT

Any death benefit payable will be calculated as of the date we receive proof (in good form) of the Annuitant's death (or, if applicable, the Contract Owner's death) and instructions regarding payment; any claim of a death benefit must be made in writing and in a form satisfactory to us. A recipient of death benefit proceeds may elect to have this benefit paid in one lump sum, in periodic payments, in the form of a lifetime annuity or in some combination of these. Annuity payments will begin within 30 days once we receive all information necessary to process the claim.

If your Contract names Joint or Contingent Annuitants, no death benefit will be payable unless and until the last Annuitant dies prior to the Annuity Date or a Contract Owner dies prior to the Annuity Date. If yours is a Qualified Contract, your Contingent Annuitant or Contingent Owner must be your spouse.

Death of an Annuitant

If a Joint Annuitant who is not a Contract Owner dies prior to the Annuity Date, the surviving Joint Annuitant becomes your Annuitant. If your Annuitant is not a Contract Owner and dies, or if there is no surviving Joint Annuitant, your surviving Contingent Annuitant becomes your Annuitant. If there is no surviving Contingent Annuitant, the death benefit becomes payable.

Any death benefit payable on the death of your Annuitant is payable to the surviving Beneficiary. If no Beneficiary survives, any death benefit is payable to the Annuitant's estate.

Death of a Contract Owner

If any Contract Owner dies prior to the Annuity Date while the Annuitant is still living, a death benefit may be payable. If that Contract Owner was the sole Annuitant or a Joint Annuitant under the Contract, the death benefit will be payable to the surviving Beneficiary, or to that Annuitant's estate if no Beneficiary survives. If that Contract Owner was not an Annuitant under the Contract, the death benefit will be payable to the surviving Joint Owner of your Contract, if there is one; if not, the death benefit will be payable to the surviving Contingent Owner, if there is one; if not the death benefit will be payable to the surviving Beneficiary, or to the Annuitant or the Annuitant's estate if no Beneficiary survives. If the Joint or Contingent Owner is the deceased Contract Owner's surviving spouse, he or she may elect to become the Contract Owner and continue the Contract rather than receive the death benefit proceeds.

JOINT ANNUITANTS ON QUALIFIED CONTRACTS

If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 ("ERISA") and you change your marital status after your Contract Date, you may be permitted to add a Joint Annuitant on your Annuity Date and to change your Joint Annuitant. Generally speaking, you may be permitted to add a new spouse as a Joint Annuitant, and you may be permitted to remove a Joint Annuitant who is no longer your spouse. You may call Pacific Mutual for more information.

1035 EXCHANGES

You may make your initial Purchase Payment through an exchange of an existing annuity contract. To exchange, you must complete a 1035 Exchange form, which is available by calling 1-800-722-2333, and mail the form along with the annuity contract you are exchanging (plus your completed application if you are making an initial Purchase Payment) to us.

In general terms, Section 1035 of the Internal Revenue Code of 1986, as amended (the "Code"), provides that you recognize no gain or loss when you exchange one annuity contract solely for another annuity contract. However, transactions under Section 1035 may be subject to special rules and may require special procedures and recordkeeping, particularly if the exchanged annuity contract was issued prior to August 14, 1982. You should consult your tax adviser prior to effecting a 1035 Exchange.

SAFEKEEPING OF ASSETS

Pacific Mutual is responsible for the safekeeping of the assets of the Separate Account. These assets are held separate and apart from the assets of Pacific Mutual's general account and its other separate accounts.

PARTICIPATING

The Contract is participating and will share in the surplus earnings of Pacific Mutual. However, the current dividend scale is zero and Pacific Mutual does not anticipate that dividends will be paid. If any dividend is paid, the Contract Owner may elect to receive the dividend in cash or to add the dividend to the Contract's Contract Value. If no election is made by the Contract Owner, the dividend will be added to the Contract Value. Pacific Mutual will allocate any dividend to Contract Value in accordance with the Owner's most recent allocation instructions, unless instructed. The Owner should consult with his or her tax adviser before making an election.

                             FINANCIAL STATEMENTS

Separate Account A has not yet commenced operations and therefore no financial statements are included. Pacific Mutual's audited financial statements as of and for the years ended December 31, 1994 and 1993, and unaudited financial statements as of June 30, 1995 and for the six months ended June 30, 1995 and 1994, are set forth below. These financial statements should be considered only as bearing on the ability of Pacific Mutual to meet its obligations under the Contracts and not as bearing on the investment performance of the assets held in the Separate Account.


The financial statements of Pacific Mutual as of and for the years ended December 31, 1994 and 1993 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein.

                     PACIFIC MUTUAL LIFE INSURANCE COMPANY

                         UNAUDITED FINANCIAL STATEMENTS
                              AS OF JUNE 30, 1995
              AND FOR THE SIX MONTHS ENDED JUNE 30, 1995 AND 1994

                     PACIFIC MUTUAL LIFE INSURANCE COMPANY

                        STATEMENT OF FINANCIAL POSITION
                                  (UNAUDITED)

                                                                  JUNE 30, 1995
                                                                  --------------
                                                                  (IN THOUSANDS)
                             ASSETS
Bonds............................................................  $ 6,990,684
Preferred stocks.................................................      142,982
Common stocks....................................................       65,722
Unconsolidated subsidiaries......................................      194,761
Mortgage loans...................................................    1,395,877
Real estate......................................................      163,570
Home office properties...........................................       50,864
Policy loans.....................................................    2,352,930
Cash and short-term investments..................................      365,449
Investment income due and accrued................................      144,609
Premiums due and uncollected, and other assets...................      179,920
Separate account assets..........................................    4,305,992
                                                                   -----------
    Total Assets.................................................  $16,353,360
                                                                   ===========
                     LIABILITIES AND SURPLUS
Liabilities
  Policy reserves................................................  $ 6,785,662
  Deposit funds..................................................    3,536,023
  Other liabilities..............................................      870,316
  Asset valuation reserve........................................      193,145
  Separate account liabilities...................................    4,305,992
                                                                   -----------
Total liabilities................................................   15,691,138
Surplus..........................................................      662,222
                                                                   -----------
    Total Liabilities and Surplus................................  $16,353,360
                                                                   ===========


                        See Note to Financial Statements

                     PACIFIC MUTUAL LIFE INSURANCE COMPANY

                      STATEMENTS OF OPERATIONS AND SURPLUS
                                  (UNAUDITED)

                                                           SIX MONTHS ENDED
                                                               JUNE 30,
                                                         ---------------------
                                                            1995       1994
                                                         ---------- ----------
                                                            (IN THOUSANDS)
REVENUES
 Premiums, annuity considerations and deposit funds..... $1,469,814 $1,024,357
 Net investment income..................................    466,763    432,035
 Other income...........................................     16,139     11,906
                                                         ---------- ----------
  Total Revenues........................................  1,952,716  1,468,298
                                                         ---------- ----------
BENEFITS AND EXPENSES
 Current and future policy benefits.....................  1,733,018  1,272,148
 Operating expenses.....................................    120,853    112,481
 Premium and other taxes (excluding tax on capital
  gains)................................................     15,077     15,024
 Dividends to policyowners..............................      9,363      8,889
                                                         ---------- ----------
  Total Benefits and Expenses...........................  1,878,311  1,408,542
                                                         ---------- ----------
Income before Federal income taxes......................     74,405     59,756
Federal income taxes....................................     45,127     17,003
                                                         ---------- ----------
Net gain from operations................................     29,278     42,753
Net realized capital gains..............................      2,148      6,537
                                                         ---------- ----------
NET INCOME.............................................. $   31,426 $   49,290
                                                         ========== ==========
SURPLUS
Net income.............................................. $   31,426 $   49,290
Other surplus transactions, net.........................      3,172    (36,697)
                                                         ---------- ----------
Increase in surplus.....................................     34,598     12,593
Surplus, beginning of period............................    627,624    582,776
                                                         ---------- ----------
SURPLUS, END OF PERIOD.................................. $  662,222 $  595,369
                                                         ========== ==========


                        See Note to Financial Statements

                     PACIFIC MUTUAL LIFE INSURANCE COMPANY

                            STATEMENTS OF CASH FLOW
                                  (UNAUDITED)

                                                          SIX MONTHS ENDED
                                                              JUNE 30,
                                                       ------------------------
                                                          1995         1994
                                                       -----------  -----------
                                                           (IN THOUSANDS)
CASH FLOW FROM OPERATIONS
Receipts
  Premiums, annuity considerations and deposit funds.  $ 1,456,159  $   786,063
  Net investment income..............................      390,390      343,799
  Allowances and reserve adjustments on reinsurance
   ceded.............................................       28,352      254,737
Payments
  Policy benefit payments............................     (791,899)    (579,351)
  Net policy loans...................................      (40,440)    (129,324)
  Operating expenses.................................     (129,968)     (82,273)
  Net transfer to separate accounts..................     (476,532)    (167,744)
  Premium and other taxes............................      (24,477)     (21,394)
  Dividends to policyowners..........................       (9,545)      (9,338)
  Federal income tax.................................      (14,230)     (22,736)
Other applications, net..............................      (23,467)     (23,090)
                                                       -----------  -----------
NET CASH FLOW FROM OPERATIONS........................      364,343      349,349
                                                       -----------  -----------
CASH FLOW FROM INVESTMENTS
Proceeds
  Bonds..............................................    1,080,201    1,671,810
  Stocks.............................................       74,947       69,734
  Mortgage loans.....................................      129,865      215,735
  Real estate........................................        3,412        2,385
  Other investments..................................       59,310       12,450
Payments for the purchase of
  Bonds..............................................   (1,363,710)  (2,017,337)
  Stocks.............................................      (87,817)     (67,970)
  Mortgage loans.....................................     (115,727)    (112,223)
  Real estate........................................       (1,422)      (3,691)
  Other investments..................................      (33,979)     (70,872)
                                                       -----------  -----------
NET CASH FLOW USED FOR INVESTMENTS...................     (254,920)    (299,979)
                                                       -----------  -----------
CASH FLOW FROM BORROWINGS............................      158,281            0
                                                       -----------  -----------
Increase in cash and short-term investments..........      267,704       49,370
Cash and short-term investments, beginning of period.       97,745      342,401
                                                       -----------  -----------
CASH AND SHORT-TERM INVESTMENTS, END OF PERIOD.......  $   365,449  $   391,771
                                                       ===========  ===========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
  Interest paid......................................  $     7,651  $    13,782
                                                       ===========  ===========

                        See Note to Financial Statements

                     PACIFIC MUTUAL LIFE INSURANCE COMPANY

                          NOTE TO FINANCIAL STATEMENTS
                                 JUNE 30, 1995

                                  (UNAUDITED)

1. BASIS OF PRESENTATION

  The information set forth in the statement of financial position as of June 30, 1995 and the statements of operations and surplus and of cash flow for the six months ended June 30, 1995 and June 30, 1994 is unaudited. The information reflects all adjustments, consisting only of normal recurring adjustments, that, in the opinion of management, are necessary to present fairly the financial position and results of operations of Pacific Mutual Life Insurance Company ("Pacific Mutual") for the periods indicated. Results of operations for the interim periods are not necessarily indicative of the results of operations for the full year. For further information, refer to the financial statements and footnotes thereto included in Pacific Mutual's audited financial statements for the years ended December 31, 1994 and December 31, 1993.

  In April 1993, the Financial Accounting Standards Boards ("FASB") issued Interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (the "Interpretation"). The Interpretation was amended by Statement of Financial Accounting Standards No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises for Certain Long-Duration Participating Contracts," ("SFAS No. 120") which was issued in January 1995, to further clarify the accounting for mutual life insurance companies and to defer the effective date of general provisions of the Interpretation to fiscal years beginning after December 15, 1995. SFAS No. 120 did not change the disclosure of other transition provisions of the Interpretation. The Interpretation does not preclude mutual life insurance enterprises from issuing financial statements prepared under statutory accounting practices but concludes that those financial statements should not be described as being prepared in conformity with generally accepted accounting principles ("GAAP"). Upon the effective date of the Interpretation, in order for their financial statements to be described as being prepared in accordance with GAAP, mutual life insurance companies and their subsidiaries will be required to adopt all applicable authoritative GAAP pronouncements in any general purpose financial statements that they may elect to issue. Pacific Mutual has not quantified the effects of the application of the Interpretation on its financial statements since the company has not yet determined whether for general purposes it will continue to issue statutory financial statements or statements adopting all applicable authoritative GAAP pronouncements.

                     PACIFIC MUTUAL LIFE INSURANCE COMPANY

                       AUDITED FINANCIAL STATEMENTS AS OF
               AND FOR THE YEARS ENDED DECEMBER 31, 1994 AND 1993

INDEPENDENT AUDITORS' REPORT

Pacific Mutual Life Insurance Company:

  We have audited the accompanying statements of financial position of Pacific Mutual Life Insurance Company as of December 31, 1994 and 1993, and the related statements of operations and surplus and of cash flow for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements present fairly, in all material respects, the financial position of Pacific Mutual Life Insurance Company as of December 31, 1994 and 1993 and the results of its operations and its cash flow for the years then ended in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of California and with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
Costa Mesa, California
February 21, 1995

                     Pacific Mutual Life Insurance Company

                        STATEMENTS OF FINANCIAL POSITION

                                                      December 31,
                                                    1994        1993
------------------------------------------------------------------------
                                                     (In Thousands)
ASSETS
  Bonds                                          $ 6,669,853 $ 5,899,646
  Preferred stocks                                   132,604     143,016
  Common stocks                                       57,874      71,086
  Unconsolidated subsidiaries                        196,401     141,611
  Mortgage loans                                   1,421,182   1,611,400
  Real estate                                        157,507     134,257
  Home office properties                              51,419      52,115
  Policy loans                                     2,312,455   1,960,162
  Cash and short-term investments                     97,745     342,401
  Investment income due and accrued                  125,534     125,783
  Premiums due and uncollected, and other assets     245,243     143,669
  Separate account assets                          3,260,374   2,720,997
------------------------------------------------------------------------
TOTAL ASSETS                                     $14,728,191 $13,346,143
------------------------------------------------------------------------
LIABILITIES AND SURPLUS
Liabilities
  Policy reserves                                $ 6,476,634 $ 5,807,708
  Deposit funds                                    3,298,915   3,485,440
  Other liabilities                                  885,638     583,989
  Asset valuation reserve                            179,006     165,251
  Separate account liabilities                     3,260,374   2,720,979
------------------------------------------------------------------------
Total Liabilities                                 14,100,567  12,763,367
Surplus                                              627,624     582,776
------------------------------------------------------------------------
TOTAL LIABILITIES AND SURPLUS                    $14,728,191 $13,346,143
------------------------------------------------------------------------

See Notes to Financial Statements

                     Pacific Mutual Life Insurance Company

                      STATEMENTS OF OPERATIONS AND SURPLUS

                                                    Years Ended December 31,
                                                        1994          1993
-------------------------------------------------------------------------------
                                                         (In Thousands)
REVENUES
  Premiums, annuity considerations and deposit
   funds                                            $  2,180,409  $  2,325,160
  Net investment income                                  879,116       879,931
  Other income                                             5,073         4,959
-------------------------------------------------------------------------------
TOTAL REVENUES                                         3,064,598     3,210,050
-------------------------------------------------------------------------------
BENEFITS AND EXPENSES
  Current and future policy benefits                   2,686,406     2,818,344
  Operating expenses                                     222,203       218,387
  Premium and other taxes (excluding tax on capital
   gains)                                                 28,715        26,057
  Dividends to policyowners                               17,162        17,609
-------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                            2,954,486     3,080,397
-------------------------------------------------------------------------------
INCOME BEFORE FEDERAL INCOME TAXES                       110,112       129,653
Federal income taxes                                      41,510        22,367
-------------------------------------------------------------------------------
NET GAIN FROM OPERATIONS                                  68,602       107,286
NET REALIZED CAPITAL GAINS                                12,424        11,226
-------------------------------------------------------------------------------
NET INCOME                                          $     81,026  $    118,512
-------------------------------------------------------------------------------
SURPLUS
Net income                                          $     81,026  $    118,512
Contribution certificates                                              149,589
Other surplus transactions, net                          (36,178)      (57,012)
-------------------------------------------------------------------------------
Increase in surplus                                       44,848       211,089
Surplus, beginning of year                               582,776       371,687
-------------------------------------------------------------------------------
SURPLUS, END OF YEAR                                $    627,624  $    582,776
-------------------------------------------------------------------------------

See Notes to Financial Statements

                     Pacific Mutual Life Insurance Company

                            STATEMENTS OF CASH FLOW

                                                      Years Ended December 31,
                                                        1994         1993
------------------------------------------------------------------------------
                                                         (In Thousands)
CASH FLOW FROM OPERATIONS
Receipts
  Premiums, annuity considerations and deposit funds $ 1,687,583  $ 2,065,646
  Net investment income                                  809,791      839,682
  Allowances and reserve adjustments on reinsurance
   ceded                                                 491,363      230,995
  Other                                                   23,862        9,965
Payments
  Policy benefit payments                             (1,408,650)  (1,530,086)
  Net policy loans                                      (352,358)    (436,216)
  Operating expenses                                    (247,437)    (204,768)
  Net transfer to separate accounts                     (594,284)    (922,130)
  Premium and other taxes                                (34,795)     (24,785)
  Dividends to policyowners                              (17,319)     (17,641)
  Federal income tax                                     (23,995)     (87,162)
------------------------------------------------------------------------------
NET CASH FLOW FROM OPERATIONS                            333,761      (76,500)
------------------------------------------------------------------------------
CASH FLOW FROM INVESTMENTS
Proceeds
  Bonds                                                2,937,210    2,696,822
  Stocks                                                 139,785      346,072
  Mortgage loans                                         390,642      408,238
  Real estate                                             20,163       90,389
  Other investments                                       47,132       94,874
Payments for the purchase of
  Bonds                                               (3,673,859)  (3,174,986)
  Stocks                                                (126,823)    (278,932)
  Mortgage loans                                        (230,859)    (131,841)
  Real estate                                            (17,466)      (7,087)
  Other investments                                     (114,106)     (37,844)
------------------------------------------------------------------------------
NET CASH FLOW FROM INVESTMENTS                          (628,181)       5,705
------------------------------------------------------------------------------
CASH FLOW FROM BORROWINGS                                 49,764
------------------------------------------------------------------------------
CASH FLOW FROM CONTRIBUTION CERTIFICATES                              149,589
------------------------------------------------------------------------------
Increase (decrease) in cash and short-term invest-
 ments                                                  (244,656)      78,794
Cash and short-term investments, beginning of year       342,401      263,607
------------------------------------------------------------------------------
CASH AND SHORT-TERM INVESTMENTS, END OF YEAR         $    97,745  $   342,401
------------------------------------------------------------------------------
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
  Interest paid                                      $    22,120  $     8,054
------------------------------------------------------------------------------

See Notes to Financial Statements

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

  DESCRIPTION OF BUSINESS

  Pacific Mutual Life Insurance Company ("Pacific Mutual") was established in 1868. Its core business consists of life insurance, annuity and pension products. In addition, Pacific Mutual provides other insurance, employee benefits and investment management and advisory services through its subsidiaries.

  BASIS OF PRESENTATION

  Pacific Mutual's financial statements are based on accounting practices prescribed or permitted by the Insurance Department of the State of California, which are currently considered generally accepted accounting principles for mutual life insurance companies. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The financial statements of Pacific Mutual are not consolidated with those of its subsidiaries.

  In April 1993, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (the "Interpretation"). The Interpretation was amended by Statement of Financial Accounting Standards No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises for Certain Long-Duration Participating Contracts," ("SFAS No. 120") which was issued in January 1995, to further clarify the accounting for mutual life insurance companies and to defer the effective date of the general provisions of the Interpretation to fiscal years beginning after December 15, 1995. SFAS No. 120 did not change the disclosure of other transition provisions of the Interpretation. The Interpretation does not preclude mutual life insurance enterprises from issuing financial statements prepared under statutory accounting practices but concludes that those financial statements should not be described as being prepared in conformity with generally accepted accounting principles ("GAAP"). Upon the effective date of the Interpretation, in order for their financial statements to be described as being prepared in accordance with GAAP, mutual life insurance companies and their subsidiaries will be required to adopt all applicable authoritative GAAP pronouncements in any general purpose financial statements that they may elect to issue. Pacific Mutual has not quantified the effects of the application of the Interpretation on its financial statements since the company has not yet determined whether for general purposes it will continue to issue statutory financial statements or statements adopting all applicable authoritative GAAP pronouncements.

  CHANGE IN ACCOUNTING POLICIES

  During 1993, Pacific Mutual implemented the accrual method of accounting for the costs of its postretirement health care and life insurance plans as prescribed by the Insurance Department of the State of California. This change is more fully described in Note 10.

  INVESTMENTS

  Investments in bonds are carried at amortized cost. Preferred stocks are principally stated at amortized cost. Common stocks are carried at market value. Investments in unconsolidated subsidiaries are reported on the equity method of accounting, except for PCL (Note 2) which is carried at cost.

  Mortgage loans and policy loans are stated at unpaid principal balances. Real estate is valued at the lower of depreciated cost or market, less related mortgage debt. Real estate is depreciated using the straight-line method over 30 years.

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

  Short-term investments generally mature within a year and are carried at amortized cost which approximates estimated fair value.

  The Asset Valuation Reserve ("AVR") is computed in accordance with a prescribed formula and is designed to stabilize surplus against valuation and credit-related losses for certain invested assets. Changes to the AVR are reported as direct additions or deductions from surplus. The Interest Maintenance Reserve ("IMR") included in other liabilities on the accompanying statements of financial position, results in the deferral of after-tax realized capital gains and losses attributable to interest rate fluctuations on fixed income investments and these capital gains and losses are amortized into investment income over the remaining life of the investment sold. The IMR was $13.1 million and $22.4 million as of December 31, 1994 and 1993, respectively.

  Net realized capital gains and losses are determined on the specific identification method and are presented net of federal capital gains tax of $2.2 million and $16.9 million and transfers to the IMR of $(.4) million and $22.4 million for the years ended December 31, 1994 and 1993, respectively.

  Derivatives which qualify for hedge accounting are valued consistently with the hedged items. Realized gains and losses on fixed income contracts are deferred and amortized over the average life of the related hedged assets or insurance liabilities. Realized gains and losses on equity securities, which are marked to market, are recognized immediately. Derivatives which do not qualify for hedge accounting are valued at market value through surplus while still held and through income when realized.

  On November 15, 1994, Pacific Financial Asset Management Corporation, a wholly-owned, second-tier subsidiary of Pacific Mutual and five of its subsidiaries (Pacific Investment Management Company and subsidiaries, Parametric Portfolio Associates, Inc., Cadence Capital Management Corporation, NFJ Investment Group, Inc. and Blairlogie Capital Management Limited) entered into an agreement and plan of consolidation with Thomson Advisory Group L.P., a Delaware limited partnership with publicly traded units, to merge into a newly capitalized partnership named PIMCO Advisors L.P. Substantially all operations of these entities and net assets of $20.9 million were contributed in exchange for approximately 42% of the newly issued partnership units.

  POLICY RESERVES AND DEPOSIT FUNDS

  Life insurance reserves are valued using the net level premium method, the Commissioners' Reserve Valuation Method, or other modified reserve methods.

  Reserves for individual annuities are maintained principally on the Commissioners' Annuity Reserve Valuation Method. Group annuity contract reserves are valued using the net single premium method.

  The liability for deposit funds, including guaranteed interest contracts, is based primarily upon, and is not less than, the policyowners' equity in their deposit accounts, including credited interest.

  REVENUES AND EXPENSES

  Premiums are recognized as income over the premium paying period. Deposits made in connection with annuity contracts are recognized as revenue when received. Investment income is recorded as earned.

  Expenses, including policy acquisition costs such as commissions, are charged to operations as incurred.

  DIVIDENDS

  Dividends are provided based on dividend formulas approved by the Board of Directors and reviewed for reasonableness and equitable treatment of policyowners by an independent consulting actuary.

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

  FEDERAL INCOME TAXES

  Pacific Mutual is taxed as a life insurance company for Federal income tax purposes. Pacific Mutual's income tax return is consolidated with all its domestic subsidiaries except PCL. The amount of federal income tax expense includes an equity tax calculated by a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies. The difference between the effective tax rate and the statutory tax rate of 35% for 1994 and 1993 is primarily due to certain policy acquisition costs being deferred and amortized over a ten-year period for tax purposes, reserve differences, non-taxable investment income and the equity tax for 1994.

  OTHER SURPLUS TRANSACTIONS

  Other surplus transactions consist primarily of unrealized capital gains and losses, changes in nonadmitted assets, and changes in the AVR.

  SEPARATE ACCOUNTS

  Separate account assets are recorded at market value and the related liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The investment results of separate account assets generally pass through to separate account policy owners and contract owners.

  FAIR VALUE OF FINANCIAL INSTRUMENTS

  The estimated fair values of financial instruments disclosed in Notes 3 and 4 have been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts Pacific Mutual could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

  RECLASSIFICATIONS

  Certain prior year amounts have been reclassified to conform to the 1994 financial statement presentation.

2. REHABILITATION OF FIRST CAPITAL LIFE INSURANCE COMPANY

  Pursuant to a five-year rehabilitation agreement approved by a California Superior Court and the Insurance Department of the State of California in July 1992, Pacific Mutual, through its wholly-owned subsidiary, Pacific Corinthian Life Insurance Company ("PCL"), will facilitate the rehabilitation of First Capital Life Insurance Company ("FCL"). In accordance with the rehabilitation agreement, insurance policies of FCL were restructured and assumed by PCL on December 31, 1992.

  The rehabilitation agreement provides for the holders of restructured policies to share in a substantial percentage of the unallocated surplus of PCL at the end of the rehabilitation period. Policyholders have the option to surrender their restructured policies with reduced benefits during this five-year period. During the rehabilitation plan period, PCL is prohibited from issuing new insurance policies. At the end of the rehabilitation period, PCL will merge into Pacific Mutual, with Pacific Mutual as the surviving entity. Substantially all of the assets and certain of the liabilities of FCL were assumed by PCL on December 31, 1992 pursuant to an assumption reinsurance agreement and asset purchase agreement.

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS

2. REHABILITATION OF FIRST CAPITAL LIFE INSURANCE COMPANY (CONTINUED)

  In accordance with the rehabilitation agreement, PCL was capitalized by a cash contribution of $8.3 million from Pacific Mutual and a $45 million certificate of contribution provided by Pacific Financial Holding Company, a wholly-owned subsidiary of Pacific Mutual, for a total of $53.3 million initial capitalization.

  In the event PCL is unable to pay contract benefits, Pacific Mutual is obligated to contribute funds to pay those benefits in accordance with the rehabilitation agreement.

3.INVESTMENTS IN DEBT SECURITIES

  The statement value, gross unrealized gains and losses and estimated fair value of bonds and redeemable preferred stocks ("debt securities"), including short-term investments, are shown below. The estimated fair value of publicly traded securities was based on quoted market prices. For securities not actively traded, estimated fair values were provided by independent pricing services specializing in "matrix pricing" and modeling techniques. Pacific Mutual also estimates certain fair values based on interest rates, credit quality and average maturity or from securities with comparable trading characteristics.

                                             Gross Unrealized
                                  Statement  -----------------  Estimated
                                    Value     Gains    Losses  Fair Value
                                    ---------------------------------------
                                              (In Thousands)
   December 31, 1994:
   U.S. Treasury securities and
    obligations of U.S.
    government authorities and
    agencies                      $  216,201 $  1,064 $ 37,113 $  180,152
   Obligations of states,
    political subdivisions and
    foreign governments              321,798    5,371   16,309    310,860
   Corporate securities            3,771,271  104,311  160,712  3,714,870
   Mortgage-backed securities      2,480,307   28,911   81,147  2,428,071
   Redeemable preferred stock         81,026      343    5,031     76,338
                                 ------------------------------------------
   Total                          $6,870,603 $140,000 $300,312 $6,710,291
                                 ------------------------------------------
   December 31, 1993:
   U.S. Treasury securities and
    obligations of U.S.
    government authorities and
    agencies                      $  482,104 $ 10,227 $  6,788 $  485,543
   Obligations of states,
    political subdivisions and
    foreign governments              194,819   16,520      296    211,043
   Corporate securities            3,328,988  338,039    6,114  3,660,913
   Mortgage-backed securities      2,248,574  120,947   10,875  2,358,646
   Redeemable preferred stock         88,456    3,314      359     91,411
                                 ------------------------------------------
   Total                          $6,342,941 $489,047 $ 24,432 $6,807,556
                                 ------------------------------------------

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS

3. INVESTMENTS IN DEBT SECURITIES (CONTINUED)

  The statement value and estimated fair value of debt securities as of December 31, 1994 by contractual repayment date of principal are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                      Estimated
                                          Statement     Fair
                                            Value       Value
                                         ------------------------
                                               (In Thousands)
  Due in one year or less                 $  429,348 $  414,074
  Due after one year through five years    1,349,078  1,343,824
  Due after five years through ten years   1,340,882  1,299,969
  Due after ten years                      1,270,988  1,224,353
                                         ------------------------
                                           4,390,296  4,282,220
  Mortgage-backed securities               2,480,307  2,428,071
                                         ------------------------
  Total                                   $6,870,603 $6,710,291
                                         ------------------------

  Proceeds from sales of investments in debt securities were $1.5 billion and $1.2 billion for the years ended December 31, 1994 and 1993, respectively. In 1994 and 1993, gross gains of $30 million and $53 million and gross losses of $43 million and $2 million, respectively, were realized on those sales.

4. FINANCIAL INSTRUMENTS

  The estimated fair values of Pacific Mutual's financial instruments, including debt securities, are as follows:

                               December 31, 1994       December 31, 1993
                              Statement  Estimated   Statement   Estimated
                                Value    Fair Value    Value    Fair Value
                             ----------------------------------------------
                                              (In Thousands)
  Assets:
   Debt securities (See note
    3)                        $6,870,603 $6,710,291  $6,342,941 $6,807,556
   Preferred and common
    stocks                       109,458    116,993     125,646    143,090
   Mortgage loans              1,421,182  1,452,596   1,611,400  1,692,700
   Policy loans                2,312,455  2,312,455   1,960,162  1,960,162
   Derivative financial
    instruments:
    Interest rate swaps              121    (24,809)                25,641
    Other                          2,672     (2,822)     10,116     47,118
  Liabilities:
   Guaranteed interest
    contracts                  2,635,356  2,614,961   2,586,538  2,669,666
   Deposit liabilities           871,548    833,274     929,748    977,285
   Other derivative
    financial instruments          2,270      2,128         440
  Contribution certificates      149,593    124,313     149,589    153,480

  The following methods and assumptions were used to estimate the fair values of these financial instruments as of December 31, 1994 and 1993:

  PREFERRED AND COMMON STOCKS

  The estimated fair values are based on quoted market prices or dealer quotes.

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS

4. FINANCIAL INSTRUMENTS (CONTINUED)

  MORTGAGE LOANS

  The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality and average maturity of the composite portfolio.

  POLICY LOANS

  The statement value of policy loans is a reasonable estimate of their fair values.

  GUARANTEED INTEREST CONTRACTS AND DEPOSIT LIABILITIES

  The estimated fair values of fixed-maturity guaranteed interest contracts are estimated using the rates currently offered for deposits of similar remaining maturities. The estimated fair values of deposit liabilities with no defined maturities are the amounts payable on demand.

  Pacific Mutual has issued PRO GIC and Diversifier GIC contracts to plan sponsors totaling $749 million as of December 31, 1994, pursuant to the terms of which the plan sponsor retains direct ownership and control of the assets related to these contracts. Pacific Mutual agrees to provide benefit responsiveness in the event that plan benefit requests exceed plan cash flows. In return for this guarantee, Pacific Mutual receives a fee which varies by contract. Pacific Mutual sets the investment guidelines to provide for appropriate credit quality and cash flow matching.

  DERIVATIVE FINANCIAL INSTRUMENTS

  Pacific Mutual utilizes certain derivative financial instruments to diversify its business risk and to minimize its exposure to fluctuations in market prices and interest rates. Pacific Mutual has also set aside a corporate total return portfolio utilizing derivative financial instruments. These instruments include interest rate and currency swaps, forwards, options held, options written, and futures contracts, and involve elements of credit risk and market risk in excess of amounts recognized in the accompanying financial statements. The notional amounts of those instruments reflect the extent of involvement in those various types of financial instruments. The estimated fair values of these instruments are based on market or dealer quotes. Pacific Mutual determines, on an individual counterparty basis, the need for collateral or other security to support financial instruments with off-balance-sheet credit risks.

  Options and Floors

  Pacific Mutual uses options and floors to hedge against fluctuations in interest rates and in its corporate total return portfolio. Cash requirements on options held are limited to the premium paid by Pacific Mutual at acquisition. Pacific Mutual uses written options on a limited basis consisting primarily of covered calls. Gains and losses on covered calls are offset by gains and losses on the underlying position. Options and floors held are reported as assets and options written are reported as liabilities. As of December 31, 1994, the notional amount of options held and options written approximated $1.5 billion and $42 million, respectively. Option contracts mature during fiscal years 1995 through 2000.

  Interest Rate Swap Contracts

  Pacific Mutual has entered into interest rate swap contracts to reduce the impact of changes in interest rates on its variable short-term and long-term investments. These contracts effectively change the interest rate exposure on variable rate notes to fixed rates which range from 1.9% to 8.6% as of December 31, 1994, and from 1.9% to 12.2% as of December 31, 1993. Interest rate swap contracts mature during fiscal years 1996 through 2013. As of December 31, 1994 and 1993, interest rate swap contracts outstanding with financial institutions had a total notional amount of $477 million and $770 million, respectively.

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS

4. FINANCIAL INSTRUMENTS (CONTINUED)

  Foreign Currency Exchange Contracts

  Pacific Mutual enters into foreign currency exchange contracts that are used to hedge against fluctuations in foreign currency-denominated assets and related income. Gains and losses on such agreements offset currency gains and losses on the related assets. As of December 31, 1994, the notional amount of foreign currency exchange contracts approximated $35 million. Foreign currency exchange contracts expire during fiscal years 1995 through 1999.

  Future Contracts

  Pacific Mutual uses exchange-traded futures contracts for asset and liability management of fixed maturity securities and insurance liabilities and for hedging market fluctuations on equity securities. Price changes on futures are settled daily through the daily margin cash flows. As of December 31, 1994 and 1993, the notional amounts of futures contracts were $163 million and $573 million, respectively. The notional amounts of the contracts do not represent future cash requirements, as Pacific Mutual intends to close out open positions prior to expiration.

  CONTRIBUTION CERTIFICATES

  The estimated fair value of contribution certificates is based on market quotes.

5. CONCENTRATION OF CREDIT RISK

  Pacific Mutual manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approvals, limits and monitoring procedures. Real estate and mortgage loan investments are diversified by geographic location and property type. Management believes that significant concentrations of credit risk do not exist.

  Pacific Mutual is exposed to credit loss in the event of nonperformance by the other parties to the interest rate swaps contracts and other derivative securities. However, Pacific Mutual does not anticipate nonperformance by the counterparties.

6. UNCONSOLIDATED SUBSIDIARIES

  Pacific Mutual's subsidiary operations primarily include other life and health insurance and investment management and advisory services. As of December 31, 1994 and 1993, subsidiary assets, including PCL, were $4.5 billion and $4.4 billion, respectively, and liabilities were $4.2 billion as of December 31, 1994 and 1993.

  Revenue and net income, including PCL, were $1.1 billion and $75 million for the year ended December 31, 1994, and $1.0 billion and $57 million for the year ended December 31, 1993. Dividends from subsidiaries totaled $2 million and $24 million for the years ended December 31, 1994 and 1993, respectively. All earnings of the subsidiaries, excluding PCL, and excluding capital gains, are included in net investment income.

7. BORROWINGS

  Pacific Mutual borrows for short-term needs by issuing commercial paper. Approximately $50 million was outstanding as of December 31, 1994, bearing an interest rate of 5.86%, and was repaid in January, 1995. There were no commercial paper borrowings outstanding as of December 31, 1993.

  In addition, Pacific Mutual had available lines of credit totaling approximately $250 million and $300 million as of December 31, 1994 and 1993, respectively. There were no borrowings outstanding as of December 31, 1994 and 1993.

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS

8. CONTRIBUTION CERTIFICATES

   On December 30, 1993, Pacific Mutual issued $150 million of Contribution Certificates (the "Certificates"), also referred to as Surplus Notes, at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually. The Certificates may not be redeemed at the option of Pacific Mutual or any holder of the Certificates. The Certificates are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Mutual. Each payment of interest on and the payment of principal of the Certificates may be made only out of Pacific Mutual's surplus and with the prior approval of the Insurance Commissioner of the State of California. In accordance with accounting practices prescribed or permitted by the Insurance Department of the State of California, the Certificates are not part of the liabilities of Pacific Mutual and are included in surplus.

9. REINSURANCE

   Pacific Mutual has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger risks. For the years ended December 31, 1994 and 1993, individual life and annuity premiums assumed were $20 million and $22 million and premiums ceded were $363 million and $292 million, respectively. Amounts recoverable from reinsurers for individual life and annuities include reinsured and paid claims of $13 million and $21 million as of December 31, 1994 and 1993, respectively. Policy benefits payable are net of reinsurance on unpaid claims of $(4) million and $0 at December 31, 1994 and 1993, respectively.

   Pacific Mutual also reinsures substantially all of its group life and health business with a subsidiary insurance company. Premiums of $90 million and $122 million, and benefits of $70 million and $80 million were ceded during the years ended December 31, 1994 and 1993, respectively. Amounts payable to the subsidiary under this agreement were $8 million and $4 million as of December 31, 1994 and 1993, respectively.

   To the extent that the assuming companies become unable to meet their obligations under these treaties, Pacific Mutual remains contingently liable. However, Pacific Mutual does not anticipate nonperformance by these assuming companies.

10. PENSION PLAN AND OTHER POSTRETIREMENT BENEFITS

   PENSION PLAN

   Pacific Mutual maintains a defined benefit pension plan covering eligible employees and agents. No contributions were made during 1994 or 1993 because of the funded status of the plans and related income tax considerations. Accumulated benefits and net assets available for benefits as of the latest valuation dates (March 31 of each year) are as follows:

                                                      1994       1993
                                                    --------- ----------
                                                         (In Thousands)
  Actuarial present value of accumulated benefits:
   Vested                                            $ 88,122 $ 83,060
   Nonvested                                            1,115      572
                                                    ---------------------
  Total                                              $ 89,237 $ 83,632
                                                    ---------------------
  Net assets available for benefits                  $111,089 $109,194
                                                    ---------------------

   The above present values were determined using an assumed discount rate of 8.5% in 1994 and 1993.

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS

10. PENSION PLAN AND OTHER POSTRETIREMENT BENEFITS (CONTINUED)

    POSTRETIREMENT HEALTHCARE AND LIFE INSURANCE PLANS

    Pacific Mutual sponsors a defined benefit health care plan and a defined benefit life insurance plan ("The Plans") that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Mutual's policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions which can be adjusted annually. Pacific Mutual's commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Mutual reserves the right to modify or terminate The Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis. The amount of benefits paid under The Plans for the years ended December 31, 1994 and 1993 was $1.7 million for both years.

    During 1993, Pacific Mutual implemented the accrual method of accounting for the costs of The Plans as prescribed by the Insurance Department of the State of California, and elected to amortize its transition obligation of $26.7 million over twenty years.

    Components of net periodic postretirement benefit cost as follows (In Thousands):

                                                    Years Ended December 31,
                                                      1994       1993
                                                   --------------------------
        Service cost                                $     186  $      89
        Interest cost                                   1,790      1,907
        Amortization                                     (260)      (260)
                                                   --------------------------
                                                        1,716      1,736
        Recognized transition obligation--net           1,337      1,336
                                                   --------------------------
        Net periodic postretirement benefit cost    $   3,053  $   3,072
                                                   --------------------------

   The following table presents The Plans' funded status reconciled with amounts recorded in other liabilities on Pacific Mutual's statement of financial position (In Thousands):

                                    1994      1993
                                  ------------------
        Accumulated
         postretirement
         obligation:
         Retirees                  $20,580  $ 22,844
         Fully eligible active
          plan participants          1,346     1,044
         Other active plan
          participants               2,455     1,972
                                  ------------------
                                    24,381    25,860
        Fair value of plan
         assets                          0         0
                                  ------------------
        Unfunded accumulated
         postretirement
         obligation                 24,381    25,860
        Unrecognized net
         gain/(loss)                   942    (1,060)
        Prior service cost           1,849     2,109
        Unrecognized transition
         obligation--net           (24,056)  (25,393)
                                  ------------------
        Accrued postretirement
         benefit liability         $ 3,116  $  1,516
                                  ------------------

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS

10. PENSION PLAN AND OTHER POSTRETIREMENT BENEFITS (CONTINUED)

    The assumed health care cost trend rate used in measuring the accumulated benefit obligation was 11% for 1994 and 12% for 1993, and is assumed to decrease gradually to 6% in 2005 and remain at that level thereafter. The amount reported is materially affected by the health care cost trend rate assumptions. If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 1994 and 1993 would be increased by 11.2% and 8.8%, respectively. The effect of this change would increase the aggregate of the service, interest and amortization cost components of the net periodic benefit cost by 13.6% and 8.6%, respectively.

    The discount rate used in determining the accumulated postretirement benefit obligation was 8.0% and 7.5% for 1994 and 1993, respectively.

11. INVESTMENT COMMITMENTS

    Pacific Mutual has outstanding commitments to make investments in bonds and other invested assets as follows (In Thousands):

        Year Ended December 31:
        -----------------------
           1995                    $55,152
           1996-1999                23,588
           2000 and thereafter      20,669
                                  ----------
          Total                    $99,409
                                  ----------

12. LITIGATION

    Pacific Mutual and its subsidiaries are respondents in a number of legal proceedings, some of which involve extra-contractual damages. In the opinion of management, the outcome of these proceedings is not likely to have a material adverse effect on the financial position of Pacific Mutual.

                                      LOGO

                              PACIFIC SELECT FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                               DATE: MAY 1, 1995

                               ----------------

  Pacific Select Fund (the "Fund") is an open-end diversified management investment company currently offering eleven separate investment Portfolios: the Money Market Portfolio; the High Yield Bond Portfolio; the Managed Bond Portfolio; the Government Securities Portfolio; the Growth LT Portfolio; the Equity Income Portfolio; the Multi-Strategy Portfolio; the Equity Portfolio; the Bond and Income Portfolio; the Equity Index Portfolio; and the International Portfolio. The Fund's Adviser is Pacific Mutual Life Insurance Company.

  This Statement of Additional Information is intended to supplement the information provided to investors in the Prospectus dated May 1, 1995, of the Fund and has been filed with the Securities and Exchange Commission as part of the Fund's Registration Statement. Investors should note, however, that this Statement of Additional Information is not itself a prospectus and should be read carefully in conjunction with the Fund's Prospectus and retained for future reference. The contents of this Statement of Additional Information are incorporated by reference in the Prospectus in their entirety. A copy of the Prospectus may be obtained free of charge from the Fund at the address and telephone numbers listed below.

                               ----------------

                                  Distributor:

                            Pacific Equities Network
                            700 Newport Center Drive
                                 P.O. Box 9000
                            Newport Beach, CA 92660
                                 (800) 800-7681

                                    Adviser:

                     Pacific Mutual Life Insurance Company
                            700 Newport Center Drive
                                 P.O. Box 9000
                            Newport Beach, CA 92660
                                 (800) 800-7681

                               TABLE OF CONTENTS

INTRODUCTION................................................................   1
INVESTMENT POLICIES FOR MONEY MARKET PORTFOLIO..............................   1
SECURITIES AND INVESTMENT TECHNIQUES........................................   1
  U.S. Government Securities................................................   1
  Mortgage-Related Securities...............................................   2
    Mortgage Pass-Through Securities........................................   2
    GNMA Certificates.......................................................   2
    FNMA and FHLMC Mortgage-Backed Obligations..............................   3
    Collateralized Mortgage Obligations (CMOs)..............................   4
    FHLMC Collateralized Mortgage Obligations...............................   4
    Other Mortgage-Related Securities.......................................   5
    CMO Residuals...........................................................   5
    Stripped Mortgage-backed Securities.....................................   6
  Other Asset-Backed Securities.............................................   6
  High Yield Bonds..........................................................   6
  Bank Obligations..........................................................   7
  Corporate Debt Securities.................................................   8
  Variable and Floating Rate Securities.....................................   9
  Commercial Paper..........................................................   9
  Convertible Securities....................................................  10
  Repurchase Agreements.....................................................  11
  Borrowing.................................................................  12
  Reverse Repurchase Agreements and Other Borrowings........................  12
  Firm Commitment Agreements and When-Issued Securities.....................  13
  Loans of Portfolio Securities.............................................  13
  Short Sales Against the Box...............................................  13
  Restricted Securities (Private Placements)................................  14
  Foreign Securities........................................................  14
  Foreign Currency Transactions.............................................  16
    Forward Foreign Currency Contracts......................................  16
  Options...................................................................  18
    Purchasing and Writing Options on Securities............................  18
    Purchasing Options on Stock Indexes.....................................  19
    Risks of Options Transactions...........................................  20
    Spread Transactions.....................................................  21
  Options on Foreign Currencies.............................................  21
  Futures Contracts and Options on Futures Contracts........................  23
    Interest Rate Futures...................................................  23
    Stock Index Futures.....................................................  23
    Futures Options.........................................................  24
    Limitations.............................................................  25
    Risks Associated with Futures and Futures Options.......................  25
  Foreign Currency Futures and Options Thereon..............................  26
  Warrants..................................................................  27
  Duration..................................................................  27
INVESTMENT RESTRICTIONS.....................................................  28

MANAGEMENT OF THE FUND......................................................  31
  Trustees and Officers.....................................................  31
  Investment Adviser........................................................  32
  Portfolio Management Agreements...........................................  34
  Distribution of Fund Shares...............................................  38
  Purchases and Redemptions.................................................  38
PORTFOLIO TRANSACTIONS AND BROKERAGE........................................  39
  Investment Decisions......................................................  39
  Brokerage and Research Services...........................................  39
  Portfolio Turnover........................................................  41
NET ASSET VALUE.............................................................  41
PERFORMANCE INFORMATION.....................................................  43
TAXATION....................................................................  45
  Distributions.............................................................  46
  Hedging Transactions......................................................  46
OTHER INFORMATION...........................................................  46
  Concentration Policy......................................................  46
  Capitalization............................................................  47
  Voting Rights.............................................................  47
  Custodian and Transfer Agency and Dividend Disbursing Services............  47
  Financial Statements......................................................  48
  Independent Accountants...................................................  48
  Counsel...................................................................  48
  Registration Statement....................................................  48

                                  INTRODUCTION

  This Statement of Additional Information is designed to elaborate upon information contained in the Prospectus, including the discussion of certain securities and investment techniques. The more detailed information contained herein is intended solely for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of the Fund's securities and investment techniques. Captions and defined terms in this Statement of Additional Information generally correspond to like captions and terms in the Prospectus.

                 INVESTMENT POLICIES FOR MONEY MARKET PORTFOLIO

  The investment objective and investment policies of the Money Market Portfolio are described in the Prospectus. The following description presents more detailed information on investment policies that apply to the Portfolio, and is intended to supplement the information provided in the Prospectus. A money market instrument will be considered to be highest quality (1) if the instrument (or other comparable short-term instrument of the same issuer) is rated in the highest rating category, (i.e., Aaa or Prime-1 by Moody's Investors Service, Inc. ("Moody's"), AAA or A-1 by Standard & Poor's Corporation ("S&P")) by (i) any two nationally recognized statistical rating organizations ("NRSROs") or, (ii) if rated by only one NRSRO, by that NRSRO, and whose acquisition is approved or ratified by the Board of Trustees; (2) if, for an instrument with a remaining maturity of 13 months or less that was long term at the time of issuance, it is issued by an issuer that has short-term debt obligations of comparable maturity, priority, and security, and that are rated in the highest rating category by (i) any two NRSROs or, (ii) if rated by only one NRSRO, by that NRSRO, and whose acquisition is approved or ratified by the Board of Trustees; or (3) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Adviser and, unless it is a U.S. Government security, whose acquisition is approved or ratified by the Board of Trustees. With respect to 5% of its total assets, measured at the time of investment, the Portfolio may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (i.e., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P). A money market instrument will be considered to be in the second-highest rating category under the criteria described above with respect to instruments considered highest quality, as applied to instruments in the second-highest rating category.

  The Portfolio may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are of the highest quality, except that this limitation shall not apply to U.S. Government securities and repurchase agreements thereon. The Portfolio may not invest more than the greater of 1% of its total assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category, except that this limitation shall not apply to U.S. Government securities. In the event that an instrument acquired by the Portfolio is downgraded or otherwise ceases to be of the quality that is eligible for the Portfolio, the Adviser, under procedures approved by the Board of Trustees (or the Board of Trustees itself if the Adviser becomes aware an unrated security is downgraded below high quality and the Adviser does not dispose of the security or it does not mature within five business days) shall promptly reassess whether such security presents minimal credit risk and determine whether or not to retain the instrument.

                      SECURITIES AND INVESTMENT TECHNIQUES

U.S. GOVERNMENT SECURITIES

  All Portfolios may invest in U.S. Government securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies, or instrumentalities. Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury, and they differ with respect to certain items such as coupons, maturities, and dates of issue. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have a maturity of greater than ten years. Securities guaranteed by the U.S. Government include federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates (described below) and Federal Housing Administration debentures). In guaranteed securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest credit quality. Such direct obligations or guaranteed securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, the U.S. Government is obligated to or guarantees to pay them in full.

  Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to Federal National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, and the Tennessee Valley Authority. All the Portfolios may invest in U.S. Government securities.

MORTGAGE-RELATED SECURITIES

  Mortgage-related securities are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage banks, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations. The High Yield Bond, Managed Bond, Government Securities, Growth LT, and Multi-Strategy Portfolios may invest in mortgage-related securities as well as debt securities which are secured with collateral consisting of mortgage-related securities, and in other types of mortgage-related securities. The Equity Portfolio and Bond and Income Portfolio may only invest in mortgage-related securities that are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities.

  Mortgage Pass-Through Securities. These are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made periodically, in effect "passing through" periodic payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association, or "GNMAs"); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) which can be purchased by the Managed Bond, High Yield Bond, Growth LT, and Multi-Strategy Portfolios may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

  GNMA Certificates. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

  Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a periodic payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Mortgage-related securities issued by GNMA are described as "modified pass-through" securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities such as those of FHLMC and FNMA trade in book-entry form and are not subject to the risk of delays in timely payment of income.

  Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Early repayments of principal on the underlying mortgages may expose a Portfolio to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

  FNMA and FHLMC Mortgage-Backed Obligations. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA, a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. Government. FNMA is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. FHLMC, a corporate instrumentality of the United States, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the 12 Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default, but PCs are not backed by the full faith and credit of the U.S. Government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

  Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

  CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Portfolios, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Portfolio's diversification tests.

  CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, generally is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

  In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The series A, B, and C Bonds all bear current interest. Interest on the series Z Bond is accrued and added to principal and a like amount is paid as principal on the series A, B, or C Bond currently being paid off. When the series A, B, and C Bonds are paid in full, interest and principal on the series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

  FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

  If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

  Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

  Other Mortgage-Related Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Portfolio's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Portfolio may buy mortgage-related securities without insurance or guarantees, if, in an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser or Portfolio Manager determines that the securities meet a Portfolio's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Portfolio will not purchase mortgage-related securities or any other assets which in the opinion of the Adviser or Portfolio Manager are illiquid if, as a result, more than 15% of the value of a Portfolio's total assets will be illiquid. It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Adviser or Portfolio Manager will, consistent with a Portfolio's investment objectives, policies, and quality standards, consider making investments in such new types of mortgage-related securities.

  CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial bank, investment banks and special purpose entities of the foregoing.

  The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Portfolio may fail to recoup fully its initial investment in a CMO residual.

  CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities.

  Stripped Mortgage-backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

  SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

  Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities.

OTHER ASSET-BACKED SECURITIES

  In addition to mortgage-related securities, the High Yield Bond, Managed Bond, Growth LT, and Multi-Strategy Portfolios may invest in other asset-backed securities which are securities that directly or indirectly represent a participation interest in, or are secured by and payable from a stream of payments generated by particular assets such as automobile loans or installment sales contracts, home equity loans, computer and other leases, credit card receivables, or other assets. Generally, the payments from the collateral are passed through to the security holder. Due to the possibility that prepayments (on automobile loans and other collateral) will alter cash flow on asset-backed securities, generally it is not possible to determine in advance the actual final maturity date or average life of many asset-backed securities. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it may be possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. Other risks relate to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

HIGH YIELD BONDS

  The High Yield Bond Portfolio and, to the extent of 10% of their assets, the Managed Bond Portfolio and Growth LT Portfolio, and, to the extent of 5% of its assets, the International Portfolio, (measured at the time of investment), may invest in high risk debt securities rated lower than Baa or BBB, or, if not rated by Moody's or S&P, of equivalent quality (although the Managed Bond Portfolio may not invest in securities rated lower than B) ("high yield bonds," which are commonly referred to as "junk bonds").

  In general, high yield bonds are not considered to be investment grade, and investors should consider the risks associated with high yield bonds before investing in the pertinent Portfolio, and in particular the High Yield Bond Portfolio. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

  Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. The high yield bond market is relatively new, and many of the outstanding high yield bonds have not endured a lengthy business recession. A long-term track record on bond default rates such as that for investment grade corporate bonds, does not exist for the high yield market. Analysis of the creditworthiness of issuers of debt securities that are high yield bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Portfolio to achieve its investment objective may, to the extent of investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Portfolio were investing in higher quality bonds.

  High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, a Portfolio may incur additional expenses to seek recovery. In the case of high yield bonds structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

  The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Portfolio could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Portfolio's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market. When secondary markets for high yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

  There are also certain risks involved in using credit ratings for evaluating high yield bonds. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to timely reflect subsequent events.

BANK OBLIGATIONS

  Bank obligations in which all Portfolios may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Each Portfolio may also hold funds on deposit with its sub-custodian bank in an interest-bearing account for temporary purposes.

  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Portfolio will not invest in fixed time deposits which are (i) not subject to prepayment, or (ii) which provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its assets would be invested in such deposits, repurchase agreements maturing in more than seven days, and other illiquid assets.

  A Portfolio will not invest in any security issued by a commercial bank unless: (i) the bank has total assets of at least U.S. $1 billion (U.S. $2 billion in the case of the Bond and Income Portfolio), or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least U.S. $1 billion, the aggregate investment made in any one such bank is limited to an amount, currently U.S. $100,000, insured in full by the Federal Deposit Insurance Corporation; (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation; and (iii) in the case of foreign banks, the security is, in the opinion of the Adviser or the Portfolio's Portfolio Manager, of an investment quality comparable with other debt securities of similar maturities which may be purchased by the Portfolio. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

  All Portfolios may invest in short-term debt obligations of savings and loan associations. A Portfolio will not invest in any security issued by a savings and loan association unless: (i) the savings and loan association has total assets of at least $1 billion (U.S. $2 billion in the case of the Bond and Income Portfolio), or, in the case of savings and loan associations which do not have total assets of at least $1 billion, the aggregate investment made in any one savings and loan association is insured in full, currently up to $100,000, by the Savings Association Insurance Fund; (ii) the savings and loan association issuing the security is a member of the Federal Home Loan Bank System; and (iii) the institution is insured by the Savings Association Insurance Fund.

  A Portfolio will not purchase any security of a small bank or savings and loan association which is not readily marketable if, as a result, more than 15% of the value of its total assets would be invested in such securities, other illiquid securities, or securities without readily available market quotations, such as restricted securities and repurchase agreements maturing in more than seven days.

  The International Portfolio limits its investments in obligations of foreign banks (including U.S. branches of foreign banks) which at the time of investment (i) have more than U.S. $1 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the Portfolio's Portfolio Manager, are of an investment quality comparable to fixed income obligations in which the Portfolio may invest. There is no limitation on the amount of the Portfolio's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

  Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) the possibilities that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

  The International Portfolio's investment in convertible securities, described below, that are purchased in furtherance of the Portfolio's investment objective, is not subject to the limitations described above with respect to bank obligations.

CORPORATE DEBT SECURITIES

  All Portfolios may invest in U.S. dollar-denominated corporate debt securities of domestic issuers and the Money Market, High Yield Bond, Managed Bond, Growth LT, Multi-Strategy, and International Portfolios may invest in U.S. dollar-denominated debt securities of foreign issuers. The Growth LT, Multi-Strategy, and International Portfolios may also invest in debt securities of foreign issuers denominated in foreign currencies. The debt securities in which any Portfolio other than the Money Market Portfolio may invest are limited to corporate debt securities (corporate bonds, debentures, notes, and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for that particular Portfolio, or, if not so rated, are, in the Portfolio Manager's opinion, comparable in quality to corporate debt securities in which a Portfolio may invest. The debt securities in which the Money Market Portfolio may invest are described in the discussion of the investment objective and policies of that Portfolio.

  The investment return on corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

  The High Yield Bond, Managed Bond, Growth LT, Equity Income, Multi-Strategy, Bond and Income, and International Portfolios may invest in corporate debt securities rated Baa (Moody's) or BBB (S&P), or, if not rated by Moody's or S&P, of equivalent quality. Such securities are considered medium grade, and do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics. A bond will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking.

  The High Yield Bond and, to the extent of 10% of their assets, the Managed Bond Portfolio and Growth LT Portfolio, and to the extent of 5% of its assets, the International Portfolio, may invest in debt securities rated lower than Baa or BBB (although the Managed Bond Portfolio may not invest in securities rated lower than B), or, if not rated by Moody's or S&P, of equivalent quality. Such securities are not considered to be investment grade, and are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. For more information on the risks of such securities, see the discussion of "High Yield Bonds" above.

VARIABLE AND FLOATING RATE SECURITIES

  All Portfolios may invest in variable and floating rate securities which provide for a periodic adjustment in the interest rate paid on obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event based, such as based on a change in the prime rate.

COMMERCIAL PAPER

  All of the Portfolios may invest in commercial paper (including variable amount master demand notes). Each Portfolio other than the Money Market and Equity Portfolios may invest in commercial paper denominated in U.S. dollars, issued by U.S. corporations or foreign corporations and (1) rated at the date of investment Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P, (2) if not rated by either Moody's or S&P, issued by a corporation having an outstanding debt issue rated Aa or better by Moody's or AA or better by S&P or (3) if not rated, are determined to be of an investment quality comparable to rated commercial paper in which a Portfolio may invest. If issued by a foreign corporation, such commercial paper is U.S. dollar-denominated and not subject at the time of purchase to foreign tax withholding. The International Portfolio may, however, invest in commercial paper denominated in foreign currencies. The Money Market Portfolio may invest in commercial paper that meets the standards for money market securities that Portfolio may acquire as described in the Prospectus in the section "Investment Objectives and Policies." The Equity Portfolio may invest in commercial paper (1) rated at the time of purchase Prime-1 by Moody's or A-1 by S&P or (2) if not rated by either Moody's or S&P, issued by a corporation having an outstanding debt issue rated Aa or better by Moody's or AA or better by S&P.

  Commercial paper obligations may include variable amount master demand notes. These are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. However, they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Adviser or Portfolio Manager will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. The Adviser or Portfolio Manager also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or S&P; a Portfolio other than the Money Market Portfolio may invest in them only if the Adviser or Portfolio Manager believes that at the time of investment the notes are of comparable quality to the other commercial paper in which the Portfolio may invest. With respect to the Money Market Portfolio, determination of eligibility for the Portfolio will be in accordance with the standards described in the discussion of the Portfolio in the prospectus on "Investment Objectives and Policies." Master demand notes are considered by the Portfolio to have a maturity of one day unless the Adviser or Portfolio Manager has reason to believe that the borrower could not make immediate repayment upon demand. See the Appendix in the Prospectus for a description of Moody's and S&P ratings applicable to commercial paper.

CONVERTIBLE SECURITIES

  All Portfolios except the Money Market Portfolio may invest in convertible securities. The convertible securities in the Portfolio's portfolios are fixed-income securities which may be converted or exchanged at a stated exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible bonds and convertible preferred stocks, until converted, have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks, and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

  As fixed-income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities there can be no assurance of current income because the issuers of the convertible securities may default in their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

  A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature which enables the holder to benefit from increases in the market price of the underlying common stock. In selecting the securities for a Portfolio, the Adviser or Portfolio Manager gives substantial consideration to the potential for capital appreciation of the common stock underlying the convertible securities. However, there can be no assurance of capital appreciation because securities prices fluctuate.

  Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

  A "synthetic convertible" is created by combining distinct securities which possess the two principal characteristics of a true convertible, i.e., fixed-income ("fixed-income component") and the right to acquire equity securities ("convertibility component"). This combination is achieved by investing in non-convertible fixed-income securities (non-convertible bonds and preferred stocks) and in warrants, granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price.

  However, the synthetic convertible differs from the true convertible security in several respects. Unlike a true convertible, which is a single security having a unitary market value, a synthetic convertible is comprised of two distinct securities, each with its own market value. Therefore, the "market value" of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. For this reason, the value of a synthetic convertible and a true convertible security will respond differently to market fluctuations.

  More flexibility is possible in the assembly of a synthetic convertible than in the purchase of a convertible security in that its two components may be purchased separately. For example, a Portfolio Manager may purchase a warrant for inclusion in a synthetic convertible but temporarily hold short-term investments while postponing purchase of a corresponding bond pending development of more favorable market conditions.

  A holder of a synthetic convertible faces the risk that the price of the stock underlying the convertibility component will decline, causing a decline in the value of the warrant; should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the warrant would be lost. Since a synthetic convertible includes the fixed-income component as well, the holder of a synthetic convertible also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

REPURCHASE AGREEMENTS

  All Portfolios may invest in repurchase agreements, which entail the purchase of a portfolio eligible security from a bank or broker-dealer that agrees to repurchase the security at the Portfolio's cost plus interest within a specified time (normally one day). Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. If a Portfolio acquires securities from a bank or broker-dealer it may simultaneously enter into a repurchase agreement with the seller wherein the seller agrees at the time of sale to repurchase the security at a mutually agreed upon time and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount which reflects an agreed upon market rate of return, effective for the period of time the Portfolio is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

  If the party agreeing to repurchase should default and if the value of the securities held by a Portfolio should fall below the repurchase price, a loss could be incurred. Repurchase agreements will be entered into only where the underlying security is within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA, or A by S&P) or, if not rated by Moody's or S&P, are of equivalent investment quality as determined by the Adviser or Portfolio Manager, except that the Money Market Portfolio will enter into repurchase agreements only where the underlying securities are of the quality that is eligible for the Portfolio as described in the discussion of that Portfolio's investment objective and policies.

  Under the Investment Company Act of 1940 (the "1940 Act"), repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Adviser or Portfolio Manager to a Portfolio monitors the value of the underlying securities at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that its value always equals or exceeds the agreed upon repurchase price to be paid to the Portfolio. The Adviser or Portfolio Manager, in accordance with procedures established by the Board of Trustees, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which the Portfolio enters into repurchase agreements.

  A Portfolio may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities which are not readily marketable, would exceed 15% of the total assets of the Portfolio. If the seller should become bankrupt or default on its obligations to repurchase the securities, a Portfolio may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline. A Portfolio also might incur disposition costs in connection with liquidating the securities.

BORROWING

  Each Portfolio may borrow up to certain limits. A Portfolio may not borrow if, as a result of such borrowing, the total amount of all money borrowed by the Portfolio exceeds 10% of the value of its net assets (at the time of such borrowing), or if borrowing for temporary purposes, such as to facilitate redemptions, 25% of the value of its net assets. These limits may be exceeded by 5% of the value of a Portfolio's net assets so that they are 15% and 30%, respectively, to the extent that a Portfolio purchases securities on a "when-issued" basis or enters into firm-commitment agreements to purchase securities, both of which are considered borrowings for purposes of the Fund's limits. This borrowing may be unsecured. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

  Reverse repurchase agreements will be included as borrowing subject to the borrowing limitations described above.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS

  Among the forms of borrowing in which the High Yield Bond, Managed Bond, Government Securities, Growth LT, Bond and Income, and Equity Index Portfolios may engage is the entry into reverse repurchase agreements, which involves the sale of a debt security held by the Portfolio, with an agreement by that Portfolio to repurchase the security at a stated price, date and interest payment.

  A Portfolio will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time. The use of reverse repurchase agreements by a Portfolio creates leverage which increases a Portfolio's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. A Portfolio will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Portfolio may decline below the repurchase price of the securities sold by the Portfolio which it is obligated to repurchase.

  Under the 1940 Act, reverse repurchase agreements may be considered to be borrowings by the seller; accordingly, a Portfolio will limit its investments in reverse repurchase agreements consistent with the borrowing limits applicable to the Portfolio. See "Borrowing" for further information on these limits.

  A Portfolio may enter into reverse repurchase agreements with banks or broker-dealers. Entry into such agreements with broker-dealers requires the creation and maintenance of a segregated account consisting of U.S. Government securities or cash or cash equivalents equal in value to its obligations in respect of reverse repurchase agreements.

FIRM COMMITMENT AGREEMENTS AND WHEN-ISSUED SECURITIES

  All Portfolios may enter into firm commitment agreements for the purchase of securities at an agreed upon price on a specified future date. A Portfolio may purchase new issues of securities on a "when-issued" basis, whereby the payment obligation and interest rate on the instruments are fixed at the time of the transaction. Such transactions might be entered into, for example, when the Adviser or Portfolio Manager to a Portfolio anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

  A Portfolio will not enter into such a transaction for the purpose of investment leverage. Liability for the purchase price--and all the rights and risks of ownership of the securities--accrue to the Portfolio at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Portfolio to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Portfolio is obligated to purchase such securities it will maintain in a segregated account U.S. Government securities, high-grade debt obligations, or cash or cash equivalents of an aggregate current value sufficient to make payment for the securities.

LOANS OF PORTFOLIO SECURITIES

  For the purpose of realizing additional income, each Portfolio, except the Equity Income, Multi-Strategy, and Equity Index Portfolios, may make secured loans of its portfolio securities to broker-dealers or U.S. banks provided: (i) such loans are secured continuously by collateral consisting of cash, cash equivalents, or U.S. Government securities maintained on a daily marked-to-market basis in an amount or at a market value at least equal to the current market value of the securities loaned; (ii) the Portfolio may at any time call such loans and obtain the securities loaned; (iii) the Portfolio will receive an amount in cash at least equal to the interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 25% of the total assets of the Portfolio. In addition, it is anticipated that the Portfolio may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. It should be noted that in connection with the lending of its portfolio securities, the Portfolio is exposed to the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower become insolvent. In determining whether to lend securities, the Adviser or Portfolio Manager considers all relevant facts and circumstances including the creditworthiness of the borrower. Voting rights attached to the loaned securities may pass to the borrower with the lending of portfolio securities. However, the Portfolio intends to call loaned voting securities if important shareholder meetings are imminent.

SHORT SALES AGAINST THE BOX

  The Equity Portfolio may enter into short sales "against the box." A short sale is made by selling a security the Portfolio does not own. A short sale is "against the box" when, at all times during which a short position is open, the Portfolio owns an equal amount of such securities, or owns securities giving it the right, without payment of future consideration, to obtain an equal amount of securities sold short. No more than 15% of the value of the Equity Portfolio's net assets will be subject to such short sales at any time.

RESTRICTED SECURITIES (PRIVATE PLACEMENTS)

  The Money Market, High Yield Bond, Growth LT, Equity Income, Multi-Strategy, Equity, Bond and Income, and International Portfolios may invest in restricted securities (including privately placed securities) but a Portfolio will not acquire such securities if they are illiquid and other securities that are illiquid, such as repurchase agreements maturing in more than seven days, if as a result they would comprise more than 15% of the value of the Portfolio's total assets, and in the case of the Money Market Portfolio, 10% of the value of its Portfolio assets. The privately placed securities in which these Portfolios may invest are called restricted securities because there are restrictions or conditions attached to their resale.

  Restricted securities may be sold only in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or in a transaction exempt from such registration such as certain privately negotiated transactions. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith under the direction of the Board of Trustees. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Portfolio should be in a position where more than 15% of the value of its total assets are invested in restricted securities that are illiquid and other securities that are illiquid, the Portfolio will consider whether steps should be taken to assure liquidity.

  Certain restricted securities may be purchased by certain "qualified institutional buyers" without the necessity for registration of the securities. A Portfolio may acquire such a security without the security being treated as illiquid for purposes of the above-described limitation on acquisition of illiquid assets if the Portfolio Manager determines that the security is liquid under guidelines adopted by the Fund's Board of Trustees. Investing in such restricted securities could have the effect of increasing the level of the Portfolio's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

FOREIGN SECURITIES

  The Money Market, High Yield Bond, Managed Bond, Growth LT, Multi-Strategy, and International Portfolios may invest directly in U.S. dollar-denominated corporate debt securities of foreign issuers, certain foreign bank obligations and U.S. dollar-denominated obligations of foreign governments, foreign government agencies and international agencies. The Growth LT, Equity Income, Multi-Strategy and Equity Index Portfolios may invest in equity securities of foreign issuers if U.S. exchange listed or if otherwise included in the S&P
500. The Growth LT Portfolio may invest in U.S. exchange listed securities of foreign issuers and may invest up to 25% of its assets in foreign securities denominated in a foreign currency and not publicly traded in the United States. The International Portfolio may invest in equity securities of foreign corporations, nonconvertible fixed income securities denominated in foreign currencies, and in securities represented by European Depository Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), or other securities convertible into equity securities of foreign issuers. The Growth LT Portfolio may also invest in EDRs and GDRs and other types of receipts of shares evidencing ownership of the underlying foreign securities. The Managed Bond and Government Securities Portfolios may each invest up to 10% of their assets in non-U.S. dollar-denominated debt securities of foreign issuers. All Portfolios may purchase American Depositary Receipts ("ADRs") which are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly-traded on exchanges or over-the-counter in the United States.

  Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks are intensified with respect to investments in emerging market countries. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation, nationalization, or confiscatory taxation, adverse changes in investment or exchange control regulations, trade restrictions, political instability (which can affect U.S. investments in foreign countries), and potential restrictions on the flow of international capital. It may be more difficult to obtain and enforce judgments against foreign entities. Additionally, income (including dividends and interest) from foreign securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Transactions on foreign exchanges or over-the-counter markets may involve greater time from the trade date until settlement than for domestic securities transactions and, if the securities are held abroad, may involve the risk of possible losses through the holding of securities in custodians and depositories in foreign countries. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Investing in ADRs may involve many of the same special risks associated with investing in securities of foreign issuers other than liquidity risks.

  There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting and auditing and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies.

  It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Portfolio will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

  With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, nationalization, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

  The dividends and interest payable on certain of the Portfolios' foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution.

  Investors should understand that the expense ratio of the International Portfolio can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Portfolio are higher.

  Investment in foreign securities also involves the risk of possible losses through the holding of securities in custodian banks and securities depositories in foreign countries. The Fund has entered into a Custody Agreement with Investors Fiduciary Trust Company ("IFTC"), a trust company chartered under the laws of Missouri, which has entered into a Subcustodial Agreement with The Chase Manhattan Bank, N.A., ("Chase") under which Chase, together with certain of its foreign branches and agencies and foreign banks and securities depositories acting as subcustodian to Chase, will maintain custody of the securities and other assets of foreign issuers for the Fund. Under these agreements, Chase and IFTC have agreed to use reasonable care in the safekeeping of these securities and to indemnify and hold harmless the Fund from and against any loss which shall occur as a result of the failure of a foreign bank or securities depository holding such securities to exercise reasonable care in the safekeeping of such securities to the same extent as if the securities were held in New York. Pursuant to requirements of the Securities and Exchange Commission, Chase is required to use reasonable care in the selection of foreign subcustodians, and to consider the financial strength of the foreign subcustodian, its general reputation and standing in the country in which it is located, its ability to provide efficiently the custodial services required, and the relative costs for the services to be rendered by it. No assurance can be given that expropriation, nationalization, freezes, or confiscation of assets, which would impact assets of the Portfolio, will not occur, and shareholders bear the risk of losses arising from these or other events.

  As indicated in the Prospectus, the International Portfolio may invest in shares of investment companies organized to invest in foreign countries. Under the 1940 Act, the Portfolio may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of the Portfolio's total assets in any one investment company, or invest more than 10% of the Portfolio's total assets in the securities of investment companies.

  The International Portfolio will invest in the securities of issuers domiciled or primarily traded in at least five foreign countries if the Portfolio has invested at least 80% of its net assets in foreign issuers. If the Portfolio has less than 20% of its net assets in foreign issuers, then all of such investment may be in issuers domiciled or primarily traded in one country. If the Portfolio has at least 20% but less than 40% of its net assets in foreign issuers, then such investment must be allocated to issuers domiciled or primarily traded in at least two foreign countries. Similarly, if the Portfolio has at least 40% but less than 60% of its net assets invested in foreign issuers such investment must be allocated to at least three foreign countries. Foreign investments must be allocated to at least four foreign countries if such investments comprise at least 60% but less than 80% of the Portfolio's net assets. The Portfolio will not invest more than 20% of its net assets in securities of issuers domiciled or primarily traded in any one country, except that the Portfolio may invest up to 35% of its net assets in issuers domiciled or primarily traded in any one of the following countries:
Australia, Canada, France, Japan, the United Kingdom, or Germany. The Portfolio is not subject to any limit upon investment in issuers domiciled or primarily traded in the United States.

FOREIGN CURRENCY TRANSACTIONS

  Generally, the foreign exchange transactions of the Managed Bond, Government Securities, Growth LT, Multi-Strategy, and International Portfolios will be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. This rate, under normal market conditions, differs from the prevailing exchange rate in an amount generally less than 0.15 of 1% due to the costs of converting from one currency to another. However, the Managed Bond, Government Securities, Growth LT, Multi-Strategy and International Portfolios have authority to deal in forward foreign exchange between currencies of the different countries in which the Portfolios will invest as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. A Portfolio's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of a Portfolio arising from the purchase and sale of portfolio securities, the sale and redemption of shares of a Portfolio, or the payment of dividends and distributions by a Portfolio. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Portfolios will not speculate in forward foreign exchange.

  Forward Foreign Currency Contracts. The Managed Bond, Government Securities, Growth LT, Multi-Strategy and International Portfolios may enter into forward foreign currency contracts only under two circumstances. First, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transactions for a fixed amount of dollars, a Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment in made or received.

  Second, when the Portfolio Manager of a Portfolio believes that the currency of a particular foreign country may suffer a substantial movement against another currency, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. In no event will a Portfolio enter into forward contracts under this second circumstance, or maintain a net exposure to such contracts, where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of that Portfolio's portfolio securities or other assets denominated in that currency. In addition, a Portfolio will not enter into forward contracts under this second circumstance, if, as a result, the Portfolio will have more than 25% of the value of its total assets committed to the consummation of such contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. A Portfolio's custodian bank will place cash or liquid equity or debt securities in a separate account of the Portfolio in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward foreign currency exchange contracts entered into under the second circumstance, as set forth above. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts.

  When a Portfolio Manager of a Portfolio believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, that Portfolio may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the Portfolio's holdings denominated in such foreign currency. At the maturity of the forward contract to sell, the Portfolio may either sell the portfolio security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating the Portfolio to purchase, on the same maturity date, the same amount of the foreign currency.

  It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

  If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

  A Portfolio's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, a Portfolio is not required to enter into such transactions with regard to their foreign currency denominated securities and will not do so unless deemed appropriate by its Portfolio Manager. It also should be realized that this method of protecting the value of a Portfolio's holdings in securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result from the value of such currency increase.

  Although a Portfolio values its shares in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

  The Growth LT Portfolio may also purchase and write options on foreign currencies, invest in foreign currency futures contracts, and purchase and write options thereon, as described below.

OPTIONS

  In pursuing their investment objectives, the High Yield Bond, Managed Bond, Government Securities, Growth LT, Equity Income, and Multi-Strategy Portfolios may engage in the purchase and writing of put and call options on securities. In pursuing their investment objectives, the Growth LT, Equity Income, Multi-Strategy, and Equity Index Portfolios may purchase put and call options on stock indexes. The Equity Portfolio may write exchange-listed call options.

  Purchasing and Writing Options on Securities. The High Yield Bond, Managed Bond, Government Securities, Growth LT, Equity Income, and Multi-Strategy Portfolios may purchase and write put and call options on securities. A Portfolio may purchase and sell (write) (i) both put and call options on debt or other securities in standardized contracts traded on national securities exchanges, boards of trade, similar entities, or for which an established over-the-counter market exists; and (ii) agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer. The Equity Portfolio may only write call options that are traded on a national securities exchange, and it may purchase a call option on securities only to effect a "closing purchase transaction" (i.e., the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the Equity Portfolio on which it wished to terminate its obligation).

  An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. A Portfolio may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held in a Portfolio will enable a Portfolio to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Portfolio will continue to receive interest income on such security.

  A Portfolio may purchase call options on securities to protect against substantial increases in prices of securities the Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner.

A Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Portfolio may also allow options to expire unexercised.

  Gains or losses on the Portfolios' transactions in securities index options depend primarily on price movements in the stock market generally (or, for narrow market indexes, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Portfolio of the Fund. A Portfolio may sell securities index options prior to expiration in order to close out its positions in stock index options which it has purchased. A Portfolio may also allow options to expire unexercised.

  A Portfolio may write call options and put options only if they are "covered" or "secured." In the case of a call option on a security, the option is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Portfolio. A put is secured if the Portfolio maintains cash, cash equivalents or U.S. Government securities with a value equal to the exercise price in a segregated account or holds a put on the same underlying security at an equal or greater exercise price.

  In the case of options on certain U.S. Government securities, the Portfolio will maintain, in a segregated account with the Fund's Custodian, cash or cash equivalents, or U.S. Government securities with a value sufficient to meet its obligations under the call, or by other means which would permit immediate satisfaction of the Portfolio's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

  Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

  A Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

  The premium paid for a put or call option purchased by a Portfolio is an asset of the Portfolio. The premium received for an option written by a Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

  Purchasing Options on Stock Indexes. The Growth LT, Equity Income, Multi-Strategy, and Equity Index Portfolios may purchase exchange traded put and call options on stock indexes. Like other options listed on United States securities exchanges, index options are issued by the Options Clearing Corporation (OCC).

  A stock index is a method of reflecting in a single number the market values of many different stocks or, in the case of value weighted indices that take into account prices of component stocks and the number of shares outstanding, the market values of many different companies. Stock indexes are compiled and published by various sources, including securities exchanges. An index may be designed to be representative of the stock market as a whole, of a broad market sector (e.g., industrials), or of a particular industry (e.g., electronics). An index may be based on the prices of all, or only a sample, of the stocks whose value it is intended to represent.

  A stock index is ordinarily expressed in relation to a "base" established when the index was originated. The base may be adjusted from time to time to reflect, for example, capitalization changes affecting component stocks. In addition, stocks may from time to time be dropped from or added to an index group. These changes are within the discretion of the publisher of the index.

  Different stock indexes are calculated in different ways. Often the market prices of the stocks in the index group are "value weighted;" that is, in calculating the index level, the market price of each component stock is multiplied by the number of shares outstanding. Because of this method of calculation, changes in the stock prices of larger corporations will generally have a greater influence on the level of a value weighted (or sometimes referred to as a capitalization weighted) index than price changes affecting smaller corporations.

  In general, index options are very similar to stock options, and are basically traded in the same manner. However, when an index option is exercised, the exercise is settled by the payment of cash--not by the delivery of stock. The assigned writer of a stock option is obligated to pay the exercising holder cash in an amount equal to the difference (expressed in dollars) between the closing level of the underlying index on the exercise date and the exercise price of the option, multiplied by a specified index "multiplier." A multiplier of 100, for example, means that a one-point difference will yield $100.

  In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, a Portfolio may write covered call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both.

  In order to earn additional income or to facilitate its ability to purchase a security at a price lower than the current market price of such security, a Portfolio may write secured put options. During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price.

  A Portfolio will enter only into options which are standardized and traded on a U.S. exchange or board of trade, or for which an established over-the-counter market exists.

  Risks of Options Transactions. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

  There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. If a Portfolio were unable to close out an option it had purchased on a security, it would have to exercise the option to realize any profit or the option may expire worthless. If a Portfolio were unable to close out a covered call option it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Portfolio forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

  If trading were suspended in an option purchased by a Portfolio, the Portfolio would not be able to close out the option. If restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it has purchased.

  With respect to index options, current index levels will ordinarily continue to be reported even when trading is interrupted in some or all of the stocks in an index group. In that event, the reported index levels will be based on the current market prices of those stocks that are still being traded (if any) and the last reported prices for those stocks that are not currently trading. As a result, reported index levels may at times be based on non-current price information with respect to some or even all of the stocks in an index group. Exchange rules permit (and in some instances require) the trading of index options to be halted when the current value of the underlying index is unavailable or when trading is halted in stocks accounts for more than a specified percentage of the value of the underlying index. In addition, as with other types of options, an exchange may halt the trading of index options whenever it considers such action to be appropriate in the interests of maintaining a fair and orderly market and protecting investors. If a trading halt occurs, whether for these or for other reasons, holders of index options may be unable to close out their positions and the options may expire worthless.

  Spread Transactions. The High Yield Bond Portfolio may purchase from and sell to securities dealers covered spread options. Such covered spread options are not presently exchange listed or traded. The purchase of a spread option gives the Portfolio the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Portfolio does not own, but which is used as a benchmark. The risk to the Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Portfolio against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option. The security covering the spread option will be maintained in a segregated account by the Fund's custodian. The Portfolio does not consider a security covered by a spread option to be "pledged" as that term is used in the Fund's policy limiting the pledging or mortgaging of its assets.

OPTIONS ON FOREIGN CURRENCIES

  The Growth LT and International Portfolios may buy and write options on foreign currencies for hedging purposes in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may buy put options on the foreign currency. If the value of the currency declines, the Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its portfolio.

  Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the Portfolio could sustain losses on transactions in foreign currency options that would require the Portfolio to forgo a portion or all of the benefits of advantageous changes in those rates.

  A Portfolio may write options on foreign currencies for hedging purposes. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be executed and the diminution in value of portfolio securities will be offset by the amount of the premium received.

  Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

  A Portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by the Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by the Portfolio in cash or high-grade liquid assets in a segregated account with the Fund's custodian.

  A Portfolio also may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, the Portfolio collateralizes the option by maintaining, in a segregated account with the Fund's custodian, cash or high-grade liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

  Foreign currency options are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the Options Clearing Corporation ("OCC"), which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

  In addition, options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

  The High Yield Bond, Managed Bond, Government Securities, Growth LT, Multi-Strategy, and International Portfolios may invest in interest rate futures and options thereon. The Growth LT, Equity Income, Multi-Strategy, Equity Index, and International Portfolios may invest in stock index futures and options thereon.

  Interest Rate Futures. (The High Yield Bond, Managed Bond, Government Securities, Growth LT, Multi-Strategy, and International Portfolios.) An interest rate futures contract is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) at a specified price at a future date. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security will result in lower transaction costs being incurred. A public market exists in futures contracts covering various financial instruments including U.S. Treasury bonds, U.S. Treasury notes, GNMA certificates, three month U.S. Treasury bills, 90 day commercial paper, bank certificates of deposit, and Eurodollar certificates of deposit.

  As a hedging strategy a Portfolio might employ, a Portfolio would purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such purchase would enable the Portfolio to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which the Portfolio intended to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Portfolio or avoided by taking delivery of the debt securities under the futures contract.

  A Portfolio would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by the Portfolio would be substantially offset by the ability of the Portfolio to repurchase at a lower price the interest rate futures contract previously sold. While the Portfolio could sell the long-term debt security and invest in a short-term security, ordinarily the Portfolio would give up income on its investment, since long-term rates normally exceed short-term rates.

  Stock Index Futures. (The Growth LT, Equity Income, Multi-Strategy, Equity Index, and International Portfolios.) A stock index is a method of reflecting in a single number the market values of many different stocks or, in the case of capitalization weighted indices that take into account both stock prices and the number of shares outstanding, many different companies. An index fluctuates generally with changes in the market values of the common stocks so included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold. No physical delivery of the underlying stocks in the index is made.

  The Growth LT, Equity Income, Multi-Strategy, Equity Index, and International Portfolios may purchase and sell stock index futures contracts to hedge its securities portfolio. A Portfolio may engage in transactions in futures contracts only in an effort to protect it against a decline in the value of the Portfolio's portfolio securities or an increase in the price of securities that the Portfolio intends to acquire. For example, a Portfolio may sell stock index futures to protect against a market decline in an attempt to offset partially or wholly a decrease in the market value of securities that the Portfolio intends to sell. Similarly, to protect against a market advance when the Portfolio is not fully invested in the securities market, the Portfolio may purchase stock index futures that may partly or entirely offset increases in the cost of securities that the Portfolio intends to purchase.

  Futures Options. The High Yield Bond, Managed Bond, Government Securities, Growth LT, Multi-Strategy, and International Portfolios may purchase and sell (write) call and put futures options on interest rate futures. Futures options possess many of the same characteristics as options on securities. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

  The Growth LT, Equity Income, Multi-Strategy, Equity Index, and International Portfolios may purchase put and call options on stock index futures. Options on stock index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the stock index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the stock index futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

  A Portfolio other than the Growth LT or International Portfolios will only enter into futures contracts and futures options which are standardized and traded on an U.S. exchange, board of trade, or similar entity, or in the case of futures options, for which an established over-the-counter market exists.

  If a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Each investing Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Portfolio but is instead settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark to market its open futures positions.

  A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

  Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security, and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, the Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.

  Limitations. The Fund will comply with certain regulations of the Commodity Futures Trading Commission under which an investment company may engage in futures transactions and qualify for an exclusion from being a "commodity pool." Under these regulations, a Portfolio may only enter into a futures contract or purchase an option thereon (1) for bona fide hedging purposes and
(2) for other purposes if, immediately thereafter, the initial margin deposits for futures contracts held by that Portfolio plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Portfolio's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

  When purchasing a futures contract, a Portfolio must maintain with its custodian in a segregated account (or broker, if legally permitted) cash, U.S. Government securities of other high quality liquid debt securities (including any margin) equal to the purchase price of such contract. When writing a call option on a futures contract, the Portfolio similarly will maintain with its custodian cash, U.S. Government securities or other high quality liquid debt securities (including any margin) equal to the amount such option is in-the-money until the option expires or is closed out by the Portfolio. When selling a futures contract or selling a call option on a futures contract, the Portfolio is required to maintain with its custodian high-quality liquid debt securities, cash, or U.S. Government securities (including any margin) equal to the market value of such contract or option, or to otherwise cover the position.

  A Portfolio may not maintain open short positions in futures contracts or call options written on futures contracts if, in the aggregate, the market value of all such open positions exceeds the current value of its portfolio securities, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the Portfolio and the positions. For this purpose, to the extent the Portfolio has written call options on specific securities it owns, the value of those securities will be deducted from the current market value of the securities portfolio.

  The Fund reserves the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities. If other types of options, futures contracts, or futures options are traded in the future, a Portfolio may also use such investment techniques, provided that the Board of Trustees determines that their use is consistent with the Portfolio's investment objective.

  Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the portfolio securities being hedged and the instruments underlying the hedging vehicle in such respects as interest rate levels, maturities, conditions affecting particular industries, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

  The price of futures contracts may not correlate perfectly with movement in the underlying security or stock index, due to certain market distortions. This might result from decisions by a significant number of market participants holding stock index futures positions to close out their futures contracts through offsetting transactions rather than to make additional margin deposits. Also, increased participation by speculators in the futures market may cause temporary price distortions. These factors may increase the difficulty of effecting a fully successful hedging transaction, particularly over a short time frame. With respect to a stock index futures contract, the price of stock index futures might increase, reflecting a general advance in the market price of the index's component securities, while some or all of the portfolio securities might decline. If a Portfolio had hedged its portfolio against a possible decline in the market with a position in futures contracts on an index, it might experience a loss on its futures position until it could be closed out, while not experiencing an increase in the value of its portfolio securities. If a hedging transaction is not successful, the Portfolio might experience losses which it would not have incurred if it had not established futures positions. Similar risk considerations apply to the use of interest rate and other futures contracts.

  Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

  The Growth LT and International Portfolios may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the United States. Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protection as funds received in respect of transactions on United States futures exchanges. In addition, any profits that the Portfolio might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated, or the Portfolio could incur losses as a result of changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges or boards of trade and those that are not.

  There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures or a futures option position, and that Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

FOREIGN CURRENCY FUTURES AND OPTIONS THEREON

  The Growth LT and International Portfolios may enter into contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures") and may purchase and write options on foreign currency futures. This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Portfolio's securities or adversely affect the prices of securities that the Portfolio has purchased or intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the Portfolio Manager's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of foreign currency futures or may realize losses.

WARRANTS

  The Growth LT, Equity Income, Multi-Strategy, Equity, Bond and Income, and High Yield Bond Portfolios may invest in warrants; however, not more than 10% of the market value of a Portfolio's assets (at the time of purchase), and in the case of the Equity Portfolio--5%, may be invested in warrants other than warrants acquired in units or attached to other securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

DURATION

  Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. Duration is one of the fundamental tools that may be used by the Adviser or Portfolio Manager in fixed income security selection. In this discussion, the term "bond" is generally used to connote any type of debt instrument.

  Most notes and bonds have provided interest ("coupon") payments in addition to a final ("par") payment at maturity. Some obligations also feature call provisions. Depending on the relative magnitude of these payments, debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

  Duration is a measure of the average life of a fixed-income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being the same, the lower the stated or coupon rate of interest of a fixed-income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security.

  Although frequently used, the "term of maturity" of a bond is not a useful measure of the longevity of a bond's cash flow because it refers only to the time remaining to the repayment of principal or corpus and disregards earlier coupon payments. Thus, for example, three bonds with the same maturity may not have the same investment characteristics (such as risk or repayment time). One bond may have large coupon payments early in its life, whereas another may have payments distributed evenly throughout its life. Some bonds (such as zero coupon bonds) make no coupon payments until maturity. Clearly, an investor contemplating investing in these bonds should consider not only the final payment or sum of payments on the bond, but also the timing and magnitude of payments in order to make an accurate assessment of each bond. Maturity, or the term to maturity, does not provide a prospective investor with a clear understanding of the time profile of cash flows over the life of a bond.

  Another way of measuring the longevity of a bond's cash flow is to compute a simple average time to payment, where each year is weighted by the number of dollars the bond pays that year. This concept is termed the "dollar-weighted mean waiting time," indicating that it is a measure of the average time to payment of a bond's cash flow. The critical shortcoming of this approach is that it assigns equal weight to each dollar paid over the life of a bond, regardless of when the dollar is paid. Since the present value of a dollar decreases with the amount of time which must pass before it is paid, a better method might be to weight each year by the present value of the dollars paid that year. This calculation puts the weights on a comparable basis and creates a definition of longevity which is known as duration.

  A bond's duration depends upon three variables: (i) the maturity of the bond;
(ii) the coupon payments attached to the bond; and (iii) the bond's yield to maturity. Yield to maturity, or investment return as used here, represents the approximate return an investor purchasing a bond may expect if he holds that bond to maturity. In essence, yield to maturity is the rate of interest which, if applied to the purchase price of a bond, would be capable of exactly reproducing the entire time schedule of future interest and principal payments.

  Increasing the size of the coupon payments on a bond, while leaving the maturity and yield unchanged, will reduce the duration of the bond. This follows from the fact that because bonds with higher coupon payments pay relatively more of their cash flows sooner, they have shorter durations. Increasing the yield to maturity on a bond (e.g., by reducing its purchase price), while leaving the terms to maturity and coupon payments unchanged, also reduces the duration of the bond. Because a higher yield leads to lower present values for more distant payments relative to earlier payments, and, to relatively lower weights attached to the years remaining to those payments, the duration of the bond is reduced.

  There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is mortgage pass-throughs. The stated final maturity is generally 30 years but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser or Portfolio Manager to a Portfolio will use more sophisticated analytical techniques which incorporate the economic life of a security into the determination of its interest rate exposure.

  Futures, options, and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen the portfolio duration if interest rates go down and bond prices go up by approximately the same amount that holding an equivalent amount of the underlying securities would.

  Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing portfolio duration if interest rates go up and bond prices go down by approximately the same amount that selling an equivalent amount of the underlying securities would.

                            INVESTMENT RESTRICTIONS

  Each Portfolio's investment objective as set forth under "Investment Objectives and Policies," and the investment restrictions as set forth below, are fundamental policies of each Portfolio and may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting shares of that Portfolio. The vote of a majority of the outstanding voting securities of a Portfolio means the vote, at an annual or special meeting of
(a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Portfolio are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Portfolio, whichever is the less. Under these restrictions, a Portfolio may not:

  (i) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

  (ii) with respect to 75% of its total assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

  (iii) invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer;

  (iv) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

  (v) purchase or sell commodities or commodities contracts, except that, subject to restrictions described in the Prospectus and in the Statement of Additional Information (a) the Managed Bond, Equity Index, Government Securities, High Yield Bond, Growth LT, Equity Income, Multi-Strategy, and International Portfolios may engage in futures contracts and options on futures contracts, (b) all Portfolio may enter into foreign forward currency contracts; and (c) the Equity Index Portfolio may purchase and sell stock index futures, purchase options on stock indexes, and purchase options on stock index futures;

  (vi) with respect to the Money Market, Managed Bond, Government Securities, High Yield Bond, Equity Income, Multi-Strategy, Equity Index, and International Portfolios, purchase securities on margin (except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities) but it may make margin deposits in connection with transactions in options, futures, and options on futures;

  (vii) borrow money or pledge, mortgage or hypothecate its assets, except that a Portfolio may: (a) borrow from banks but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%; and (b) enter into reverse repurchase agreements and transactions in options, futures, and options on futures as described in the Prospectus and in the Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a "when-issued" or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts will not be deemed to be pledges of a Portfolio's assets);

  (viii) lend any funds or other assets, except that a Portfolio may, consistent with its investment objective and policies: (a) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances, and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (b) enter into repurchase agreements and reverse repurchase agreements; and (c) lend its portfolio securities in an amount not to exceed 25% of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission and the Fund's Trustees;

  (ix) act as an underwriter of securities of other issuers, except, when in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws; and

  (x) with respect to the Money Market, Managed Bond, Government Securities, High Yield Bond, Equity Income, Multi-Strategy, Equity Index, and International Portfolios, maintain a short position, or purchase, write, or sell puts, calls, straddles, spreads, or combinations thereof, except as set forth in the Prospectus and in the Statement of Additional Information for transactions in options, futures, and options on futures.

  Each Portfolio is also subject to the following restrictions and policies (which are not fundamental and may therefore be changed without shareholder approval) relating to the investment of its assets and activities. Unless otherwise indicated, a Portfolio may not:

  (i) invest for the purpose of exercising control or management;

  (ii) sell securities or property short, except short sales against the box;

  (iii) purchase warrants if immediately after and as a result of such purchase more than 10% of the market value of the total assets of the Portfolio would be invested in such warrants;

  (iv) with respect to the Growth LT, Equity, and Bond and Income Portfolios, purchase securities on margin (except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities) but it may make margin deposits in connection with transactions in options, futures, and options on futures;

  (v) with respect to the Growth LT, Equity, and Bond and Income Portfolios, maintain a short position, or purchase, write, or sell puts, calls, straddles, spreads, or combinations thereof, except as set forth in the Prospectus and in the Statement of Additional Information for transactions in options, futures, and options on futures; and

  (vi) invest in securities that are illiquid, or in repurchase agreements maturing in more than seven days, if as a result of such investment, more than 15% of the total assets of the Portfolio (taken at market value at the time of such investment) would be invested in such securities, and with respect to the Money Market Portfolio, more than 10% of the total assets of the Portfolio (taken at market value at the time of such investment) would be invested in such securities.

  Unless otherwise indicated, as in the restriction for borrowing or hypothecating assets of a Portfolio, for example, all percentage limitations listed above apply to each Portfolio only at the time into which a transaction is entered. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Portfolio's net assets will not be considered a violation. For purposes of fundamental restriction (v) as set forth above, an option on a foreign currency shall not be considered a commodity or commodity contract.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

  The Trustees and Executive Officers of the Fund, their business address, and principal occupations during the past five years are:

                                                  BUSINESS AFFILIATES AND
 NAME AND ADDRESS          POSITION WITH THE FUND PRINCIPAL OCCUPATIONS
 ----------------          ---------------------- -----------------------
 Thomas C. Sutton             Chairman of the     Chairman of the Board,
 700 Newport Center Drive     Board, Trustee      Director and Chief Executive
 Newport Beach, CA 92660      and President       Officer of Pacific Mutual;
                                                  Equity Board Member of PIMCO
                                                  Advisors L.P.; and similar
                                                  positions with other
                                                  subsidiaries of Pacific
                                                  Mutual; Director of Newhall
                                                  Land & Farming; Director of
                                                  Health Insurance Association
                                                  of America.
 Richard A. Nelson            Trustee             President of Nelson
 8 Cherry Hills Lane                              Financial Consultants;
 Newport Beach, CA 92660                          retired Partner with Ernst &
                                                  Young; Director, Wynn's
                                                  International, Inc.
 Lyman W. Porter              Trustee             Professor of Management at
 University of California                         the University of
 at Irvine                                        California, Irvine.
 Irvine, CA 92717
 Alan Richards                Trustee             Consultant and Investor;
 P. O. Box 2128                                   Partner, Old Winery Estates;
 555 San Filipe, Suite 900                        Partner, Lomas Verdes
 Rancho Santa Fe, CA 92067                        Estates; Director,
                                                  Consultant and Member of
                                                  Executive Committee, Western
                                                  National Corporation.
 Marilee Roller               Vice President      Senior Vice President,
 700 Newport Center Drive     and Treasurer       Corporate Finance and
 Newport Beach, CA 92660                          Administration, of Pacific
                                                  Mutual; President and COO of
                                                  Pacific Corinthian Life
                                                  Insurance Company; and
                                                  similar positions with other
                                                  subsidiaries of Pacific
                                                  Mutual; formerly Vice
                                                  President of Pacific Mutual.
 Diane N. Ledger              Vice President      Assistant Vice President,
 700 Newport Center Drive     and Assistant       Variable Regulatory
 Newport Beach, CA 92660      Secretary           Compliance, Corporate Law,
                                                  of Pacific Mutual.
 Sharon A. Cheever            Vice President      Vice President and
 700 Newport Center Drive     and General         Investment Counsel of
 Newport Beach, CA 92660      Counsel             Pacific Mutual; formerly
                                                  Assistant Vice President and
                                                  Associate General Counsel of
                                                  Pacific Mutual.
 Audrey L. Milfs              Secretary           Vice President and Corporate
 700 Newport Center Drive                         Secretary of Pacific Mutual;
 Newport Beach, CA 92660                          and similar positions with
                                                  other subsidiaries of
                                                  Pacific Mutual.

--------
* Mr. Sutton is an "interested person" of the Fund (as that term is defined in the Investment Company Act) because of his position with Pacific Mutual as shown above.

  Trustees other than those affiliated with Pacific Mutual or a Portfolio Manager, receive an annual fee of $6,000 and $1,250 for each Board of Trustees meeting attended plus $500 for each Audit, Policy, or Nominating Committee meeting attended, plus reimbursement of related expenses. In addition, the Chairman of the Fund's Audit Committee and Policy Committee each receives an additional annual fee of $1,000. The following table summarizes the aggregate compensation paid by the Fund to each Trustee who is not affiliated with Pacific Mutual or a Portfolio Manager in 1994. It also shows total compensation paid to these Trustees in 1994 by the Fund and PIMCO Advisors Institutional Funds, an investment company managed by an affiliate of Pacific Mutual for which Messrs. Nelson, Porter, and Richards (but not Mr. Sutton) also serve as trustees (collectively, "Fund Complex").

                                              PENSION OR
                                              RETIREMENT               TOTAL
                                               BENEFITS   ESTIMATE  COMPENSATION
                                               ACCRUED     ANNUAL    FROM FUND
                                  AGGREGATE   AS PART OF  BENEFITS  COMPLEX PAID
                                 COMPENSATION    FUND       UPON         TO
NAME OF TRUSTEE                   FROM FUND    EXPENSES  RETIREMENT   TRUSTEES
---------------                  ------------ ---------- ---------- ------------
Richard A. Nelson...............   $14,250         0          0       $27,250
Lyman W. Porter.................   $13,250         0          0       $25,250
Alan Richards...................   $13,250         0          0       $25,250

  None of the Trustees or Officers directly own shares of the Fund. As of January 31, 1994, the Trustees and Officers as a group owned Variable Contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISER

  Pacific Mutual Life Insurance Company ("Pacific Mutual") serves as Investment Adviser to the Fund pursuant to an Investment Advisory Agreement ("Advisory Contract") between Pacific Mutual and the Fund. Pacific Mutual is responsible for administering the affairs of and supervising the investment program for the Fund. Pacific Mutual also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Fund, periodic reports on the investment performance of each Portfolio.

  Under the terms of the Advisory Contract, Pacific Mutual is obligated to manage the Fund's Portfolios in accordance with applicable laws and regulations.

  The Advisory Contract will continue in effect until November 9, 1995, and from year to year thereafter, provided such continuance is approved annually by
(i) the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees, and (ii) a majority of the Trustees who are not parties to such Advisory Contract or "interested persons" (as defined in the Investment Company Act of 1940, the "1940 Act") of any such party. The Advisory Contract was originally approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract, or interested persons of such parties, at its meeting held on July 21, 1987, and by the shareholders of the Fund at a Meeting of Shareholders held on October 28, 1988. The Advisory Contract was also approved by the shareholders of the Equity Index Portfolio of the Fund at a Meeting of Shareholders of the Equity Index Portfolio held onApril 21, 1992. An addendum to the Advisory Contract was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Contract, or interested persons of such parties, at a meeting held on October 28, 1988. An Addendum to the Advisory Contract which increased the advisory fee schedule with respect to the High Yield Bond, Managed Bond, Government Securities, Equity Income, Multi-Strategy, and International Portfolios, and which included the Growth LT Portfolio as a Portfolio to which the Adviser will perform services under the Advisory Contract, was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Contract, or interested persons of such parties, at a meeting held on September 29, 1993, and was approved by shareholders of the High Yield Bond, Managed Bond, Government Securities, Equity Income, Multi-Strategy, and International Portfolios at a Special Meeting of Shareholders on December 13, 1993. An Addendum to the Advisory Contract for the Equity Portfolio and Bond and Income Portfolio was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract or interested persons of such parties, at a meeting held on August 12, 1994, and by the sole shareholder of those Portfolios on September 6, 1994. The Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by the Adviser, on 60 days' written notice by either party to the Advisory Contract and will terminate automatically if assigned.

  The Fund pays the Adviser, for its services under the Agreement, a fee based on an annual percentage of the average daily net assets of each Portfolio. For the Money Market Portfolio, the Fund will pay to the Adviser a fee at an annual rate of .40% of the first $250 million of the average daily net assets of the Portfolio, .35% of the next $250 million of the average daily net assets of the Portfolio, and .30% of the average daily net assets of the Portfolio in excess of $500 million. For the High Yield Bond, Managed Bond, Government Securities, and Bond and Income Portfolios, the Fund will pay .60% of the average daily net assets of each of the Portfolios. For the Equity Income, Multi-Strategy, and Equity Portfolios, the Fund will pay .65% of the average daily net assets of each of the Portfolios. For the Growth LT Portfolio, the Fund will pay .75% of the average daily net assets of the Portfolio. For the International Portfolio, the Fund will pay .85% of the average daily net assets of the Portfolio. For the Equity Index Portfolio, the Fund will pay .25% of the first $100 million of the average daily net assets of the Portfolio, .20% of the next $100 million of the average daily net assets of the Portfolio, and .15% of the average daily net assets of the Portfolio in excess of$200 million. The fee shall be computed and accrued daily and paid monthly.

  Prior to January 1, 1994, the Fund paid the Adviser for its services under the Agreement a fee based on an annual percentage of the average daily net assets of each Portfolio as follows. For the High Yield Bond, Managed Bond, Government Securities, Equity Income, and Multi-Strategy Portfolios, the Fund paid .50% of the first $250 million of the average daily net assets of each of the Portfolios, .45% of the next $250 million of the average daily net assets of each of the Portfolios, and .40% of the average daily net assets of each of the Portfolios in excess of $500 million. For the International Portfolio, the Fund paid .65% of the first $250 million of the average daily net assets of the Portfolio, .60% of the next $250 million of the average daily net assets of the Portfolio, and .55% of the average daily net assets of the Portfolio in excess of$500 million. For the Money Market and Equity Index Portfolios, the Fund paid the Adviser a fee based on the same fee schedule as is currently in effect.

  Pacific Mutual has agreed, until at least December 31, 1995, to waive its fees or otherwise reimburse each Portfolio for its operating expenses to the extent that such expenses, exclusive of advisory fees, additional custodial charges associated with holding foreign securities, foreign taxes on dividends, interest, or gains, and extraordinary expenses, exceed 0.25% of the Portfolio's average daily net assets. Pacific Mutual began this expense reimbursement policy in April 1989. There can be no assurance that this policy will be continued beyond December 31, 1995.

  Net fees paid or owed to Pacific Mutual for 1994 were as follows: Money Market Portfolio--$208,743, High Yield Bond Portfolio--$94,365, Managed Bond Portfolio--$297,183, Government Securities Portfolio--$111,828, Growth LT Portfolio--$132,860, Equity Income Portfolio--$251,902, Multi-Strategy Portfolio--$304,896, Equity Index Portfolio--$79,401, and International Portfolio--$454,012.

  Net fees paid or owed to Pacific Mutual for 1993 (before the Addendum to the Advisory Contract that increased the fees for certain Portfolios was in effect) were as follows: Money Market Portfolio--$68,994, High Yield Bond Portfolio-- $62,112, Managed Bond Portfolio--$151,389, Government Securities Portfolio-- $80,256, Equity Income Portfolio--$121,504, Multi-Strategy Portfolio--$120,529, Equity Index Portfolio--$44,656, and International Portfolio--$144,024.

  Net fees paid or owed to Pacific Mutual for 1992 were as follows: Money Market Portfolio--$30,169, High Yield Bond Portfolio--$22,861, Managed Bond Portfolio--$74,703, Government Securities Portfolio--$23,514, Equity Income Portfolio--$47,643, Multi-Strategy Portfolio--$34,412, Equity Index Portfolio-- $0, and International Portfolio--$74,115.

  Net advisory and administrative fees, respectively, paid by the Equity Portfolio's predecessor--the Equity Series of Pacific Corinthian Variable Fund--were $401,325 and $120,397 in 1994, $415,347 and $124,604 in 1993, and
$469,325 and $140,798 in 1992. Net advisory and administrative fees, respectively, paid by the Bond and Income Portfolio's predecessor--the Bond and Income Series of Pacific Corinthian Variable Fund--were $149,270 and $55,976 in 1994, $178,349 and $66,881 in 1993, and $211,515 and $79,318 in 1992.

PORTFOLIO MANAGEMENT AGREEMENTS

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Pacific Investment Management Company ("PIMCO"), 840 Newport Center Drive, Post Office Box 9000, Newport Beach, California 92660, PIMCO is the Portfolio Manager and provides investment advice and makes and implements investment decisions with respect to the Managed Bond Portfolio and Government Securities Portfolio. For the services provided, Pacific Mutual pays PIMCO a fee based on a percentage of each Portfolio's average daily net assets according to the following schedule:

               MANAGED BOND AND GOVERNMENT SECURITIES PORTFOLIOS

              RATE
              %      BREAK POINT (ASSETS)
              ----   --------------------
               .50%  On first $25 million
              .375%  On next $ 25 million
               .25%       On excess

  PIMCO is registered as an investment adviser with the Securities and Exchange Commission ("SEC") and a commodity trading adviser with the Commodity Futures Trading Commission ("CFTC"). Such registration does not involve supervision by the SEC over investment advice or supervision by the CFTC over commodities trading. PIMCO is currently providing investment advisory services to the PIMCO Funds, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Advisors Institutional Funds, the Harbor Bond Fund of the Harbor Fund, The Total Return Bond and the Intermediate-Term Bond Portfolios of the Target Portfolio Trust, the Fixed Income I Fund, Diversified Bond Fund, Fixed Income III Fund, and Multi-Strategy Bond Fund of the Frank Russell Investment Management Company, the PIMCO Total Return Bond Portfolio of the American Skandia Trust, the Government Income Portfolio of the Cambridge Portfolio Trust, the Total Return Fund of Fremont Mutual Funds, Inc., the fixed income segment of the Balanced Portfolio of the Pacific Corinthian Variable Fund, as well as to managed accounts consisting of proceeds from pension and profit sharing plans. Net fees paid or owed by Pacific Mutual to PIMCO in 1994 were $149,130 for the Managed Bond Portfolio and $106,476 for the Government Securities Portfolio, in 1993 were $159,860 for the Managed Bond Portfolio and $106,139 for the Government Securities Portfolio, and in 1992 were $115,405 for the Managed Bond Portfolio and $68,657 for the Government Securities Portfolio.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Janus Capital Corporation ("Janus"), 100 Fillmore Street, Suite 300, Denver, Colorado 80206-4923, Janus is the Portfolio Manager and provides investment advisory services to the Growth LT Portfolio. For the services provided, Pacific Mutual pays Janus a fee based on a percentage of the average daily net assets of the Growth LT Portfolio according to the following schedule:

                              GROWTH LT PORTFOLIO

              RATE
              (%)     BREAK POINT (ASSETS)
              ----   ---------------------
               .60%  On first $100 million
               .55%  On excess

  Janus serves as investment adviser to the Janus Funds, as well as other mutual funds and individual, corporate, charitable, and retirement accounts. Kansas
City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation and financial services.
Net fees paid or owed by Pacific Mutual to Janus for the Growth LT Portfolio from January 4, 1994 (date of commencement of operations) to December 31, 1994 were $134,659.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and J.P. Morgan Investment Management Inc. ("J.P. Morgan Investment"), 522 Fifth
Avenue, New York, New York 10036, J.P. Morgan Investment is the Portfolio
Manager and provides investment advisory services to the Equity Income Portfolio and the Multi-Strategy Portfolio. For the services provided, Pacific Mutual pays
J.P. Morgan Investment a fee based on a percentage of the combined average daily net assets of these two Portfolios according to the following schedule:

                  EQUITY INCOME AND MULTI-STRATEGY PORTFOLIOS

              RATE
              (%)     BREAK POINT (ASSETS)
              ----   ---------------------
               .45%  On first $100 million
               .40%  On next $100 million
               .35%  On next $200 million
               .30%  On excess

  J.P. Morgan Investment is an investment manager for corporate, public, and union employee benefit funds, foundations, endowments, insurance companies, government agencies and the accounts of other institutional investors. A wholly owned subsidiary of J.P. Morgan & Co. Inc., J.P. Morgan Investment was incorporated in the state of Delaware on February 7, 1984 and commenced operations on July 2, 1984. It was formed from the Institutional Investment Group of Morgan Guaranty Trust Company of New York, also a subsidiary of J.P. Morgan & Co. Inc.

  Morgan acquired its first tax-exempt client in 1913 and its first pension account in 1940. Assets under management have grown to over $121 billion. With offices in London and Singapore, J.P. Morgan Investment draws from a worldwide resources base to provide comprehensive service to an international group of clients. Investment management activities in Japan, Australia, and Germany are carried out by affiliates, Morgan Trust Bank in Tokyo, J.P. Morgan Investment Management Australia Limited in Melbourne, and J.P. Morgan Investment GmbH in Frankfurt.

  J.P. Morgan Investment currently provides investment advisory services to the following investment companies: Global Money Fund, International Growth Fund and Growth and Income Fund of Sierra Trust Funds, Global Money Fund, International Growth Fund and Growth and Income Fund of The Sierra Variable Trust, Frank Russell Equity Q Fund and Frank Russell Quantitative Equity Fund of Frank Russell Investment Co., Preferred Fixed Income Fund and Preferred Money Market Fund of Caterpillar Investment

Management Ltd., AST Money Market Fund of American Skandia Life Investment Management Inc., Benham European Government Bond Fund, Growth and Income Stock Portfolio of Northwestern Mutual Portfolio Fund, Inc., North American Funds International Growth and Income Portfolio of North American Life Insurance Company and Venture International Growth and Income Portfolio of North American Security Life Insurance Company.

  Net fees paid or owed by Pacific Mutual to J.P. Morgan Investment in 1994 were $190,312 for the Equity Income Portfolio and $212,060 for the Multi-Strategy Portfolio. From 1988 to 1993, Capital Guardian served as Portfolio Manager to the Equity Income and Multi-Strategy Portfolios. Net fees paid by Pacific Mutual to Capital Guardian for these Portfolios in 1993 were $103,788 for the Equity Income Portfolio and $108,861 for the Multi-Strategy Portfolio, and in 1992 were $75,696 for the Equity Income Portfolio and $65,117 for the Multi-Strategy Portfolio.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Greenwich Street Advisors Division of Smith Barney Mutual Funds Management Inc. ("Greenwich Street Advisors"), 338 Greenwich Street, 23rd Floor, New York, New York 10048, Greenwich Street Advisors serves as the Portfolio Manager and provides investment advisory service to the Equity Portfolio and Bond and Income Portfolio. For the services provided, Pacific Mutual pays a fee to Greenwich Street Advisors based on a percentage of each Portfolio's average daily net assets according to the following fee schedules:

                                EQUITY PORTFOLIO

              RATE
              (%)     BREAK POINT (ASSETS)
              ----   ---------------------
               .50%  On first $500 million
               .45%   On next $500 million
               .40%  On excess

                           BOND AND INCOME PORTFOLIO

              RATE
              (%)     BREAK POINT (ASSETS)
              ----   ---------------------
               .40%  On first $500 million
               .35%  On next $ 500 million
               .30%  On excess

  Greenwich Street Advisors has been in the investment counselling business since 1934 and renders investment advice to a wide variety of individual, institutional and investment company clients with aggregate assets under management as of December 31, 1994 in excess of $48 billion.

  Greenwich Street Advisors is a division of Smith Barney Mutual Fund's Management Inc. ("SBMFM"), a wholly-owned subsidiary of Smith Barney Holdings Inc., which is in turn a wholly-owned subsidiary of The Travelers Inc. The Travelers Inc. is a financial services holding company engaged, through its subsidiaries, principally in three business segments: (1) life and property and casualty insurance services,(2) investment services and (3) consumer finance services.

  Net fees paid or owed to Greenwich Street Advisors by the Equity Portfolio's predecessor the Equity Series of Pacific Corinthian Variable Fund--were $401,325 in 1994, $415,347 in 1993, and $469,325 in 1992. Net fees paid or owed to Greenwich Street Advisors by the Bond and Income Portfolio's predecessor-- the Bond and Income Series of Pacific Corinthian Variable Fund--were $149,270 in 1994, $178,349 in 1993, and $211,515 in 1992. The same fee schedules were in effect for the predecessors of the Equity Portfolio and Bond and Income Portfolio as are currently in effect.

  The Greenwich Street Advisors and its predecessors have been in the investment counseling business since 1934. SBMFM and its predecessors have been providing investment-advisory services to mutual funds since 1968. As of December 31, 1994 SBMFM manages approximately $54 billion of mutual funds.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser and Bankers Trust Company ("BTC"), a wholly-owned subsidiary of Bankers Trust New York Corporation, 130 Liberty Street, New York, New York 10006, BTC is the Portfolio Manager and provides investment advisory services to the Equity Index Portfolio. For the services provided, Pacific Mutual pays a quarterly fee in advance to BTC, based on the net assets of the Equity Index Portfolio at the beginning of each calendar quarter in accordance with the following schedule:

                             EQUITY INDEX PORTFOLIO

              RATE
              (%)     BREAK POINT (ASSETS)
              ----   ---------------------
               .07%  On first $100 million
               .03%  On next $ 100 million
               .01%  On excess

  This fee is subject to a minimum annual fee of $50,000 for the calendar year 1994, and $75,000 for the calendar year 1995, and $100,000 for the calendar year 1996 and each year thereafter. Prior to October 18, 1994, the fee was subject to a minimum annual fee of $20,000.

  BTC is a wholly-owned subsidiary of Bankers Trust New York Corporation, the seventh largest bank holding company in the United States. The Global Investment Management Group of BTC, the department directly responsible for the management of the Equity Index Portfolio, as of June 30, 1994, managed assets approximating $165 billion. BTC is the investment adviser to the following registered investment companies: Short-Intermediate Fixed-Income Portfolio of Accessor Funds, Inc.; Full Maturity Fixed Income Portfolio of AHA Investment Funds, Inc.; MidCap Index Fund, Stock Index Fund and Small Cap Index Fund of American General Series Portfolio ("VALIC"); Asset Management Portfolio; Asset Management Portfolio II; Asset Management Portfolio III; the Equity Portfolio and the Fixed Income Portfolio of the Bank Fiduciary Funds; Capital Appreciation Portfolio; Capital Growth Portfolio; Cash Management Portfolio; Equity 500 Index Portfolio of BTC Institutional Funds; Global High Yield Portfolio; Hercules Latin American Value Fund; Intermediate Tax Free Portfolio; International Equity Portfolio; Latin American Equity Portfolio; Liquid Assets Portfolio; NY Tax Free Money Portfolio; Pacific Basin Equity Portfolio; Short/Intermediate Government Securities Portfolio; Short Term Securities Portfolio; Small Cap Portfolio; Tax Free Money Portfolio; Treasury Money Portfolio and Utility Portfolio.

  Net fees paid or owed by Pacific Mutual to BTC in 1994 were $50,000, in 1993 were $21,027, and in 1992 were $20,000.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Templeton Investment Counsel, Inc. ("Templeton"), Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394-3091, Templeton is the Portfolio Manager and provides investment advice with respect to the International Portfolio. Pacific Mutual pays a fee to Templeton based on a percentage of the Portfolio's average daily net assets according to the following fee schedule:

                            INTERNATIONAL PORTFOLIO

              RATE
              (%)    BREAK POINT (ASSETS)
              ----   --------------------
               .70%  On first $25 million
               .55%  On next $ 25 million
               .50%  On next $ 50 million
               .40%  On excess

  Templeton is a Florida corporation with offices in Ft. Lauderdale, Florida, and affiliated research offices in New York, Hong Kong, Singapore, Edinburgh, Melbourne, Toronto, and the Bahamas. Templeton and its affiliates serve as advisers for over 150 registered investment companies. The Templeton organization provides investment management and advisory services to a worldwide client base, including mutual fund shareholders, foundations and endowments, employee benefit plans and individuals, As of December 31, 1994, the Templeton organization managed approximately $42.0 billion in assets, including over $5.4 billion invested in equity securities in emerging market countries, and over $570.9 million invested in fixed-income securities in those countries. Templeton is an indirect wholly-owned subsidiary of Templeton Worldwide, Inc., which is in turn, a wholly-owned subsidiary of Franklin Resources, Inc. ("Franklin"). Through its subsidiaries, Franklin is engaged in various aspects of the financial services industry. As of December 31, 1994, the Templeton/Franklin organization managed over $115 billion in assets worldwide.

  Net fees paid or owed by Pacific Mutual to Templeton for the International Portfolio in 1994 were $328,196. From 1988 to 1993, Nomura Capital Management, Inc. ("NCM") served as Portfolio Manager to the International Portfolio. Net fees paid by Pacific Mutual to NCM for the International Portfolio in 1993 were $157,869, and in 1992 were $119,790.

  The Portfolio Management Agreements are not exclusive, and PIMCO, Capital Guardian, BTC, Janus, J.P. Morgan Investment, Greenwich Street Advisors, and Templeton may provide and currently are providing investment advisory services to other clients, including other investment companies.

DISTRIBUTION OF FUND SHARES

  Pacific Equities Network ("PEN") serves as the Fund's Distributor pursuant to a Distribution Contract (the "Distribution Contract") with the Fund. The Distributor is not obligated to sell any specific amount of Fund shares. PEN bears all expenses of providing services pursuant to the Distribution Contract including the costs of sales presentations, mailings, advertising, and any other marketing efforts by PEN in connection with the distribution or sale of the shares.

  The expenses incurred by the Fund with respect to each Portfolio in connection with the Fund's organization, its registration with the Securities and Exchange Commission and any states where registered, and the public offering of its shares were advanced on behalf of the Fund by the Adviser. These organizational expenses were deferred and amortized by the Fund's Portfolios over a period of 60 months. Similarly, the organizational expenses of Portfolios of the Fund that have been organized after the Fund commenced operations have been advanced on behalf of the Fund by the Adviser, and are deferred and amortized by the pertinent Portfolio over a period of 60 months from the commencement of operations of the Portfolio. See "Financial Statements."

  As of February 1, 1995, Pacific Mutual did not beneficially own shares of any of the Portfolios of the Fund. In the event that Pacific Mutual were to acquire a beneficial interest in any Portfolio, Pacific Mutual would exercise voting rights attributable to these shares in accordance with voting instructions received by Owners of the Policies issued by Pacific Mutual. To this extent, as of February 1, 1995, Pacific Mutual did not exercise control over any Portfolio.

PURCHASES AND REDEMPTIONS

  For information on purchase and redemption of shares, see "More on the Fund's Shares" in the Fund's Prospectus. The Fund may suspend the right of redemption of shares of any Portfolio and may postpone payment for more than seven days for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the Securities and Exchange Commission determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the Securities and Exchange Commission may by order permit for the protection of the security holders of the Fund; or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Portfolio, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. Under the 1940 Act, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of its net assets during any 90-day period for any one shareholder.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

INVESTMENT DECISIONS

  Investment decisions for the Fund and for the other investment advisory clients of the Adviser, or applicable Portfolio Manager, are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Adviser or Portfolio Manager is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES

  There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Portfolio Manager may be unable to negotiate commission rates for these transactions.

  The Adviser or Portfolio Manager for a Portfolio places all orders for the purchase and sale of portfolio securities, options, and futures contracts for a Portfolio through a substantial number of brokers and dealers or futures commission merchants. In executing transactions, the Adviser or Portfolio Manager will attempt to obtain the best net results for a Portfolio taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In effecting purchases and sales of portfolio securities in transactions on United States stock exchanges for the account of the Fund, the Adviser or Portfolio Manager may pay higher commission rates than the lowest available when the Adviser or Portfolio Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as described below. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Portfolio Manager may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup. Consistent with the above policy of obtaining the best net results, a portion of the Equity Index Portfolio's brokerage and futures transactions may be conducted through BT Brokerage Corporation and BT Futures Corporation, respectively, both wholly-owned subsidiaries of Bankers Trust New York Corporation. The brokerage commissions paid to BT Brokerage Corporation will not exceed 25% of the brokerage commission incurred per year by the Equity Index Portfolio. Smith Barney Inc. and its affiliates may serve as the Fund's broker in effecting portfolio transactions on a national securities exchange, and may retain commissions, in accordance with certain regulations of the Securities and Exchange Commission. Smith Barney Inc. may receive no more than 25% of the brokerage commission incurred per annum by any Portfolio managed by Greenwich Street Advisors.

  Some securities considered for investment by the Fund's Portfolios may also be appropriate for other clients served by the Adviser or Portfolio Manager. If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these clients served by the Adviser or Portfolio Manager is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser or Portfolio Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser or Portfolio Manager, and the results of such allocations, are subject to periodic review by the Fund's Adviser and Board of Trustees.

  It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser or Portfolio Manager for a Portfolio may receive research services from many broker-dealers with which the Adviser or Portfolio Manager places the Portfolio's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Adviser or Portfolio Manager in advising its various clients (including the Portfolio), although not all of these services are necessarily useful and of value in managing a Portfolio. The advisory fee paid by the Portfolio is not reduced because the Adviser or Portfolio Manager and its affiliates receive such services.

  As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser or Portfolio Manager may cause a Portfolio to pay a broker-dealer, which provides "brokerage and research services" (as defined in the Act) to the Adviser or Portfolio Manager, an amount of disclosed commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction.

  During the year 1994, the following Portfolios incurred brokerage commissions and markups on principal transactions as follows: the High Yield Bond Portfolio--$0, the Managed Bond Portfolio--$9,636, the Government Securities Portfolio--$5,652, the Equity Income Portfolio--$126,489, of which $84 (0.07%) was paid to BT Securities, an affiliate of Bankers Trust Company, the Multi-Strategy Portfolio--$77,944, of which $62 (0.08%) was paid to BT Securities, an affiliate of Bankers Trust Company, the Equity Portfolio--$318,235 of which $53,700 (16.87%) was paid to Smith Barney Inc. or its predecessors, and $5,100 (1.60%) was paid to Lehman Brothers Securities, the Bond and Income Portfolio-- $0, the Equity Index Portfolio--$6,337, the International Portfolio--$304,029, of which $515 (0.17%) was paid to J.P. Morgan Securities, an affiliate of J.P. Morgan Investment Management Inc., and the Growth LT Portfolio--$101,353, of which $259 (0.26%) was paid to J.P. Morgan Securities, an affiliate of J.P. Morgan Investment Management Inc. During the years 1993 and 1992, respectively, the following Portfolios incurred brokerage commissions as follows: the High Yield Bond Portfolio--$690 and $1,299, the Managed Bond Portfolio--$5,568 and $4,001, the Government Securities Portfolio--$4,548 and $3,267, the Equity Income Portfolio--$33,310 and $24,271, the Multi-Strategy Portfolio--$28,251 and $13,790, the Equity Portfolio--$418,458 of which $71,472 (17.08%) were paid to Smith Barney Inc. or its predecessors, and $537,146 of which $99,432 (18.51%) were paid to Smith Barney Inc. or its predecessors, the Bond and Income Portfolio--$0 and $0, the Equity Index Portfolio--$6,541 and $5,500, and the International Portfolio--$126,924 and $49,519. The Equity and Bond and Income Portfolios had not yet commenced operations as of December 31, 1994. Information for the Equity Portfolio and Bond and Income Portfolio is based on activity of the predecessor series of Pacific Corinthian Variable Fund, the assets of which were acquired by the Fund on December 31, 1994.

PORTFOLIO TURNOVER

  For reporting purposes, each Portfolio's portfolio turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio securities owned by the Portfolio during the fiscal year. In determining such portfolio turnover, long-term U.S. Government securities are included. Short-term U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the portfolio (other than short-term securities) were replaced once during the fiscal year. The portfolio turnover rate for each of the Portfolios will vary from year to year, depending on market conditions.

  It is anticipated that the rate of portfolio turnover as defined above for the Money Market Portfolio will be 0%, and for each of the other Portfolios will be approximately 100% under normal market conditions. For the Portfolios other than the Money Market Portfolio, portfolio turnover could be greater in periods of unusual market movement and volatility. For the years 1994, 1993, and 1992, respectively, the portfolio turnover rate for each of the Portfolios was as follows: Money Market Portfolio--0%, 0%, and 0%, High Yield Bond Portfolio--142%, 186%, and 186%, Managed Bond Portfolio--128%, 163%, and 90%, Government Securities Portfolio--233%, 402%, and 212%, Equity Income Portfolio--135%, 28%, and 19%, Multi-Strategy Portfolio--187%, 28%, and 17%, Equity Portfolio--179%, 230%, and 242%, Bond and Income Portfolio--32%, 42%, and 22%, International Portfolio--52%, 46%, and 39%, and Equity Index Portfolio--2%, 1%, and 4%. The portfolio turnover rate for the Growth LT Portfolio, which commenced operations on January 4, 1994, was 257% in 1994. Information for the Equity Portfolio and Bond and Income Portfolio is based on activity of the predecessor series of Pacific Corinthian Variable Fund, the assets of which were acquired by the Fund on December 31, 1994.

                                NET ASSET VALUE

  As indicated under "Net Asset Value" in the Prospectus, the Fund's net asset value per share for the purpose of pricing purchase and redemption orders is determined at or about 4:00 P.M., New York City time, on each day the New York Stock Exchange is open for trading. Net asset value will not be determined on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. With respect to the Portfolios that invest in foreign securities, the value of foreign securities that are traded on stock exchanges outside the United States are based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation. Securities traded in over-the-counter markets outside the United States are valued at the last available price in the over-the-counter market prior to the time of valuation. Trading in securities on exchanges and over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 P.M., New York City time. In addition, European and Pacific Basin securities trading may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated. Quotations of foreign securities in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time net asset value is computed. The calculation of the net asset value of the Managed Bond, Government Securities, Growth LT, and International Portfolios may not take place contemporaneously with the determination of the prices of portfolio securities of foreign issuers used in such calculation. Further, under the Fund's procedures, the prices of foreign securities are determined using information derived from pricing services and other sources every day that the Fund values its shares. Prices derived under these procedures will be used in determining net asset value. Information that becomes known to the Fund or its agents after the time that net asset value is calculated on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and the time a Portfolio's net asset value is determined may not be reflected in the calculation of net asset value. If events materially affecting net asset value occur during such period, the securities would be valued at fair market value as determined by the management and approved in good faith by the Board of Trustees of the Fund.

  The Money Market Portfolio's portfolio securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During such periods the yield to investors in the Portfolio may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

  The Commission's regulations require the Money Market Portfolio to adhere to certain conditions. The Portfolio is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, to limit its investments to instruments having remaining maturities of 13 months or less (except securities held subject to repurchase agreements having 13 months or less to maturity) and to invest only in securities that meet specified quality and credit criteria.

  All other Portfolios are valued as follows:

  Portfolio securities for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales price, or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. In other cases, securities are valued at their fair value as determined in good faith by the Board of Trustees of the Fund, although the actual calculations may be made by persons acting under the direction of the Board. Money market instruments are valued at market value, except that instruments maturing in sixty days or less are valued using the amortized cost method of valuation.

  With respect to the International Portfolio, the value of a foreign security is determined in its national currency based upon the price on the foreign exchange as of its close of business immediately preceding the time of valuation. Securities traded in over-the-counter markets outside the United States are valued at the last available price in the over-the-counter market prior to the time of valuation.

  Debt securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of sixty days or less at their date of acquisition), are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Debt obligations having a maturity of sixty days or less are generally valued at amortized cost unless the amortized cost value does not approximate market value. Certain debt securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to debt securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued.

  When a Portfolio writes a put or call option, the amount of the premium is included in the Portfolio's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the option. The premium paid for an option purchased by the Portfolio is recorded as an asset and subsequently adjusted to market value. The values of futures contracts are based on market prices. Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the prevailing market rates quoted by the custodian on the morning of valuation.

                            PERFORMANCE INFORMATION

  The Fund may, from time to time, include the yield and effective yield of its Money Market Portfolio, the yield of the remaining Portfolios, and the total return of all Portfolios in advertisements, sales literature, or reports to shareholders or prospective investors. Total return information for the Fund will not be advertised or included in sales literature unless accompanied by comparable performance information for a Separate Account to which the Fund offers its shares.

  Current yield for the Money Market Portfolio will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro-rata share of Portfolio expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Money Market Portfolio assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

             Effective Yield = [(Base Period Return + 1) 365/7]-1

  For the 7-day period ending December 31, 1994, the current yield of the Money Market Portfolio was 4.92% and the effective yield of the Portfolio was 5.04%.

  Quotations of yield for the remaining Portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                          ( a-b
                    2[    +1)/6/    -1]
                            cd

  where

    a = dividends and interest earned during the period,

    b = expenses accrued for the period (net of reimbursements),

    c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

    d = the maximum offering price per share on the last day of the period.

  For the 30 day period ended December 31, 1994, the yield of the remaining Portfolios that had commenced operations on or before that date was as follows: 9.08% for the High Yield Bond Portfolio, 6.09% for the Managed Bond Portfolio, 5.71% for the Government Securities Portfolio, 1.76% for the Growth LT Portfolio, 3.75% for the Multi-Strategy Portfolio, 1.24% for the Equity Income Portfolio, (0.34%) for the Equity Portfolio, 6.58% for the Bond and Income Portfolio, 0.29% for the International Portfolio, and 2.22% for the Equity Index Portfolio.

  Quotations of average annual total return for a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Portfolio over certain periods that will include a period of one year (or, if less, up to the life of the Portfolio), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the total return for the period, n = the number of periods, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

  For the one year period ended December 31, 1994, the total return for each Portfolio that had commenced operations on or before that date was as follows:
3.76% for the Money Market Portfolio, 0.42% for the High Yield Bond Portfolio, (4.36%) for the Managed Bond Portfolio, (5.10%) for the Government Securities Portfolio, 13.25% for the Growth LT Portfolio (which commenced operations on January 4, 1994), (0.28%) for the Equity Income Portfolio, (1.50%) for the Multi-Strategy Portfolio, (2.87%) for the Equity Portfolio, (8.36%) for the Bond and Income Portfolio, 3.01% for the International Portfolio, and 1.05% for the Equity Index Portfolio.

  For the five year period ended December 31, 1994, the average annual total return for each Portfolio that had commenced operations on or before that date was as follows: 4.62% for the Money Market Portfolio, 11.96% for the High Yield Bond Portfolio, 8.02% for the Managed Bond Portfolio, 7.33% for the Government Securities Portfolio, 6.68% for the Equity Income Portfolio, 6.78% for the Multi-Strategy Portfolio, 8.67% for the Equity Portfolio, 8.71% for the Bond and Income Portfolio, and 3.00% for the International Portfolio. The Equity Index Portfolio did not begin operations until January 30, 1991, and the Growth LT Portfolio did not begin operations until January 4, 1994.

  For the ten year period ended December 31, 1994, the average annual total returns for the Equity Portfolio, and Bond and Income Portfolio were 13.02% and 11.17%, respectively.

  Based upon the period from the commencement of Fund operations on January 4, 1988 until December 31, 1994, the average annual total return for each Portfolio, except the Equity Index, Growth LT, Equity, and Bond and Income Portfolios, was as follows: 5.38% for the Money Market Portfolio, 10.30% for the High Yield Bond Portfolio, 8.86% for the Managed Bond Portfolio, 8.25% for the Government Securities Portfolio, 9.89% for the Equity Income Portfolio, 9.03% for the Multi-Strategy Portfolio, and 7.37% for the International Portfolio. Based upon the period from the commencement of the Equity Index Portfolio operations on January 30, 1991 until December 31, 1994, the average annual total return for the Equity Index Portfolio was 10.44%. Based upon the period from the commencement of operations of the Growth LT Portfolio on January 4, 1994 until December 31, 1994, the average annual total return for the Growth LT Portfolio was 13.41%. Based upon the period from the commencement of the first full year of operations of the Equity Portfolio and Bond and Income Portfolio on January 1, 1984, the average annual total return for each of these Portfolios was 12.87% and 11.67%, respectively.

  The performance results for the Equity Income, Multi-Strategy, and International Portfolios occurred when these Portfolios were advised by different Portfolio Managers. J.P. Morgan Investment began serving as Portfolio Manager to the Equity Income Portfolio and the Multi-Strategy Portfolio and Templeton began serving as Portfolio Manager to the International Portfolio on January 1, 1994. The performance results for the Equity Portfolio and Bond and Income Portfolio are based on the performance results of the predecessor series of Pacific Corinthian Variable Fund, the assets of which were acquired by the Fund on December 31, 1994.

  Performance information for a Portfolio may be compared, in advertisements, sales literature, and reports to shareholders to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), the Dow Jones Industrial Average ("DJIA"), for the Money Market Portfolio, Donoghue Money Market Institutional Averages; for those Portfolios with investments in fixed income securities, the Lehman Brothers Government Corporate Index; for the Government Securities Portfolio, the Lehman Brothers Government Bond Index; for the High Yield Bond Portfolio, the Salomon High Yield Bond Indexes; for the International Portfolio, Morgan Stanley Capital International's EAFE Index, which represents the stock markets of Europe, Australia, and the Far East; or other unmanaged indices, so that investors may compare a Portfolio's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Portfolio. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

  Quotations of yield or total return for the Fund will not take into account charges and deductions against any Separate Accounts to which the Fund shares are sold or charges and deductions against the Contracts issued by Pacific Mutual Life Insurance Company. The Portfolio's yield and total return should not be compared with mutual funds that sell their shares directly to the public since the figures provided do not reflect charges against the Separate Accounts or the Contracts. Performance information for any Portfolio reflects only the performance of a hypothetical investment in the Portfolio during the particular time period on which the calculations are based. Performance information should be considered in light of the Portfolio's investment objectives and policies, characteristics and quality of the portfolios and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                                    TAXATION

  Each Portfolio intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986 (the "Code").

  To qualify as a regulated investment company, each Portfolio generally must, among other things:(i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; (ii) derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets held less than three months including stocks, securities, and certain foreign currencies, futures, options, and forward contracts; (iii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (iv) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) each taxable year.

  As a regulated investment company, a Portfolio generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. Each Portfolio intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Portfolio on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Portfolio must distribute (or be deemed to have distributed) during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses for the twelve month period ending on October 31 of the calendar year (adjusted for certain ordinary losses), and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Portfolio intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Portfolio during October, November, or December of that year to shareholders of record on a date in such a month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to shareholders (the Separate Accounts) for the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

  If a Portfolio invests in shares of a foreign investment company, the Portfolio may be subject to U.S. federal income tax on a portion of an "excess distribution" from, or of the gain from the sale of part or all of the shares in, such company. In addition, an interest charge may be imposed with respect to deferred taxes arising from such distributions or gains.

  Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts, and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Portfolio's investment company taxable income to be distributed to its shareholders as ordinary income.

  The Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of a separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in the regulations or rulings.

  In the event that the rules or regulations are adopted there can be no assurance that the Portfolios will be able to operate as currently described in the Prospectus, or that the Trust will not have to change any Portfolio's investment objective or investment policies. While each Portfolio's investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the Trustees have reserved the right to modify the investment policies of the Portfolios as necessary to prevent any such prospective rules and regulations from causing the contract owners to be considered the owners of the shares of the Portfolio's underlying the Separate Accounts.

DISTRIBUTIONS

  Distributions of any investment company taxable income (which includes among other items, dividends, interest, and any net realized short-term capital gains in excess of net realized long-term capital losses) are treated as ordinary income for tax purposes in the hands of the shareholder (Separate Account). Net capital gains (the excess of any net long-term capital gains over net short-term capital losses) will, to the extent distributed, be treated as long-term capital gains in the hands of a Separate Account regardless of the length of time a Separate Account may have held the shares.

HEDGING TRANSACTIONS

  The 30% limitation and the diversification requirements applicable to a Portfolio's assets may limit the extent to which a Portfolio will be able to engage in transactions in options, futures contracts, or forward contracts.

                               OTHER INFORMATION

CONCENTRATION POLICY

  Under each Portfolio's investment restrictions, a Portfolio may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto). For purposes of complying with this restriction, the Fund, in consultation with its Portfolio Managers, utilizes its own industry classifications.

CAPITALIZATION

  The Fund is a Massachusetts business trust established under a Declaration of Trust dated May 4, 1987. The capitalization of the Fund consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional Portfolios (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional Portfolios will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, redeemable, freely transferable, and non-assessable by the Fund. Shares do not have preemptive rights or subscription rights. In liquidation of a Portfolio of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Portfolio.

  Expenses incurred by the Equity Index Portfolio and Growth LT Portfolio in connection with the Fund's organization and establishment of those Portfolios and the public offering of the shares of those Portfolios, aggregated approximately $40,358 and $3,952, respectively. These costs have been deferred by the Equity Index and Growth LT Portfolios and are being amortized by it over a period of five years from the beginning of operations of those Portfolios.

VOTING RIGHTS

  Shareholders of the Fund are given certain voting rights. Each share of each Portfolio will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products.

  Under the Declaration of Trust, the Fund is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Fund will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Fund will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Fund. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares or other voting interests of the Fund may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares or other voting interests of the Fund. The Fund's shares do not have cumulative voting rights.

CUSTODIAN AND TRANSFER AGENCY AND DIVIDEND DISBURSING SERVICES

  Investors Fiduciary Trust Company ("IFTC") serves as Custodian for assets of the Fund. Pursuant to a sub-custody agreement between IFTC and The Chase Manhattan Bank, N.A. ("Chase"), Chase serves as subcustodian of the Fund for the custody of the foreign securities acquired by the Fund. Under the agreement, Chase may hold the foreign securities at its principal office at One Chase Manhattan Plaza, New York, New York 10081, and at Chase's branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, an eligible foreign subcustodian, or an eligible foreign securities depository.

  Pursuant to rules or other exemptions under the Investment Company Act, the Fund may maintain foreign securities and cash for the Fund in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board of Trustees, and is reviewed annually, following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Fund; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Fund assets.

  Pacific Mutual provides dividend disbursing and transfer agency services to the Fund.

FINANCIAL STATEMENTS

  The financial statements of the Fund as of December 31, 1994, including the notes thereto, are incorporated by reference in this Statement of Additional Information from the Annual Report of the Fund dated as of December 31, 1994. The financial statements have been audited by Deloitte & Touche LLP, except for information for the Equity Portfolio and Bond and Income Portfolio for years before 1994, which was audited by other independent public accountants.

INDEPENDENT ACCOUNTANTS

  Deloitte & Touche LLP serves as the independent public accountants for the Fund. Deloitte & Touche LLP provides audit services and assistance and consultation in connection with Securities and Exchange Commission filings. The address of Deloitte & Touche LLP is 695 Town Center Drive, Suite 1200, Costa Mesa, California 92626.

COUNSEL

  Dechert Price & Rhoads, 1500 K Street, N.W., Suite 500, Washington, D.C. 20005, passes upon certain legal matters in connection with the shares offered by the Fund and also acts as outside counsel to the Fund.

REGISTRATION STATEMENT

  This Statement of Additional Information and the Prospectus do not contain all the information included in the Fund's Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The Registration Statement, including the exhibits filed therewith, may be examined at the offices of the Securities and Exchange Commission in Washington, D.C.

  Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

FORM NO. 250-5B